FSI LOW BETA ABSOLUTE RETURN FUND

Managed by Financial Solutions, Inc.
(the “Adviser”)

PROSPECTUS

April 15, 2014

This Prospectus sets forth concisely the information that a prospective investor should know before investing in FSI Low Beta Absolute Return Fund (the “Fund”).  The Fund’s investment objective is to seek attractive risk adjusted rates of return, “Alpha,” with a risk profile and volatility that is similar to that of the Barclays Capital U.S. Aggregate Bond Index. There can be no assurance that the Fund will achieve its investment objective.  Please read and retain this Prospectus for future reference. A Statement of Additional Information (the “SAI”) regarding the Fund, dated April 15, 2014 has been filed with the Securities and Exchange Commission (the “SEC”). You may obtain free copies of the SAI and the Fund’s annual and semi-annual reports, request other information about the Fund and make other inquiries by calling the Fund toll-free at (877) 379-7380.

These materials are also available without charge by writing to the Fund at P.O. Box 46707 Cincinnati, OH 45246. A table of contents to the SAI is located on the back cover of this Prospectus. This Prospectus incorporates by reference the entire SAI (together with any supplement to it). These materials are also available at the SEC’s website http://www.sec.gov.  The Fund does not have an Internet website.

In making an investment decision, a prospective investor must rely upon his, her or its own examination of the Fund and the terms of the offering, including the merits and risks involved in an investment in the Fund’s units of beneficial interest (“Units”) described in this Prospectus.

	Registrant’s Price to Public(1)	Registrant’s Sales Load	Proceeds to Registrant
Per Unit	Current NAV	None	Amount invested at current NAV
Per $50,000 minimum initial investment	$50,000	$0.00	$50,000

(1)
Units are offered on a best efforts basis at a price equal to their current net asset value (“NAV”), which varies.  The Fund previously registered 1,000,000 Units and no additional Units are being registered in connection with this Prospectus.

•	Units are not suitable for an investor if the investor needs access to the money it invests. See “Principal Risks” and “Repurchases and Transfers of Units.”

•	An investor in Units (each a “Unitholder”) may not have access to the money it invests for an indefinite period of time.

•	A Unitholder should not expect to be able to sell its Units regardless of how the Fund performs.

•	The Units are not, and are not expected to be, listed for trading on any securities exchange and, to the Fund’s knowledge, there is no, nor will there be, any secondary trading market for the Units.

•
A Unitholder does not have the right to require the Fund to redeem or repurchase its Units.  Repurchases will be made at such times, in such amounts, and on such terms as may be determined by the Fund’s Board of Trustees (the “Board”), in its sole discretion. The maximum number of Units that will be repurchased by the Fund during any repurchase offer generally is not expected to have a value that exceeds 25% of the Fund’s aggregate NAV on the designated valuation date. See “Repurchases and Transfers of Units.”

•
Units are subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under the Fund’s Agreement and Declaration of Trust, as may be amended or amended and restated from time to time (the “Declaration of Trust”).

•	Because a Unitholder may be unable to sell its Units, the Unitholder will be unable to reduce its exposure to the Fund on any market downturn.

AN INVESTMENT IN THE FUND SHOULD BE CONSIDERED A SPECULATIVE INVESTMENT THAT ENTAILS A HIGH DEGREE OF RISK AND UNITS OF THE FUND ARE ONLY AVAILABLE FOR PURCHASE BY CERTAIN ELIGIBLE INVESTORS AS DESCRIBED IN THIS PROSPECTUS (EACH AN “ELIGIBLE INVESTOR”). IT IS POSSIBLE THAT AN INVESTOR MAY LOSE SOME OR ALL OF ITS INVESTMENT AND THAT THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. BEFORE MAKING AN INVESTMENT DECISION, A PROSPECTIVE INVESTOR AND/OR A PROSPECTIVE INVESTOR’S ADVISER SHOULD (1) CONSIDER THE SUITABILITY OF THIS INVESTMENT WITH RESPECT TO THE PROSPECTIVE INVESTOR’S INVESTMENT OBJECTIVES AND PERSONAL SITUATION AND (2) CONSIDER FACTORS SUCH AS THE PROSPECTIVE INVESTOR’S PERSONAL NET WORTH, INCOME, AGE, RISK TOLERANCE AND LIQUIDITY NEEDS. SHORT-TERM PROSPECTIVE INVESTORS, PROSPECTIVE INVESTORS WITH LIQUIDITY NEEDS AND PROSPECTIVE INVESTORS WHO CANNOT BEAR THE LOSS OF SOME OR ALL OF THEIR INVESTMENT OR THE RISKS ASSOCIATED WITH THE LIMITED LIQUIDITY OF AN INVESTMENT IN THE FUND SHOULD NOT INVEST IN THE FUND.

FOR A DISCUSSION OF PRINCIPAL RISKS AND SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING UNITS, SEE “PRINCIPAL RISKS” BEGINNING ON PAGE 33 OF THIS PROSPECTUS.

TO ALL PROSPECTIVE INVESTORS

Although these securities have been registered with the SEC, the SEC has not approved or disapproved any Units offered in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus, the SAI or the accompanying exhibits.  Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

Units are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

CIRCULAR 230 NOTICE.  TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY UNITED STATES TREASURY REGULATIONS, WE INFORM YOU THAT:  (1) ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED IN THIS PROSPECTUS, INCLUDING ANY OPINION OF COUNSEL REFERRED TO HEREIN, IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING UNITED STATES FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER; (2) ANY SUCH ADVICE IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS DESCRIBED IN THIS PROSPECTUS (OR IN ANY SUCH OPINION OF COUNSEL); AND (3) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISER.

The Fund is not making an offer of Units in any state or other jurisdiction where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund is required to supplement this Prospectus to disclose any material changes in the information provided herein.

FSI Low Beta Absolute Return Fund
Prospectus, April 15, 2014

Not FDIC Insured
May Lose Value
No Bank Guarantee

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained in this Prospectus and in the SAI. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

The Fund

The Fund is a continuously offered, non-diversified, closed-end management investment company, organized as a Delaware statutory trust.

The fiscal year of the Fund shall end on August 31, with the taxable year ending on August 31.

Investment Objective

The Fund’s investment objective is to seek attractive risk adjusted rate of returns, “Alpha,” with a risk profile and volatility that is similar to that of the Barclays Capital U.S. Aggregate Bond Index.  There can be no assurance that the Fund will achieve its investment objective.

Principal Investment Policies

The Fund seeks a rate of return that is attractive relative to the amount of risk taken to achieve the return (i.e. risk adjusted rates of returns).  In seeking risk adjusted rates of return, the Fund may invest in: (1) investment funds that are not registered under the Investment Company Act of 1940, as amended (each a “Private Fund”), and Private Funds that invest in other Private Funds (the “Alpha Engine”) and (2) U.S. Treasury futures to provide exposure to the market value change of a high quality fixed income portfolio and to seek to mitigate volatility in the Alpha Engine (the “Beta Exposure”).  The Fund will maintain cash and cash equivalents (i.e., money market instruments such as repurchase agreements and certificates of deposit and money market funds) to “cover” or otherwise provide liquidity equal to the value of the Beta Exposure which is marked to market daily (the “Buffer Account”).  The Private Funds in which the Fund may invest (each an “Underlying Fund”) are commonly referred to as “hedge funds.” Since the Fund invests a significant portion of its assets in Underlying Funds, the Fund may be referred to as a “fund of hedge funds.”

The Underlying Funds that comprise the Alpha Engine employ strategies and investment techniques directly, or indirectly through other Private Funds in which they invest (each a “Sub-Fund”) that, when used in the aggregate, are expected, although not guaranteed, to produce absolute (positive) returns regardless of market conditions.  While the Fund does not intend to replicate the composition of the Barclays Capital U.S. Aggregate Bond Index (the “Index”) directly, or indirectly through its investment in the Underlying Funds, the Adviser believes that the Alpha Engine, coupled with the periodic employment of the Beta Exposure during negative or expected negative movements in the equity markets, will create a portfolio with a volatility similar to that of the Index.  The Index is an unmanaged, market-value weighted index for U.S. dollar-denominated, investment grade (rated Baa3 or above by Moody’s), fixed-rate debt issues, including government, corporate, asset backed, and mortgage-related securities with maturities of at least 1 year.  The annualized rates of return of the Index for the 1 Year, 3 Year, 5 Year and 10 Year periods ended December 31, 2013 were -2.02%, 3.26%, 4.44% and 4.55%, respectively.

The Adviser determines the amount of Fund assets to be allocated amongst the Alpha Engine, the Beta Exposure and the Buffer Account.  The Adviser expects to invest a portion of Fund assets dedicated to the Alpha Engine and to utilize other advisers (each a “Sub-Adviser”) to manage the remainder of the Alpha Engine.  The Adviser determines the portion of the Alpha Engine to be allocated to itself and each Sub-Adviser for investment (the “Allocated Assets”).  The Adviser is responsible for directly managing the Beta Exposure and the Buffer Account.

Alpha Engine.  To generate market returns (Alpha), the Fund may invest in Underlying Funds whose strategies, when used in the aggregate, are expected to generate absolute (positive) returns regardless of market conditions with substantially lower volatility (i.e., the average variance of returns) than the average common stock trading on a U.S. exchange or a stock index (i.e., the S&P 500).

Each Underlying Fund is organized outside of the U.S. and may pursue one or more alternative strategies directly, or indirectly through investments in Sub-Funds.  Alternative strategies are investment strategies that are not intended to correlate with the performance of the general equity and bond markets.  The summaries contained in the table are not intended to be a complete description of the alternative strategies that may be employed by managers of the Underlying Funds (each an “Underlying Fund Manager”) and the managers of the Sub-Funds (each a “Sub-Fund Manager”) and the table may not include descriptions of all possible investment strategies which may be used by the Underlying Fund or Sub-Fund Managers.

Principal Alternative Strategies Employed by Underlying Funds and Sub-Funds
Relative Value Strategies
Convertible Arbitrage	•
Involves the simultaneous purchasing of convertible securities of U.S. and foreign issuers (a “long position”) and the selling short of the corresponding underlying common stocks (or equivalent thereof) (a “short position”) to capitalized on perceived pricing discrepancies between the convertible securities and the underlying common stocks.

Fixed Income Hedge	•
Involves, generally, purchasing fixed income securities of U.S. and foreign issuers including corporations, governments and financial institutions as well as mortgage-related securities that are perceived to be undervalued and selling short such fixed income securities that are perceived to be overvalued.  Fixed income securities include, but are not limited to, corporate debt obligations, government securities, municipal securities, financial institution obligations and mortgage-related securities, asset-backed securities, zero-coupon securities and similar securities issued by foreign issuers (“Fixed Income Securities”).

Fixed Income Arbitrage	•
Involves the purchasing and selling short of Fixed Income Securities issued by U.S. and/or foreign issuers to capitalize on perceived pricing discrepancies within and across types of Fixed Income Securities.

Principal Alternative Strategies Employed by Underlying Funds and Sub-Funds
Event Driven Strategies
Merger/Risk Arbitrage	•
Involves investing in equity and/or Fixed Income Securities of U.S. and/or foreign issuers based on how certain events such as mergers, consolidations, acquisitions, transfers of assets, tender offers, exchange offers, re-capitalizations, liquidations, divestitures, spin-offs and other similar transactions are expected to affect the value of such securities.  Long and short positions may be utilized. Equity securities include, but are not limited to, common stock, preferred stock, convertible securities and depositary receipts (e.g. American Depositary Receipts or “ADRs” of foreign issuers) and other similar securities issued by foreign issuers (“Equity Securities”).

Bankruptcy/Distressed	•
Involves investing in Equity and/or Fixed Income Securities of financially troubled U.S. and/or foreign issuers (i.e., companies involved in bankruptcy proceedings financial reorganizations or other similar financial restructurings).  Long and short positions may be utilized.

Long/Short Equity Strategies
•
Involves purchasing and selling short Equity Securities of U.S. and foreign issuers.  Investments may focus on specific regions, sectors or types of Equity Securities.  Long and short positions may not be invested in equal amounts and, as such may not seek to neutralize general market risk.

Global Macro Strategies
Discretionary	•
Involves investing across a variety of securities and financial instruments of U.S. and foreign issuers based on interpretations of the global macro economy and changes therein on the valuation of such securities and financial instruments.  Investments may include Equity and Fixed Income Securities, currencies and commodities (i.e., agricultural, metals, energy).  Long and short positions may be utilized.

Managed Futures	•
Involves the trading of futures contracts and options on futures contracts as either buyers or sellers of contracts representing real assets such as gold, silver, wheat, coffee, sugar, heating oil, as well as financial assets such as government bonds, equity market indices and currencies to take advantage of investment opportunities in the global equity, fixed income, currency and commodity markets.  Long and short positions in futures and options on futures may be utilized.

Each of the above strategies may use leverage to: (1) implement short positions; (2) enhance returns by borrowing money and/or by using options, futures, swaps, forward contracts, warrants, rights and other similar instruments (“Derivatives”) to gain (in lieu of investing directly in Equity and Fixed Income Securities, currencies and commodities, as applicable) or increase exposure to certain investments; and (3) hedge against, through the use of Derivatives, certain strategy risks such as market, Equity Securities risk (i.e., company and capitalization risk), Fixed Income Securities risk (i.e., interest rate, credit and default risk), commodity risk and short selling risk, each as applicable.  The credit ratings of Fixed Income Securities will range from investment grade to below investment grade (i.e., junk).   Investments made pursuant to these strategies may also include securities or other financial instruments that are restricted (i.e., interests that may not be sold to the public without an effective registration statements under the Securities Act of 1933, as amended (the “1933 Act”)) or illiquid (including a Sub-Fund)  An Underlying Fund may also employ a multi-strategy approach directly, or through investments in Sub-Funds, and invest its assets utilizing several of these, and potentially other strategies, in order to meet its investment objective.

Because the Underlying Funds and the Sub-Funds are not registered under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), and their governing documents typically do not impose significant investment restrictions, an Underlying Fund or Sub-Fund may, without limitation, employ a variety of strategies and invest and trade in a broad range of securities and financial instruments, including but not limited to those described above. (See “Principal Risks – Underlying Fund Risk”).

The Fund’s investment in any one Underlying Fund will be less than 5% of that fund’s outstanding voting stock.  Each of the Sub-Advisers, the Underlying Funds, the Sub-Funds and the Underlying Fund Managers will be unaffiliated with the Adviser. The Adviser may invest its Allocated Assets in an Underlying Fund whose Underlying Fund Manager is the Sub-Adviser.  A Sub-Adviser, however, will not invest its Allocated Assets in an Underlying Fund if the Sub-Adviser serves as that fund’s Underlying Fund Manager.

Beta Exposure.  The investment risks associated with the Alpha Engine are expected to correlate more closely, over time, to the risks of investing in the equity markets.  The Beta Exposure creates exposure to the price movement (not the total return) of a high quality fixed income portfolio through the purchase of U.S. Treasury futures.  (See “Principal Risks – Futures Risk”).  It is anticipated that any returns generated by the Beta Exposure will help to mitigate the volatility of the Alpha Engine during negative or expected negative movements in the equity markets.

Through the Beta Exposure, the Adviser attempts to replicate the return of the Index by purchasing U.S. Treasury futures that create exposure to U.S. Treasuries with a duration similar to that of the Index.  Duration measures how much the value of the Index is likely to fluctuate in response to interest rate movements.  As of March 27, 2014, the modified adjusted duration of the Index was 5.65 years which means that the Index will decrease in value by 5.65% if interest rates rise 1% (or rise in value by 5.65% if interest rates decrease by 1%).

The Fund’s investment in U.S. Treasury futures will comply with one of the following investment restrictions:

(1)
The aggregate initial margin and premiums required to establish the U.S. Treasury futures positions will not exceed 5% of liquidation value of the Fund after taking into account unrealized profits and unrealized losses on such contracts; or

(2)
The aggregate net notional value of U.S. Treasury futures determined at the time the most recent position was established, shall not exceed 100% of the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on any such positions.  The “notional value” shall be calculated for each futures position by multiplying the number of contracts by the size of the contract, in contract units (taking into account any multiplier specified in the contract), by the current market price per unit.

Buffer Account.  As a closed-end investment company, the Fund is subject to the 1940 Act which requires it to maintain, on a daily basis, cash or liquid securities in an amount equal to the current market value of the U.S. Treasury futures in which it invests minus any amounts paid to brokers toward such position (“Coverage Requirement”).

The Fund may maintain in the Buffer Account a cash position or cash equivalents with a value, collectively, necessary to satisfy this regulatory requirement.  If the Beta Exposure increases in value, the Adviser will allocate more Fund assets to the Buffer Account in order to satisfy the Coverage Requirement.  If, however, the Beta Exposure decreases in value, the Adviser may re-allocate all or a portion of such Fund assets to the Alpha Engine for investment or maintain such assets in cash or cash equivalents to anticipate future Buffer Account requirements or to satisfy Fund expenses.

The Buffer Account will not be funded when the Beta Exposure is not employed.

Investment Process

Alpha Engine, Beta Exposure and Buffer Account Allocations.  The Adviser determines the amount of Fund assets to be allocated amongst the Alpha Engine, the Beta Exposure and the Buffer Account.  In determining the percentage of Fund assets to allocate to the Alpha Engine and the Beta Exposure, the Adviser evaluates, on an ongoing basis, a variety of factors including: (1) the recent performance of the Underlying Funds; (2) the global macro-economic outlook; (3) the current market conditions, particularly the fixed income markets, and the performance of various assets classes; and (4) the Fund’s strategy allocations as reflected by its interest in the Underlying Funds.  Based on this ongoing analysis, the Adviser may or may not employ the Beta Exposure.  For example, the Adviser may initiate the Beta Exposure when it expects volatility in the equity markets and exposure to a fixed income portfolio is required to mitigate the equity market risk of the Alpha Engine.  During periods of upward momentum in the equity markets, however, the Adviser may allocate a substantial portion of Fund assets to the Alpha Engine.  Allocations to the Buffer Account are dependent on the amount of Fund assets used to implement the Beta Exposure.  Generally, the Adviser will allocate Fund assets to the Buffer Account in an amount necessary to cover the value of the instruments used to employ the Beta Exposure and such value shall be marked to market on a daily basis.

Adviser and Sub-Adviser Allocations within the Alpha Engine.  With respect to the Alpha Engine, the Adviser determines the amount of assets to be allocated for investment amongst the Adviser and each Sub-Adviser.  The Adviser regularly monitors the Alpha Engine by, among other things, assessing: (1) the performance of the Adviser and Sub-Adviser’s Allocated Assets; (2) the composition of the Adviser’s and each Sub-Adviser’s Allocated Assets and the strategies employed by the Underlying Funds selected by the Adviser and each Sub-Adviser; and (3) current market conditions and the global macro-economic outlook.

The Adviser may increase or reduce the Adviser’s or a Sub-Adviser’s Allocated Assets for various reasons.  Since the Adviser and each Sub-Adviser are looking to each achieve absolute (positive) returns over a variety of market cycles by investing in Underlying Funds, changes in allocations will typically be driven by the performance of their Allocated Assets.

Underlying Funds Allocations within the Alpha Engine.  The Adviser and each Sub-Adviser have extensive experience and expertise with alternative investment strategies.  The Adviser believes that it and each Sub-Adviser has a competitive advantage in identifying potential Underlying Fund Managers because of their respective long-standing professional relationships, wide network of industry contacts developed from years of experience in the securities industry and investment processes used to analyze potential Underlying Fund Managers.

The Adviser and each Sub-Adviser seek to invest their Allocated Assets in Underlying Funds that have the potential to generate Alpha individually and whose strategies, collectively, are expected to achieve attractive rates of returns commensurate with acceptable risk (as determined by the Adviser or Sub-Adviser, as applicable) during varying market environments.

Prior to investing Fund assets in an Underlying Fund, the Adviser and each Sub-Adviser consider a variety of factors including the Underlying Fund Manager’s investment management philosophy, investment processes, performance, professional experience, disclosure practices regarding portfolio holdings and strategy implementation and risk control methodologies.  During this due diligence process, the Adviser and each Sub-Adviser develop an understanding of how these managers are likely to manage the Underlying Funds under varying market environments.

The Adviser and the Sub-Advisers believe that investments across multiple strategies and assets classes (i.e., equities, fixed income, derivatives and commodities) are important in reducing overall portfolio volatility.  To determine the collection of Underlying Funds in which to invest Allocated Assets and percentage of Allocated Assets to invest in each Underlying Fund, the Adviser or Sub-Adviser, as applicable, considers the investment strategies employed by each Underlying Fund, including any regional, sector or style focus, the securities or other financial instruments utilized to implement these strategies and the correlation of the performance and the investment risks of these strategies and underlying holdings with those of other prospective Underlying Fund investments.  The effect of existing and developing market, economic and/or financial trends on the success of an Underlying Fund’s investments strategies will also be evaluated in determining whether to invest in a particular Underlying Fund and the percentage of Allocated Assets to invested in that fund.

The Adviser and each Sub-Adviser regularly monitor the Underlying Funds in which their Allocated Assets are invested and may increase, decrease or eliminate the Fund’s investment in an Underlying Fund for various reasons such as to take advantage of a new investment opportunity or to adjust strategy allocations within the Allocated Assets.

Liquidation Penalties of Underlying Funds and Impact on Portfolio Allocations.  The Underlying Funds may assess fees on withdrawals.  The Adviser takes into account liquidation fees, where applicable, when implementing changes to portfolio asset allocations amongst the Alpha Engine, Beta Exposure and Buffer Account or amongst the Adviser and Sub-Adviser within the Alpha Engine.  Generally, in order to avoid and/or limit the generation of these liquidation penalties, the Adviser expects to implement allocation adjustments upon receipt of additional investment proceeds by the Fund and/or by first liquidating interests in Underlying Funds that are no longer subject to liquidation fees  (i.e., interests held by the Fund beyond the lock-up/gate periods).  Allocation adjustments across Underlying Funds within the Adviser’s and Sub-Adviser’s Allocated Assets will be processed similarly.

Principal Risks

Investment in the Fund involves significant risk, and no guarantee or representation is or can be made that the Fund will achieve its investment objective.  Investors should carefully consider the risks involved in an investment in the Fund, including but not limited to those discussed below.  In considering an investment in the Fund, prospective investors should read the entire Prospectus and consult their independent financial, tax and legal advisors, and should be aware of the risks of investing in the Fund prior to acquiring Units.

The following is a summary of the principal risks of investing in the Fund.  For a more complete discussion of these risks, see “Principal Risks” below.

Conflicts of Interest Risk – The investment activities of the Adviser or a Sub-Adviser and their affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund (i.e., an Adviser or Sub-Adviser allocates an investment opportunity to a client other than the Fund).

Counterparty Risk – The Fund may incur a loss if the other party to an investment contact, such as a repurchase agreement, fails to fulfill the terms of the agreement/contract.

Fund of Funds Structure Risk – Neither the Adviser nor a Sub-Adviser will have control of, or have the ability to exercise influence over, the trading policies or strategies of an Underlying Fund or a Sub-Fund in which it invested Allocated Assets.  An Underlying Fund or Sub-Fund may fail to pursue its investment objective and strategies. And an Underlying Fund or Sub-Fund Manager’s strategies may change and may not use the same trading method in the future that was used to compile performance histories.

Underlying Fund and Sub-Fund Managers make investment decisions independent of each other.  Underlying Funds and Sub-Funds may thus compete with each other from time to time for the same positions in the markets.  The Fund may be exposed to the same investment through different Underlying Funds (and the Sub-Funds in which they invest, if any) causing the Fund to be subject to greater Market Risk and potentially greater market losses.  Conversely, an Underlying Fund or Sub-Fund may implement opposite positions in the same security as held by other Underlying Funds or Sub-Funds which, from the Fund’s perspective, would result in indirect transaction costs without the possibility for profits.

In addition to its own expenses, the Fund will also bear its allocable share of the costs and expenses of each Underlying Fund (which include the Underlying Fund’s pro rata shares of the expenses of any Sub-Fund in which it invests), including its allocable share of the management and incentive compensation paid to Underlying Fund Managers.  This may result in three levels of fees and potentially greater expenses than would be associated with direct investments in pooled investment vehicles.  The Fund’s expenses thus may constitute a higher percentage of net assets than expenses associated with similar types of investments.

Each Underlying Fund Manager generally will be entitled to receive a management fee of between 0.50% and 1.25% and a performance-based allocation, expected to range up to 20% of the net profits, in some cases in excess of a hurdle rate (i.e., the minimum return necessary for an Underlying Fund’s manager to start collecting incentive fees).  Each Underlying Fund Manager may receive performance compensation based on its individual performance, irrespective of the Underlying Fund’s overall performance.  Each Sub-Fund Manager will be entitled to receive a similar management fee from a Sub-Fund to which it provides investment management services. Consequently, the Fund may bear its allocable share of substantial incentive compensation paid to certain managers of Underlying Funds (and indirectly to certain Sub-Fund Managers) even during a period when the Fund, overall, is incurring significant losses.

Certain Underlying Funds may charge liquidation penalties and the imposition of such penalties would result in increased transaction costs to the Fund and could adversely affect the performance of the Fund.

Futures Risk – The price of a futures contract may change rapidly in response to changes in the markets and the general economic environment as well as in the value of the underlying asset, index, interest rate or other investment on which the futures are based.  Futures may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in futures could have a large potential effect on the performance of the Fund.  Changes in the liquidity of U.S. Treasury futures (i.e., due to, among other things, price fluctuation or position limitations imposed by U.S. commodity exchanges).  Rising interest rates may cause the value of U.S. Treasury futures to decline.

Hedging Risk – The employment of the Beta Strategy to mitigate the volatility of the Alpha Engine may not be successful and may offset gains.

Leverage Risk – Leverage created by borrowing or the Fund’s investment in U.S. Treasury futures can diminish the Fund’s performance, increase the volatility of the Fund’s net asset value and create a greater risk that Unitholders may suffer losses on their investment in the Fund. Leverage may increase the Fund’s exposure to Market Risk and other risks by, in effect, increasing assets available for investment.

Limited Voting Rights Risk – If the Fund purchases non-voting securities of an Underlying Fund or waives its right to vote its securities, it will not be able to vote on matters that require investor approval including matters that could adversely affect the Fund’s investment in the Underlying Fund.

Liquidity Risk – An investment in the Fund is highly illiquid. A Unitholder does not have the right to require the Fund to redeem or repurchase its Units and Units are subject to substantial restrictions on transferability.  There is currently no market for Units, and it is not contemplated that one will develop.

Loss of Investment Risk – An investment in the Fund is subject to loss, including the possible loss of the entire amount invested.

Limited Operating History Risk – The Fund is a recently-formed entity that has limited operating history upon which investors can evaluate the Fund’s anticipated performance. Prior to the inception of the Fund, neither the Adviser nor a Sub-Adviser managed an investment company registered under the 1940 Act.  The 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”) impose numerous investment constraints on the operations of registered investment companies and the Adviser and each Sub-Adviser’s inexperience in managing a portfolio of assets subject to such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, may limit the profitability of the Fund.

Management Risk – The success of the Fund’s strategy depends on, among other things, the Adviser’s ability to allocate assets amongst itself and each Sub-Adviser and the Adviser’s and each Sub-Adviser’s ability to successfully invest Fund assets subject to their respective management.

Market Risk – The success of the Fund’s activities may be affected by general economic and market conditions including interest rates, the availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances.

Money Market Risk – Changes in interest rates may reduce the value of a money market instrument.  The value of a money market instrument may decline if an issuer defaults or if its credit quality deteriorates.  A decline in the value of the Fund’s investments in money market instruments may reduce its investment return and performance.

Non-Diversification Risk – The Fund is non-diversified and the Fund’s investment in the securities of a limited number of issuers exposes the Fund to greater market risk and potentially greater market losses than if its investments were diversified in securities issued by a greater number of issuers.

Regulatory Risk – Changes in government regulations and tax laws may adversely affect the operations and value of the Fund and the entities in which it invests.  If there are changes in the laws or regulations, so as to result in the inability of the Fund to operate as set forth in this Prospectus, there may be a substantial effect on Unitholders.  For example, to the extent that changes occur in the direct or indirect regulation of Underlying Funds and Derivatives, including tax regulation applicable thereto, there may be materially adverse effects on the ability of the Fund, the Underlying Funds and Sub-Funds  to pursue their investment objective or strategies. The inability of the Fund, the Underlying Funds and Sub-Funds to effectively implement their respective investment objectives and strategies may adversely affect the performance of the Fund.  The section entitled “Certain Tax Considerations” summarizes certain tax risks associated with an investment in the Fund.

Underlying Fund Risk – Generally, the Underlying Funds will not be registered under the 1940 Act and, therefore, the Fund, as an investor, will not have the benefit of the protections afforded by the 1940 Act to investors of registered investment company like mutual funds.  The Fund’s investment in the Underlying Funds subjects Unitholders to the following investment risks and may result in a decline in the value of the Underlying Funds and, consequently, a reduction in the Fund’s investment return and performance:

•	Alternative Investment Strategies Risk. An Underlying Fund or Sub-Fund employs alternative investments strategies which may involve the following risks:

Convertible Arbitrage Strategy Risk.  The success of a convertible arbitrage strategy is contingent upon the investment manager’s ability to identify and profit from perceived pricing discrepancies between a convertible security and the common stock into which it is convertible.  If perceived pricing discrepancies do not materialize or if the investment manager fails to correctly exploit pricing discrepancies, a loss may result.  Substantial losses may be recognized on “arbitrage” positions.  Substantial losses may be recognized as a result of the implementation of this strategy. Also, this strategy is subject to the investment risks associated with the instruments utilized to implement the strategy.

Event-Driven Strategy Risk.  The success of an event-driven strategy is contingent upon the investment manager’s ability to timely identity potential corporate events as well as the impact that such events will have on a company.  If a predicted corporate event does not occur or does not have the impact predicted, a loss may occur.  Substantial losses may be recognized as a result of the implementation of this strategy. Also, this strategy is subject to the investment risks associated with the instruments utilized to implement the strategy.

Fixed Income Arbitrage Strategy Risk.  The success of a fixed income arbitrage strategy is contingent upon the investment manager’s ability to identify and profit from perceived pricing discrepancies amongst Fixed Income Securities.  If perceived pricing discrepancies do not materialize or if the investment manager fails to correctly exploit pricing discrepancies, a loss may result, a loss may result.  Substantial losses may be recognized as a result of the implementation of this strategy.  Also, this strategy will be subject to the investment risks associated with the instruments utilized to implement the strategy.

Global Macro Discretionary Strategy Risk.  The success of a global macro strategy is contingent upon the macro-economic views of the investment manager and the manager’s ability to correctly identify investment opportunities with the highest probability of success (long positions) and/or those with highest probability of failure (short positions) based on such views.  Substantial losses may be recognized as a result of the implementation of this strategy. Also, this strategy is subject to the investment risks associated with the instruments utilized to implement the strategy.

Global Macro Managed Futures Strategy Risk.  The success of a managed futures strategy is generally contingent upon the investment manager’s ability to identify and exploit trends, including changes in price and other fluctuations, within and across asset classes (i.e., Equity Securities, Fixed Income Securities, Derivatives, currencies and commodities) through options and futures.  The investment manager may not be able to execute transactions in time to take advantage of identified trends.  Futures and options may not perform consistent with the trends identified by the investment manager.  Forecasting of trends will not be profitable if there are no identifiable trends of the kind that the investment manager seeks to follow. Substantial losses may be recognized as a result of the implementation of this strategy. Also, this strategy is subject to the investment risks utilized to implement the strategy.

Long/Short Equity Strategy Risk.  The success of a hedged equity strategy is contingent upon the investment manager’s ability to correctly determine the valuation of an issuer’s Equity Securities and the future price movements of such securities.  If the investment manager’s perception of an equity’s valuation or its future price is incorrect, a loss may result. Substantial losses may be recognized as a result of the implementation of this strategy. Also, this strategy is subject to the investment risks associated with the instruments utilized to implement the strategy.

•
Convertible Securities Risk.  The value of convertible securities decline as interest rates increase and increase as interest rates decline.  An Underlying Fund or a Sub-Fund may not have pre-established minimum credit standards for convertible securities and may invest, without limit, in unrated or below investment grade convertible securities.  Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile.  Convertible securities that are unrated or are rated below investment grade are associated with a higher risk of default on interest and principal payments.  The issuer of a convertible security may force an Underlying Fund or a Sub-Fund to convert the convertible securities before it would otherwise choose to do so, which may decrease the Underlying Fund’s or Sub-Fund’s return.

•
Counterparty Risk.  An Underlying Fund or Sub-Fund may incur a loss if the other party to an investment contract, such as a derivative or repurchase agreement, fails to fulfill the terms of the agreement/contract.

•
Currency Risk.  The value of investments in foreign currencies, instruments denominated in foreign currencies or derivatives that provide exposure to foreign currencies, if unhedged, will fluctuate with U.S. dollar exchange rates as well as in response to price changes of the investments in the various local markets and the value of local currencies.

•
Custody Risk.  An Underlying Fund or Sub-Fund may not be required to, or may not custody assets consistent with the requirements of the 1940 Act and therefore such assets are more likely at risk to fraud and loss of assets due to the bankruptcy of financial institutions utilized to hold the Underlying or Sub-Fund’s assets.

•
Derivatives Risk.  The use of derivatives such as forwards, futures, options and swap agreements can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than to offset risk.  The prices of derivative instruments can be highly volatile and a small investment in a derivative can have a large impact on the performance of an Underlying Fund or a Sub-Fund as derivatives can result in losses in excess of the amount invested.  The value of derivatives may be influenced by changes in the market, general economic and, political conditions as well as in the value of the underlying asset, index, interest rate or other investment on which the derivatives are based.

•
Distressed Securities Risk.  An investment in distressed securities is speculative because issuers of these securities may be in transition, out of favor, financially leveraged troubled or potentially troubled and may be or have recently been involved in taking strategic actions, restructuring, bankruptcy reorganization or liquidation.  An issuer’s default in its payment obligations may also result in a decline in the value of the issuer’s securities.

•
Emerging Markets Risk.  In addition to the risks applicable to foreign investments, emerging markets are generally more volatile and the risk of political and social upheaval is greater.  There also may be a lack of public information regarding companies operating in emerging markets. Securities traded on emerging markets are potentially illiquid and emerging markets may impose high transaction costs.

•
Equity Securities Risk.  The value of Equity Securities may fluctuate in response to specific situations for each company, industry market conditions, and general economic environments.  The Equity Securities of smaller companies may involve more risk, may be less liquid, and may be subject to greater volatility.  Consequently, it may be more difficult to buy or sell the Equity Securities of smaller companies at an acceptable price, especially during periods of market volatility.

•
Fixed Income Securities Risk.  Changes in interest rates may reduce the value of Fixed Income Securities or reduce an Underlying Fund’s and Sub-Fund’s returns.  The value of a fixed income security may decline if an issuer defaults or if its credit quality deteriorates.  High yield Fixed Income Securities or “junk bonds” are considered to be speculative by major credit rating agencies, have a much greater degree of default on payments of principal and/or interest and tend to be more volatile and less liquid than higher-rated securities with similar maturities.

•
Focus Risk.  An Underlying Fund or Sub-Fund that invests in a particular market or sector shall be subject to the risks associated with that market or sector and may be more adversely affected by those  risks that if the Underlying Fund invested its assets across multiple markets and sectors.

•
Foreign Investment Risk.  Foreign investments may be subject to sovereign risk, nationalization risk, expropriation risk, confiscatory taxation and to potential difficulties repatriating funds.  Foreign investments may also be adversely affected by changes in currency exchange rates, social, political and economic developments, and the possible imposition of exchange controls or other foreign government laws or restrictions.  Foreign investments may also be subject to withholding or other taxes on dividends, interest, capital gains or other income.  Foreign investments may be more volatile and less liquid due to the smaller size of some foreign markets and lower trading volumes.  There may be less publicly available information about a foreign issuer than about a U.S. issuer, and accounting, auditing and financial reporting standards and requirements may not be comparable.  There is also less regulation, generally, of the financial markets in foreign countries than there is in the U.S.

•
Forward Contract Risk. The forward contract markets are generally not regulated and a counterparty may refuse to perform on a forward contract.  Forward contracts are not guaranteed by an exchange or clearing house and therefore a non-settlement or a default on a contract could deprive an investor of unrealized profits or force it to cover its commitment to purchase or resell, if any, at the current market price.

•
Futures Risk.  The price of a futures contract may change rapidly in response to changes in the markets and the general economic environment.  Futures may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in futures could have a large potential effect on the performance of an Underlying Fund or a Sub-Fund.

•	Hedging Risk. Strategies utilized to hedge against losses may not be successful and may offset gains.

•
Initial Public Offerings Risk.  Investments pursuant in an initial public offering may not be able to be disposed of promptly and at the price at which they are valued.  Other risks include lack of trading history, lack of investor knowledge of the issuer and limited operating history.

•
Leverage Risk. Leverage created by borrowing or by an Underlying Fund’s or Sub-Fund’s investment in derivatives can diminish the Underlying Fund’s or Sub-Fund’s performance, increase the volatility of the Underlying Fund’s or Sub-Fund’s net asset value and create a greater risk of loss for investors.  Leverage may increase an Underlying Fund or Sub-Fund’s exposure to Market Risk and other risks by, in effect, increasing assets available for investment.

•
Liquidity Risk.  The Fund’s interests in Underlying Funds and an Underlying Fund’s interest in a Sub-Fund are illiquid and subject to substantial restrictions on transfer. The Fund may not be able to withdraw its investment in an Underlying Fund and an Underlying Fund may not be able to withdraw its investment in a Sub-Fund promptly after it has made a decision to do so.  An Underlying Fund and a Sub-Fund may invest a portion of the value of their total assets in restricted securities (i.e., securities that may not be sold to the public without an effective registration statement under the 1933 Act and other investments that are illiquid) and, as a result, may be unable to sell such investments when desired, without adversely affecting the price or at prices approximating the value at which they purchased the securities.

•
Market Risk.  The success of an Underlying Fund’s or Sub-Fund’s activities may be affected by general economic and market conditions including interest rates, the availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances.

•
Money Market Risk.  Changes in interest rates may reduce the value of a money market instrument .  The value of a money market instrument may decline if an issuer defaults or if its credit quality deteriorates.  A decline in the value of an Underlying Fund’s or a Sub-Fund’s investments in money market instruments may reduce its investment return and performance.

•
Mortgage-Related Securities Risk.  Mortgage-related securities may decline in value when defaults occur on the underlying mortgage and may exhibit additional volatility in periods of changing interest rates.  When interest rates decline, the prepayment of mortgages increase and may require the Underlying Fund or Sub-Fund to reinvest assets at lower interest rates, resulting in lower returns.

•
Operational Risk.  Certain Underlying Funds and Sub-Funds may only employ the services of a limited number of principals and the departure of any one of these principals may adversely affect the success of the funds’ investment strategies.  Certain Underlying Funds and Sub-Funds are associated with start-up operational risks such as limited operating histories and management with limited business management experience.

•
Options Risk.  The price of an options contract may change rapidly in response to changes in the markets and the general economic environment.  If purchased, an option may expire unexercised, causing the purchaser to lose the premium paid.  If sold, an option may expose the seller to losses.  Since the value of an index fluctuates pursuant to changes in the market values of the securities comprising the index, the success of the purchase and/or sale of options in an index will also be subject to an Underlying Fund or Sub-Fund Manager’s ability to correctly predict movements in the applicable markets and industries affecting the index subject to the option contract.  A liquid market will exist to close out an option position.

•
Short Selling Risk.  The sale of a borrowed security may result in a loss if the price of the borrowed security increases after the sale.  Purchasing securities to close out the short position can itself cause their market price to rise further, increasing losses. Furthermore, a short seller may be prematurely forced to close out a short position if a counterparty demands the return of borrowed securities.  Losses on short sales are theoretically unlimited.

•
Swap Agreements Risk.  The value of swap agreements fluctuate in response to, among other things, interest rate movements, currency fluctuations, market values and the potential for a credit event of an issuer.  There is no assurance that an Underlying Fund or Sub-Fund Manager will accurately forecast the effect of these fluctuations on the value of swap agreements held in an Underlying Fund’s or Sub-Fund’s portfolio.  Participation in a swap agreement also involves counter-party risk and payments owed to an Underlying Fund or a Sub-Fund may be delayed or not made consistent with the terms of the swap agreement.

•
Transparency Risk.  Underlying Funds and Sub-Funds typically provide limited portfolio information.  An Underlying Fund or a Sub-Fund’s investment strategies may evolve over time in response to fluctuating market conditions without notice to investors.  Consequently, the Fund and an Underlying Fund may not be in a position to timely liquidate its investments in an Underlying Fund or a Sub-Fund.  Also, there can be no assurance that a modification to an Underlying Fund’s or a Sub-Fund’s investment strategy will be successful.

•
Turnover Risk.  The turnover rate within an Underlying Fund or a Sub-Fund may be significant, potentially involving substantial brokerage commissions and fees.  The Fund bears its allocable share of the costs and expenses of the Underlying Funds (which include the Underlying Funds’ allocable share of the costs and expenses of any Sub-Funds in which they invest).

Valuation Risk - In calculating the Fund’s NAV, the Fund’s Valuation Procedures require the Fund’s Valuation Committee to fair value all of the Underlying Funds.  In fair valuing an Underlying Fund, the Valuation Committee may rely, among other things, on the Underlying Fund’s valuation of the Fund’s investment in that Underlying Fund.  Because the valuations provided by the Underlying Funds are unaudited (except for those provided for the Underlying Fund’s fiscal year end), the Fund will not be able to independently confirm the accuracy of the valuations provided by the Underlying Funds.

Management and Investment Advisory Services

The Board has overall management responsibility for the Fund. See “Board of Trustees” in the SAI for the names of and other information about the Trustees and officers of the Fund.

Financial Solutions, Inc., 320 South Boston, Suite 1130, Tulsa, Oklahoma 74103, serves as the investment adviser to the Fund. The Adviser has provided investment advisory services since 1984 and, as of February 28, 2014, had $1.0 billion in assets under management.  Mr. Gary W. Gould is the Adviser’s founder and its sole principal.

Meritage Capital, LLC (“Meritage”), 515 Congress Avenue, Suite 2200, Austin, Texas 78701 and Pluscios Management LLC (“Pluscios”), 1603 Orrington Avenue #750, Evanston, Illinois 60201 are Sub-Advisers to the Fund. Meritage was formed through the merger of Meritage Capital, L.P., which had provided investment advisory services since 2003, and Centennial Partners LLC, which had provided investment advisory services since 2000. As of February 28, 2014, Meritage had approximately $1 billion in assets under management. Mr. Joe Wade, a founder of Centennial Partners LLC, is Meritage’s Chief Investment Officer and has over 36 years of investment experience.  Meritage uses an investment team approach to identify and evaluate new managers and is designed to challenge investment ideas by drawing on the team’s market and trading experience.

The Pluscios team has combined over 60 years of capital markets and alternative investing experience.  Pluscios has provided investment advisory services since 2006 and, as of February 28, 2014, had $144 million in assets under management.  Prior to founding Pluscios in 2006, Ms. Constance T. Teska and Ms. Kelly A. Chesney were Managing Directors of JPMorgan whose responsibilities included running its Chicago Hedge Fund Group (legacy Bank One).

See “Management – Board of Trustees, Investment Adviser and Sub-Advisers” below.

Portfolio Manager

The Fund’s portfolio is managed by Gary W. Gould (the “Portfolio Manager”). The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities issued by the Fund.

See “Management – “Portfolio Manager” below.

Fees and Expenses

Pursuant to the Investment Advisory Agreement between the Fund and the Adviser (the “Advisory Agreement”), the Adviser provides portfolio management services to the Fund, subject to the general supervision of the Board, for a management fee calculated at an annual rate equal to 1.11% of the Fund’s average annual monthly net assets (i.e., the average of the Fund’s net assets calculated as of the last business day of each month of the Fund’s fiscal year).The Adviser pays any sub-advisory fees out of the fees it receives pursuant to the Advisory Agreement.  A Fund business day (a “Business Day”) means any day that the New York Stock Exchange is open for business.  All references to Business Day shall be based on the time in New York City.

The Adviser has contractually agreed to waive management fees and/or reimburse expenses to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to not more than 1.60% of the Fund’s average monthly net assets through April 30, 2015 (the “Adviser Waiver Agreement”).  Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three (3) fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit in effect at the time the expenses were paid/waived.  The Adviser Waiver Agreement may be terminated, after having been in effect for at least one (1) year, at any time upon sixty (60) days’ written notice, and without payment of any penalty prior to the completion of its term by the Board, on behalf of the Fund. No such termination shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination.

The Adviser provides office space and executive and other personnel to the Fund. The Fund pays all of its expenses other than those paid by the Adviser, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

Each Sub-Adviser has full investment discretion and makes all investment determinations with respect to its Allocated Assets, subject to the general supervision of the Adviser and the Board.

For portfolio management services rendered to the Fund pursuant to the Sub-Advisory Agreement between the Fund, the Adviser and Meritage (the “Meritage Sub-Advisory Agreement”), the Adviser (and not the Fund) will pay to Meritage a fee calculated at an annual rate equal to 0.75% of the Fund’s average annual monthly net assets managed by Meritage (i.e., the average of Fund’s net assets managed by Meritage as of the last Business Day of each month of the Fund’s fiscal year).

For portfolio management services rendered to the Fund pursuant to the Sub-Advisory Agreement between the Fund, the Adviser and Pluscios (the “Pluscios Sub-Advisory Agreement”), the Adviser (and not the Fund) will pay to Pluscios a fee calculated at an annual rate equal to 0.87% of the Fund’s average annual monthly net assets managed by Pluscios (i.e., the average of Fund net assets managed by Pluscios as of the last Business Day of each month of the Fund’s fiscal year.

Meritage and Pluscios have each executed an agreement with the Adviser under which each agrees to waive a portion of its sub-advisory fees payable to it by the Adviser (each a “Sub-Advisory Waiver Agreement”).  Each Sub-Advisory Waiver Agreement provides that the applicable Sub-Adviser will waive its annual contractual fee in an amount equal to the value of annual advisory fees waived and/or Fund expenses reimbursed by the Adviser (as a percentage of the annual advisory fee) under the Adviser Waiver Agreement (“Adviser Waiver”) up to a maximum of 50% of the Sub-Adviser’s annual contractual fee through April 30, 2015 (each a “Sub-Adviser Waiver”).  Pursuant to each Sub-Advisory Agreement, if the Adviser recoups all or a portion of the Adviser Waiver for any period permitted under the Adviser Waiver Agreement (the “Recoupment Period”), the Adviser shall use that recoupment to reimburse a Sub-Adviser in an amount equal to its Sub-Adviser Waiver for the Recoupment Period.  If the amount of the recoupment paid by the Fund is less than the Adviser Waiver for the Recoupment Period, the Adviser shall reimburse the Sub-Adviser in an amount equal to the Sub-Advisory Waiver for the Recoupment Period multiplied by the ratio of the recoupment amount to the Adviser Waiver.

See “Fund Expenses” and “Management – Board of Trustees, Investment Adviser and Sub-Advisers” below.

Administrator, Fund Accountant, Transfer Agent and Compliance Services

Ultimus Fund Solutions, LLC (“Ultimus”) provides certain administration, compliance, portfolio accounting and transfer agency services to the Fund and supplies certain officers to the Fund, including a Principal Financial Officer, Chief Compliance Officer and an Anti-Money Laundering Compliance Officer, as well as additional compliance support personnel.

See “Management – Administrator, Fund Accountant, Transfer Agent and Compliance Services” below.

Distributor

The Fund’s distributor is Foreside Fund Services, LLC (the “Distributor”).  Units are offered for sale through financial intermediaries that have entered into selling agreements with the Distributor or directly by the Fund.  Units are available to investors investing through broker-dealers or other financial intermediaries where such broker-dealer or financial intermediary has agreed to provide certain administrative services. Pursuant to a Distribution Services Agreement between the Adviser and the Distributor, the Adviser pays the Distributor certain fees for providing distribution services to the Fund and reimburses certain expenses incurred by the Distributor in connection with the registration of Units for sale. The maximum amount of compensation payable to the Distributor under the Distribution Services Agreement will not exceed 2.5% of the gross offering proceeds.

See “Management – Distributor” below.

Custodian

Union Bank, N.A., is the custodian of the Fund (the “Custodian”). The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities and other investments bought and sold by the Fund.

See “Management – Custodian” below.

Certain Tax Considerations

The Fund intends to elect to be treated, for U.S. federal income tax purposes, as a regulated investment company (a “RIC”) under subchapter M of the Code. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to the Unitholders as dividends. To maintain its RIC status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses.

See “Certain Tax Consequences” below.

Certain ERISA Considerations

The Employee Retirement Income Security Act of 1974 (“ERISA”) imposes general and specific responsibilities on persons who are “fiduciaries” for purposes of ERISA with respect to assets of an employee benefit plan subject to ERISA (an “ERISA Plan”), including the duty of prudence, the suitable allocation of assets within and across different asset classes, the avoidance of prohibited transactions and other standards.  In determining whether a particular investment is appropriate for an ERISA Plan, a fiduciary of an ERISA Plan must comply with rules adopted by the U.S. Department of Labor (the “DOL”), which administers the fiduciary provisions of ERISA.

Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL’s regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the Plan would be suitably allocated within and across different asset classes if the investment is made. If a fiduciary of an ERISA Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the Plan, the fiduciary may be held personally liable for losses incurred by the Plan as a result of the breach.

Regulations promulgated by the DOL provide that, because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of ERISA Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules.

See “Certain ERISA Considerations” below.

Distributions

The Fund intends to distribute all of its net investment income to Unitholders as of the last Business Day of each calendar year (an “Annual Distribution”). Annual Distributions will be made to each Unitholder pro rata based on the number of Units held by such Unitholder and will be net of Fund expenses. For U.S. federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each calendar year. All net realized capital gains, if any, will be distributed at least annually to holders of Units. Unless a Unitholder elects to receive an Annual Distribution in the form of cash (a “Distribution Election”), all Annual Distributions are reinvested in full and fractional Units at the NAV per Unit next determined on the payable date of such Annual Distributions.

See “Distributions” below.

The Offering

Units are available for purchase directly from the Fund or through broker-dealers that have entered into selling agreements with the Distributor.  Units are offered on a continuous basis and may be purchased on a monthly basis or at such other times as may be determined by the Board. The Board may discontinue accepting subscriptions at any time.

Units will be sold at the then-current NAV per Unit as of the first Business Day of each calendar month, except that Units may be offered more or less frequently as determined by the Board in its sole discretion. Except as otherwise provided herein, the minimum initial investment in the Fund by any Eligible Investor is $50,000 and the minimum additional investment in the Fund by a Unitholder is $5,000. The Fund may accept investments for lesser amounts under certain circumstances, including where a Unitholder has significant assets under the management of the Adviser or an affiliate and pursuant to other special circumstances that may arise. There are no initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase Units through investment programs such as employee benefit plans. Certain selling broker-dealers and financial advisers may impose higher minimums.

See “The Offering” below.

Investor Eligibility

Each investor will be required to represent that he, she or it is acquiring Units for the account of an Eligible Investor, which includes persons who meet one of the following tests:

•
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

•
Any natural person who has a net worth or joint net worth with that person’s spouse, at the time of purchase that exceeds $1,000,000 (excluding from the calculation of net worth the value of such investor's primary residence and any indebtedness that is secured by the investor's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Units except that if the amount of such indebtedness outstanding at the time of the sale of Units exceeds the amount outstanding 60 days before such time other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability, and including any indebtedness that is secured by the investor's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Units);

•
Any employee benefit plan within the meaning of ERISA, and: (i) the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser; or (ii) the employee benefit plan has total assets in excess of $5,000,000; or (iii) if a self-directed plan, the investment decisions are made solely by persons that qualify under any other eligibility category set forth herein;

•
A trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of investing in the Fund and (iii) of which the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

•
A natural person or entity having an account managed by an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account;

•	A Trustee or executive officer of the Fund;

•
An entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in the Fund and that is one of the following: (i) a corporation; (ii) a partnership; (iii) a limited liability company; (iv) an organization described in Section 501(c)(3) of the Code; or (v) a Delaware or similar statutory trust;

•
An entity licensed, or subject to supervision, by U.S. federal or state examining authorities as a “bank,” or “savings and loan association,” (within the meaning of Regulation D under the 1933 Act) or an account for which a bank or savings and loan association is subscribing in a fiduciary capacity;

•	A broker or dealer registered with the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”);

•	An investment company registered under the 1940 Act);

•	An entity that has elected to be treated or qualifies as a “business development company” within the meaning of Section 2(a)(48) of the 1940 Act or Section 202(a)(22) of the Advisers Act;

•	An insurance company as defined in Section 2(a)(13) of the 1933 Act;

•
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000;

•	Any private business development company as defined in section 202(a)(22) of the Advisers Act;

•	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; or

•	An entity in which all of the equity owners meet one or more of the qualifications set forth above.

After an initial purchase, existing Unitholders subscribing for additional Units will be required to verify their status as Eligible Investors at the time of each additional subscription. The qualifications required to invest in the Fund will appear in the subscription agreement that must be completed by each prospective Unitholder.

Use of Proceeds

The proceeds from each sale of Units, net of the Fund’s fees and expenses, are invested in accordance with the investment objectives and policies of the Fund.

See “Use of Proceeds” below.

Limited Liquidity and Transfer Restrictions

The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that closed-end fund shareholders do not have the right to redeem their shares on a daily basis. In order to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities. However, investments in the Underlying Funds are often illiquid. For this reason, the Fund is organized as a closed-end fund.

The Fund will not list the Units on any securities exchange and it is not expected that any secondary market will develop for the Units. Unitholders are not able to redeem their Units on a daily basis because the Fund is a closed-end fund. In addition, Units are subject to significant transfer restrictions and may only be transferred by operation of law pursuant to death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the Unitholder, or under certain limited circumstances set out in the Declaration of Trust with the written consent of the Fund’s Board, which may be withheld for any reason in the Board’s sole and absolute discretion.

Unitholders should not expect that they will be able to transfer Units. Units currently may not be exchanged for securities of any other fund. As described below, however, in order to provide a limited degree of liquidity, the Fund may conduct written repurchase offers for its outstanding Units. An investment in the Fund is suitable only for Unitholders who can bear the risks associated with the limited liquidity of the Units. Purchases of Units should be viewed as long-term investments.

See “Principal Risks – General and Fund Structure Risks” and “Repurchases and Transfers of Units – Transfer Restrictions” below.

Repurchase Offers and Other Repurchase of Units by the Fund

Because the Fund is a closed-end fund, Unitholders do not have the right to require the Fund to redeem any or all of their Units. To provide a limited degree of liquidity to Unitholders, the Fund may from time to time offer to repurchase Units pursuant to written repurchase offers, but is not obligated to do so. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion, pursuant to written repurchase offers. In determining whether the Fund should offer to repurchase Units, the Board will consider a variety of operational, business and economic factors. The Board convenes quarterly to consider whether or not to authorize a repurchase offer.  The Board expects that repurchase offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a valuation date as of March 31, June 30, September 30 or December 31(or, if any such date is not a Business Day, on the last Business Day of such calendar quarter).  As of the date of this Prospectus, the Board has not authorized a repurchase offer.

Any Unitholder tendering Units for repurchase less than one year following the date of the Unitholder's initial purchase of the particular Units being tendered will be subject to a repurchase fee of 2.00% (as a percentage of repurchase proceeds) which will be netted against the repurchase proceeds and remain in the Fund.

As of the date of this Prospectus, the Board has not authorized a repurchase offer.  See “Repurchases and Transfers of Units – Repurchases of Units” below.

FUND EXPENSES

The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

Unitholder Transaction Expenses
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None
Repurchase Fee	2.00%	(1)
Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees(2)	1.11%
Other Expenses	1.35%
Acquired Fund Fees and Expenses(3)	0.81%
Total Annual Fund Operating Expenses(4)	3.27%
Fee Waiver and/or Expense Reimbursement	-0.86%
Net Expenses(4)	2.41%

(1)	Although you pay no sales charge, if you purchase Units and then tender for repurchase those Units within one year, you will pay a repurchase fee of 2.00% of the amount repurchased.
(2)	“Management Fees” includes amounts paid to the Sub-Advisers in addition to amounts retained by the Adviser.
(3)
Unitholders also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Underlying Funds. The “Acquired Fund Fees and Expenses” disclosed above are calculated based on estimated amounts for the current fiscal year.  The Acquired Fund Fees and Expenses are based on historic expenses of the Underlying Funds, which may (and are expected to) change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses.  In addition, the Underlying Funds held by the Fund will change, which further impacts the calculation of the Acquired Fund Fees and Expenses. Generally, fees payable to the Underlying Fund Managers will range from 0.50% to 1.25% (annualized) of the average NAV of the Fund’s investment. In addition, certain Underlying Fund Managers charge an incentive allocation or fee generally ranging from 0.0% to 20% of an Underlying Fund’s net profits, although it is possible that such range may be exceeded for certain Underlying Fund Managers.  These fees payable to Underlying Fund Managers are estimates and may be higher or lower than the numbers shown.

(4)
The Adviser has contractually agreed to waive the management fee and/or reimburse expenses to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to not more than 1.60% of the Fund’s average monthly net assets through April 30, 2015 (Adviser Waiver Agreement). This waiver lowers the expense ratio and increases overall returns to investors. Net Expenses may increase if the exclusions noted above apply.  Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three (3) fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit in effect at the time the expenses were paid/waived. The Adviser Waiver Agreement may be terminated, after having been in effect for at least one (1) year, at any time upon sixty (60) days’ written notice, and without payment of any penalty prior to the completion of its term by the Board, on behalf of the Fund. No such termination shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination.

Expense Example. This Example helps you compare the cost of investing in the Fund to the cost of investing in other investment companies. The Example assumes that (i) you invest $1,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses and net expenses remain as stated in the previous table, and (iv) all income dividends and capital gains distributions are reinvested in additional Units at the NAV per Unit. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$33	$103	$179	$378

FINANCIAL HIGHLIGHTS

The following summary represents per Unit data, ratios to average net assets and other financial highlights information for Unitholders for the period from July 1, 2013 (Commencement of Operations) through August 31, 2013. The information reflects financial results for a Unitholder that has been in the Fund since inception. The information has been audited by BBD LLP, an independent registered public accounting firm, whose report along with the financial statements are included in the Fund’s SAI. The SAI is available upon request.

These financial highlights reflect selected data for a Unit outstanding throughout the period.
	July 1, 2013 (a)
	through
	August 31, 2013

NET ASSET VALUE, Beginning of Period	$100.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.27)
Net realized and unrealized gain	0.88
Total from investment operations	0.61

NET ASSET VALUE, End of Period	$100.61

TOTAL RETURN	0.61%	(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$13,165
Ratios to Average Net Assets:
Net investment loss (e)	(1.59)%	(d)
Net expense (e)	1.60%	(d)
Gross expense (e)(f)	2.46%	(d)
PORTFOLIO TURNOVER RATE	0%	(c)

(a)	Commencement of operations.
(b)	Calculated based on average units outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Does not include the expenses of other hedge funds in which the Fund invests.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

THE FUND

The Fund is a non-diversified, closed-end management investment company organized as a Delaware statutory trust on August 3, 2011.  The Fund is engaged in a continuous public offering of its Units at the next determined NAV per Unit.  The Fund’s principal office is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, and its telephone number is (877) 379-7380.

The fiscal year of the Fund shall end on August 31, with the taxable year ending on August 31.

INVESTMENT INFORMATION

Investment Objective

The Fund’s investment objective is to seek attractive risk adjusted rate of returns, “Alpha,” with a risk profile and volatility similar to that of the Barclays Capital U.S. Aggregate Bond Index.

An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective.

Principal Investment Policies

The Fund seeks a rate of return that is attractive relative to the amount of risk taken to achieve the return (i.e. risk adjusted rates of returns).  In seeking risk adjusted rates of return, the Fund may invest in: (1) Underlying Funds (Alpha Engine) and (2) U.S. Treasury futures to provide exposure to the market value change of a high quality fixed income portfolio and to mitigate volatility in the Alpha Engine (Beta Exposure).  The Fund will maintain cash and cash equivalents to “cover” or otherwise provide liquidity equal to the value of the Beta Exposure which is marked to market daily (Buffer Account).  The Underlying Funds are commonly referred to as “hedge funds.”  Since the Fund invests a significant portion of its asset in the Underlying Funds, the Fund may be referred to as a “fund of hedge funds.”

The Underlying Funds that comprise the Alpha Engine employ strategies and investment techniques directly, or indirectly through the Sub-Funds in which they invest, that, when used in the aggregate, are expected, although not guaranteed, to produce absolute (positive) returns regardless of market conditions.  While the Fund does not intend to replicate the composition of the Index directly, or indirectly through investment in the Underlying Funds, the Adviser believes that the Alpha Engine, coupled with the periodic employment of the Beta Exposure during negative or expected negative movements in the equity markets, will create a portfolio with a volatility similar to that of the Index.  The Index is an unmanaged, market-value weighted index for U.S. dollar-denominated, investment grade (rated Baa3 or above by Moody’s), fixed-rate debt issues, including government, corporate, asset backed, and mortgage-related securities with maturities of at least 1 year.  The annualized rates of return of the Index for the 1 Year, 3 Year, 5 Year and 10 Year periods ended December 31, 2013 were -2.02%, 3.26%, 4.44% and 4.55%, respectively.

The Adviser determines the amount of Fund assets to be allocated amongst the Alpha Engine, the Beta Exposure and the Buffer Account.  The Adviser expects to invest a portion of Fund assets dedicated to the Alpha Engine and to utilize Sub-Advisers to manage the remainder of the Alpha Engine.  The Adviser determines the portion of the Alpha Engine to be allocated to itself and each Sub-Adviser for investment (with respect to each Adviser and Sub-Advisers, Allocated Assets).  The Adviser is responsible for directly managing the Beta Exposure and the Buffer Account.

The Fund may also hold cash or cash equivalents to satisfy Fund expenses.  The Fund may be unable to achieve its investment objective during the employment of such investments and could result in lost investment opportunities.

Alpha Engine.  To generate market returns (Alpha), the Fund may invest in Underlying Funds whose strategies, when used in the aggregate, are expected to generate absolute (positive) returns regarding of market conditions with substantially lower volatility (i.e., the average variance of returns) than the average common stock trading on a U.S. exchange or a stock index (i.e., the S&P 500).  Generally, 80%-90% of Fund assets will be dedicated to the Alpha Engine.  This percentage range is only an estimate and the Fund’s allocation to the Alpha Engine may be different as a result of the Adviser’s outlook regarding equity and fixed income market conditions.

Each Underlying Fund is organized outside of the U.S. and may pursue one or more alternative strategies directly, or indirectly through investments in Sub-Funds.  Alternative strategies are investment strategies that are not intended to correlate with the performance of the general equity and bond markets.  The principal alternative strategies that the Underlying Fund and Sub-Fund Managers are expected to employ are summarized in the following table.  The summaries contained in the table are not intended to be a complete description of the alternative strategies that may be employed by the Underlying Fund and Sub-Fund Managers and the table may not include descriptions of all possible investment strategies which may be used by the Underlying Fund or Sub-Fund Managers.

Principal Alternative Strategies Employed by Underlying Funds and Sub-Funds
Relative Value Strategies
Convertible Arbitrage	•
Involves the simultaneous purchasing of convertible securities of U.S. and foreign issuers (a “long position”) and the selling short of the corresponding underlying common stocks (or foreign equivalent thereof) (a “short position”) to capitalized on perceived pricing discrepancies between the convertible securities and the underlying common stocks.

	•	Looks to profit from the yield of convertible securities as the price of the underlying common stock increases and on the short positions as the value of the common stock decreases.
Fixed Income Hedge	•
Involves, generally, purchasing Fixed Income Securities of U.S. and foreign issuers including corporations, governments and financial institutions as well as mortgage-related securities that are perceived to be undervalued and selling short such Fixed Income Securities that are perceived to be overvalued.

•
Looks to profit on long positions as the value of Fixed Income Securities perceived to be undervalued increase and on short positions as the value of Fixed Income Securities perceived to be overvalued decrease.

	•	Looks also to take advantage of pricing discrepancies between the Equity and Fixed Income Securities of an issuer.

Principal Alternative Strategies Employed by Underlying Funds and Sub-Funds
Relative Value Strategies
Fixed Income Arbitrage	•
Involves the purchasing and selling short of Fixed Income Securities issued by U.S. and/or foreign issuers such as banks, corporations, governments and financial institutions as well as mortgaged-backed securities to capitalize on perceived pricing discrepancies within and across types of global Fixed Income Securities.

•
Looks generally to take advantage of spreads between two or more similar positions which do not appear to be in synch with what is believed to be their true value.  For example, this strategy may be employed to profit from the difference in yield of Fixed Income Securities issued by: (1) the same issuer that have different maturities; (2) two similar issuers with similar maturities; (3) issuers with different credit ratings; or (4) the same issuer but that have different credit ratings.

Event Driven Strategies
Merger/Risk Arbitrage	•
Involves investing in Equity and/or Fixed Income Securities of U.S. and/or foreign issuers based on how certain events such as mergers, consolidations, acquisitions, transfers of assets, tender offers, exchange offers, re-capitalizations, liquidations, divestitures, spin-offs and other similar transactions are expected to affect the value of such securities.  Long and short positions may be utilized and portfolios typically have a long or short bias.

	•	Looks to profit on the difference between the price of a security at completion of a transaction and the price at which the security was initially purchased/sold short.
	•	Focus may also be in undervalued companies that may be subject to future corporate actions.
Bankruptcy/Distressed	•
Involves investing in Equity and/or Fixed Income Securities of financially troubled U.S. and/or foreign issuers (i.e., companies involved in bankruptcy proceedings financial reorganizations or other similar financial restructurings).  Long and short positions may be utilized and portfolios typically have a long or short bias.

	•	Looks to profit in the difference between the price of a security after a financial restructuring and the price at which the security was initially purchases/sold short.
	•	Focus may be to identify distressed companies in general or to target specific types of Equity or Fixed Income Securities (i.e., senior secured debt or common stock).
	•	Investments may include restricted securities of these distressed companies.
Long/Short Equity Strategies
•
Involves purchasing and selling short Equity Securities of U.S. and foreign issuers.  Investments may focus on specific regions, sectors or types of Equity Securities.  Long and short positions may not be invested in equal amounts and, as such may not seek to neutralize general market risk.  Portfolios typically have a long or short bias.

•
Looks to profit on long positions as the price of Equity Securities perceived to be undervalued or that are expected to have high growth opportunities increase and on short positions as the price of Equity Securities perceived to be overvalued decline.

Principal Alternative Strategies Employed by Underlying Funds and Sub-Funds
Global Macro Strategies
Discretionary	•
Involves investing across a variety of securities and financial instruments of U.S. and foreign issuers based on interpretations of the global macro economy and changes therein on the valuation of such securities and financial instruments.  Investments may include Equity and Fixed Income Securities, currencies, Derivatives and commodities (i.e., agricultural, metals, energy).  Long and short positions may be utilized to profit from the effect of global economic changes on the valuation of instruments comprising such securities and financial instruments.  Examples of global economic changes include changes in interest rates, exchange rates, liquidity and political leadership.

Managed Futures	•
Involves the trading of futures contracts and options on futures contracts as either buyers or sellers of contracts representing real assets such as gold, silver, wheat, coffee, sugar, heating oil, as well as financial assets such as government bonds, equity indices and currencies to take advantage of investment opportunities in the equity, fixed income, currency and commodity markets.  Long and short positions in futures and options on futures may be utilized.

•
Looks to profit on long positions in futures and options on futures as the value of the underlying asset increase and on short positions in futures and options on futures as the underlying asset decreases.

Each of the above strategies may use leverage to: (1) implement short positions; (2) enhance returns by borrowing money and/or by using Derivatives to gain (in lieu of investing directly in equity and Fixed Income Securities, currencies and commodities, as applicable) or increase exposure to certain investments; and (3) hedge against, through the use of Derivatives, certain strategy risks such as Market Risk, Equity Securities Risk (i.e., company and capitalization risk), Fixed Income Securities Risk (i.e., interest rate, credit and default risk) and Short Selling risk, each as applicable.  The credit ratings of fixed income instruments will range from investment grade to below investment grade (i.e., junk). Junk bonds are typically rated below Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch Ratings Ltd.  Investments made pursuant to these strategies may also include securities or other financial instruments that are restricted (i.e., interests that may not be sold to the public without an effective registration statements under the 1933 Act or illiquid (including a Sub-Fund)  An Underlying Fund may also employ a multi-strategy approach directly, or through investments in Sub-Funds, and invest its assets utilizing several of these, and potentially other strategies, in order to meet its investment objective.

Because the Underlying Funds and the Sub-Funds are not registered under the 1940 Act, and their governing documents typically do not impose significant investment restrictions, an Underlying Fund or Sub-Fund may, without limitation, invest and trade in a broad range of securities and financial instruments, including but not limited to those described above.  (See “Principal Risks – Underlying Fund Risk”).

The Fund’s investment in any one Underlying Fund will be less than 5% of that fund’s outstanding voting stock.  In order to comply with this 5% limitation, the Fund may, at the time of investment, elect to invest in a class of an Underlying Fund’s non-voting securities (if such a class is available) or may contractually waive all voting rights associated with the investment or those that would exceed the 5% limitation. Waivers of voting rights typically will be affected by means of a written agreement with the relevant Underlying Fund pursuant to which the Fund automatically waives any voting rights it may hold subject to certain requirements.  Determinations of whether the Fund will waive its voting rights are made by the Adviser or a Sub-Adviser as part of the investment process.  The Adviser or a Sub-Adviser will make a determination whether forgoing the right to vote is consistent with its fiduciary duty as an investment adviser to the Fund.  When deciding to forego or waive voting rights, the Adviser or a Sub-Adviser shall only consider the interests of the Fund.

As a general matter, unlike public corporations or registered investment companies, the Underlying Funds in which the Fund may invest provide their investors with an ability to vote only under limited circumstances (if at all). The Fund’s practices regarding investment in non-voting securities of Underlying Funds or waivers of its voting rights are, therefore, not expected to adversely affect the Fund’s operations or its rights as an investor in an Underlying Fund. It is possible, however, that the Fund could be precluded from participating in a vote on a particular issue, including an issue that may have a material adverse consequence to the Fund. The Adviser and each Sub-Adviser considers this risk minimal relative to the increased flexibility potentially available to the Fund and its Unitholders from investing in non-voting securities.

Each of the Sub-Advisers, the Underlying Funds, the Sub-Funds and the Underlying Fund Managers will be unaffiliated with the Adviser. The Adviser may invest its Allocated Assets in an Underlying Fund whose Underlying Fund Manager is the Sub-Adviser..  A Sub-Adviser, however, will not invest its Allocated Assets in an Underlying Fund if the Sub-Adviser serves that fund’s Underlying Fund Manager.

Pending investment in the Underlying Funds, the Adviser and each Sub-Adviser may utilize a portion of its Allocated Assets to hold cash, high-quality fixed income instruments or cash equivalents.

Beta Exposure.  The investment risks associated with the Alpha Engine are expected to correlate more closely, over time, to the risks of investing in the equity markets.  The Beta Exposure creates exposure to the price movement (not the total return) of a high quality fixed income portfolio through the purchase of U.S. Treasury futures.  (See “Principal Risks – Futures Risk”).  It is anticipated that any returns generated by the Beta Exposure will help to mitigate the volatility of the Alpha Engine during negative or expected negative movements in the equity markets.

Through the Beta Exposure, the Adviser attempts to replicate the return of the Index by purchasing U.S. Treasury futures that create exposure to U.S. Treasuries with a duration similar to that of the Index.  Duration measures how much the value of the Index is likely to fluctuate in response to interest rate movements.  As of March 27, 2014, the modified adjusted duration of the Index was 5.65 years which means that the Index will decrease in value by 5.65% if interest rates rise 1% (or rise in value by 5.56% if interest rates decrease by 1%).

During negative equity markets, it is anticipated that approximately 2%-4% of Fund assets will be dedicated to the Beta Exposure.  This percentage range is only an estimate and the Fund’s allocation to the Beta Exposure may be different or may vary at any given time from this estimate as a result of the Adviser’s outlook regarding equity and fixed income market conditions and the level of Fund exposure to the equity and fixed income markets through the Alpha Engine.

The Fund’s investment in U.S. Treasury futures will comply with one of the following investment restrictions:

(1)
The aggregate initial margin and premiums required to establish the U.S. Treasury futures positions will not exceed 5% of liquidation value of the Fund after taking into account unrealized profits and unrealized losses on such contracts; or

(2)
The aggregate net notional value of U.S. Treasury futures determined at the time the most recent position was established, shall not exceed 100% of the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on any such positions.  The “notional value” shall be calculated for each futures position by multiplying the number of contracts by the size of the contract, in contract units (taking into account any multiplier specified in the contract), by the current market price per unit.

With respect to the Fund, the Adviser relies on no action relief for “fund of funds” issued by the Commodity Futures Trading Commission (the “CFTC”) as an exemption from registration as a commodity pool operator.  The Adviser will reconsider its registration status at a later date should the CFTC issue revised guidance regarding the trading of CFTC-regulated derivatives by “fund of funds” products.  If the Adviser determines not to register as a “commodity pool operator” after the issuance of the revised guidance, the Fund may need to refrain from investing in certain Underlying Funds.

Buffer Account.  As a closed-end investment company, the Fund is subject to the 1940 Act which requires it to maintain, on a daily basis, cash or liquid securities in an amount equal to the current market value of the U.S. Treasury futures in which it invests minus any amounts paid to brokers toward such position (Coverage Requirement).  During periods when the Beta Exposure is being implemented, it is anticipated that Fund assets allocated to the Buffer Account may approximate 3%-17%.  This percentage range is only an estimate and the Fund’s allocation to the Buffer Account may be different or may vary at any given time from this estimate as a result of the Adviser’s outlook regarding equity and fixed income market conditions and the level of Fund exposure to the equity and fixed income markets through the Alpha Engine.

The Fund may maintain in the Buffer Account a cash position or cash equivalents with a value, collectively, necessary to satisfy the Coverage Requirement.  If the Beta Exposure increases in value, the Adviser will allocate more Fund assets to the Buffer Account in order to satisfy the Fund’s coverage requirements.  If, however, the Beta Exposure decreases in value, the Adviser may re-allocate all or a portion of such Fund assets to the Alpha Engine for investment or maintain such assets in cash or cash equivalents to anticipate future Buffer Account requirements or to satisfy Fund expenses.

The Buffer Account will not be funded when the Beta Exposure is not employed.

Investment Process

Alpha Engine, Beta Exposure and Buffer Account Allocations.  The Adviser determines the amount of Fund assets to be allocated amongst the Alpha Engine, the Beta Exposure and the Buffer Account.  In determining the percentage of Fund assets to allocate to the Alpha Engine and the Beta Exposure, the Adviser evaluates, on an ongoing basis, a variety of factors including: (1) the recent performance of the Underlying Funds; (2) the global macro-economic outlook; (3) the current market conditions, particularly the fixed income markets, and the performance of various assets classes; and (4) the Fund’s strategy allocations as reflected by its interest in the Underlying Funds.  Based on this ongoing analysis, the Adviser may or may not employ the Beta Exposure.  For example, the Adviser may initiate the Beta Exposure when it expects volatility in the equity markets and exposure to a fixed income portfolio is required to mitigate the equity market risk of the Alpha Engine.  During periods of upward momentum in the equity markets, the Adviser, however, may allocate a substantial portion of Fund assets to the Alpha Engine.  Allocations to the Buffer Account are dependent on the amount of Fund assets used to implement the Beta Exposure.  Generally, the Adviser will allocate Fund assets to the Buffer Account in an amount necessary to cover the value of the instruments used to employ the Beta Exposure and such value shall be marked to market on a daily basis.

The Adviser, however, may hold a portion of Fund in cash or cash equivalents in an amount the Adviser believes is adequate to meet the Fund’s ongoing operational expenses.

Adviser and Sub-Adviser Allocations within the Alpha Engine.  With respect to the Alpha Engine, the Adviser determines the amount of assets to be allocated for investment amongst the Adviser and each Sub-Adviser.  Generally, the Adviser expects to allocate between 30% to 60% of the Fund’s assets to the Sub-Advisers for investment within the Alpha Engine.  This percentage range is only an estimate and the Adviser’s allocation of Fund assets to the Sub-Advisers for investment may be different from this estimate as a result of the Adviser’s outlook regarding equity and fixed income market conditions and the level of Fund exposure to the equity and fixed income markets through the Alpha Engine.

The Adviser regularly monitors the Alpha Engine by, among other things, assessing: (1) the performance of the Adviser and Sub-Adviser’s Allocated Assets; (2) the composition of the Adviser’s and each Sub-Adviser’s Allocated Assets and the strategies employed by the Underlying Funds selected by the Adviser and each Sub-Adviser; and (3) current market conditions and the global macro-economic outlook.

The Adviser may increase or reduce the Adviser’s or a Sub-Adviser’s Allocated Assets for various reasons.  Since the Adviser and each Sub-Adviser are looking to each achieve absolute (positive) returns over a variety of market cycles by investing in Underlying Funds, changes in allocations will typically be driven by the performance of their Allocated Assets. Other examples that may cause the Adviser to change the percentage of the Adviser’s or a Sub-Adviser’s Allocated Assets include: (1) new investment opportunities identified by the Adviser or Sub-Adviser; (2) the re-balancing of an Adviser or Sub-Adviser’s allocations amongst various investment strategies; and (3) the need to liquidate all or a portfolio of the Fund’s interest in an Underlying Fund to fund repurchases of Units as may be approved by the Board from time to time.

Underlying Funds Allocations within the Alpha Engine.  The Adviser and each Sub-Adviser have extensive experience and expertise with alternative investment strategies.  The Adviser believes that it and each Sub-Adviser has a competitive advantage in identifying potential Underlying Fund Managers because of their respective long-standing professional relationships, wide network of industry contacts developed from years of experience in the securities industry and investment processes used to analyze potential Underlying Fund Managers.

The Adviser and each Sub-Adviser seek to invest their Allocated Assets in Underlying Funds that have the potential to generate Alpha individually and whose strategies, collectively, are expected to achieve attractive rates of returns commensurate with acceptable risk (as determined by the Adviser or Sub-Adviser, as applicable) during varying market environments.

Prior to investing Fund assets in an Underlying Fund, the Adviser and each Sub-Adviser consider a variety of factors including the Underlying Fund Manager’s investment management philosophy, investment processes, performance, professional experience, disclosure practices regarding portfolio holdings and strategy implementation and risk control methodologies.  During this due diligence process, the Adviser and each Sub-Adviser develop an understanding of how these managers are likely to manage the Underlying Funds under varying market environments.

The Adviser and the Sub-Advisers believe that investments across multiple strategies and assets classes (i.e., equities, fixed income, derivatives and commodities) are important in reducing overall portfolio volatility.  To determine the collection of Underlying Funds in which to invest Allocated Assets and percentage of Allocated Assets to invest in each Underlying Fund, the Adviser or Sub-Adviser, as applicable, considers the investment strategies employed by each Underlying Fund, including any regional, sector or style focus, the securities or other financial instruments utilized to implement these strategies and the correlation of the performance and the investment risks of these strategies and underlying holdings with those of other prospective Underlying Fund investments.  The effect of existing and developing market, economic and/or financial trends on the success of an Underlying Fund’s investments strategies will also be evaluated in determining whether to invest in a particular Underlying Fund and the percentage of Allocated Assets to invested in that fund.

The Adviser and each Sub-Adviser regularly monitor the Underlying Funds in which their Allocated Assets are invested and may increase, decrease or eliminate the Fund’s investment in an Underlying Fund for various reasons.  For example, the Adviser or Sub-Adviser may increase the percentage of its Allocated Assets invested in an Underlying Fund if: (1) the strategies utilized by that Underlying Fund are expected to perform well during current or forecasted market conditions; or (2) greater exposure to the strategies employed by the Underlying Fund is necessary to hedge against other investment risks to which the Allocated Assets are subject.  Conversely, the Adviser or a Sub-Adviser may decrease or eliminate the percentage of its Allocated Assets invested in an Underlying Fund if: (1) a new investment opportunity is identified; (2) the position in the Underlying Fund has become oversized and the Adviser or Sub-Adviser, as applicable, believes it should be reduced to decrease investment volatility; or (3) the Underlying Fund has not performed as expected.

Liquidation Penalties of Underlying Funds and Impact on Portfolio Allocations.  The Underlying Funds may assess fees on withdrawals.  The Adviser takes into account liquidation fees, where applicable, when implementing changes to portfolio asset allocations amongst the Alpha Engine, Beta Exposure and Buffer Account or amongst the Adviser and Sub-Adviser within the Alpha Engine.  Generally, in order to avoid and/or limit the generation of these liquidation penalties, the Adviser expects to implement allocation adjustments upon receipt of additional investment proceeds by the Fund and/or by first liquidating interests in Underlying Funds that are no longer subject to liquidation fees  (i.e., interests held by the Fund beyond the lock-up/gate periods).  Allocation adjustments across Underlying Funds within the Adviser’s and Sub-Adviser’s Allocated Assets will be processed similarly.

Other Investment Strategies

Temporary Defensive Position.  From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions such as unusually large cash inflows to the Fund.  For example, the Fund may hold all or a portion of its assets in cash and cash equivalents.  As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding Units of beneficial interest of the Fund, are listed below. Each Underlying Fund may have substantially different fundamental investment restrictions.  As defined by the 1940 Act, the vote of a “majority of the outstanding Units of beneficial interest of the Fund” means the vote, at an annual or special meeting of Unitholders duly called, (a) of 67% or more of the Units present at such meeting, if the holders of more than 50% of the outstanding Units of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding Units of the Fund, whichever is less. The Fund may not, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders or other guidance provided by the SEC or its staff:

•
Issue senior securities, borrow money or pledge its assets, except (i) to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33⅓% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions, futures contracts or short sales in accordance with its objectives and strategies;

•	Underwrite securities issued by other persons;

•	Make loans to other persons, except through purchasing Fixed Income Securities, lending portfolio securities or entering into repurchase agreements;

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Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

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Purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

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Invest in the securities of any one industry if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry, except that the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

For purposes of the Fund’s investment restrictions and investment limitations under the 1940 Act, the Fund will not “look through” to the underlying investments of the Underlying Funds (except for affiliated Underlying Funds and except that, with respect to the limitation related to concentration in any one industry, the Fund will look through to the investments of unaffiliated funds to the extent known by the Fund) in which assets of the Fund are invested, but will apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets).

The Fund’s investment objective is non-fundamental and may be changed by the Board.

PRINCIPAL RISKS

Investment in the Fund involves a significant degree of risk, and no guarantee or representation is or can be made that the Fund will achieve its investment objective.  Investors should carefully consider the risks involved in an investment in the Fund, including but not limited to those discussed below.

In considering an investment in the Fund, prospective investors should consult their independent financial, tax and legal advisors, and should be aware of the risk factors described below.

Conflict of Interest Risk

The investment activities of the Adviser, a Sub-Adviser, and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund.  For example, the Adviser and each Sub-Adviser manage other accounts with like investment strategies to that of the Fund but fees earned by the Adviser or Sub-Adviser could differ between the Fund and other accounts.  As a result, the Adviser or a Sub-Adviser could favor another account over the Fund in allocating investment opportunities that have limited supply or in the order in which it places orders to redeem identical investments.

Counterparty Risk

The Fund may incur a loss if the other party to an investment contact, such as a repurchase agreement, fails to fulfill the terms of the agreement/contract.  A counterparty may not be able to settle a transaction in accordance with its terms because of a credit or liquidity problem of the counterparty, thereby ultimately exposing the Fund to loss. In addition, in the case of a default by a counterparty could become subject to adverse market movements while it attempts to execute a substitute transaction.  This risk is accentuated in the case of contracts having longer maturities where events may intervene to prevent settlement or if the Fund concentrates its transactions with a single or small number of counter-parties.

Fund of Funds Structure Risk

Neither the Adviser nor a Sub-Adviser will have control of, or have the ability to exercise influence over, the trading policies or strategies of an Underlying Fund or a Sub-Fund in which it invested Allocated Assets.  An Underlying Fund or Sub-Fund may fail to pursue its investment objective and strategies.  There is no assurance that trading strategies of an Underlying Fund or Sub-Fund Manager will produce profitable results and the past performance of an Underlying Fund or Sub-Fund Manager is not indicative of future performance results.  An Underlying Fund or Sub-Fund Manager’s strategies may change and may not use the same trading method in the future that was used to compile performance histories.

Underlying Fund and Sub-Fund Managers make investment decisions independent of each other.  Underlying Funds and Sub-Funds may thus compete with each other from time to time for the same positions in the markets.  The Fund may be exposed to the same investment through different Underlying Funds (and the Sub-Funds in which they invest, if any) causing the Fund to be subject to greater Market Risk and potentially greater market losses.  Conversely, an Underlying Fund or Sub-Fund may implement opposite positions in the same security as held by other Underlying Funds or Sub-Funds which, from the Fund’s perspective, would result in indirect transaction costs without the possibility for profits.

In addition to its own expenses, the Fund will also bear its allocable share of the costs and expenses of each Underlying Fund (which include the Underlying Fund’s pro rata shares of the expenses of any Sub-Fund in which it invests), including its allocable share of the management and incentive compensation paid to Underlying Fund Managers.  This may result in three levels of fees and potentially greater expenses than would be associated with direct investments in pooled investment vehicles.  The Fund’s expenses thus may constitute a higher percentage of net assets than expenses associated with similar types of investments.

Each Underlying Fund Manager generally will be entitled to receive a management fee of between 0.50% and 1.25% and a performance-based allocation, expected to range up to 20% of the net profits, in some cases in excess of a hurdle rate (i.e., the minimum return necessary for an Underlying Fund’s manager to start collecting incentive fees).  In addition, because the performance-based allocation is calculated on a basis that includes realized and unrealized appreciation, the allocation may be greater than if it were based solely on realized gains. Each Underlying Fund Manager may receive performance compensation based on its individual performance, irrespective of the Underlying Fund’s overall performance.  Each Sub-Fund Manager will be entitled to receive a similar management fee from a Sub-Fund to which it provides investment management services.  Consequently, the Fund may bear its allocable share of substantial incentive compensation paid to certain managers of Underlying Funds (and indirectly to certain Sub-Fund managers) even during a period when the Fund, overall, is incurring significant losses.

The performance-based allocation that will be received by an Underlying Fund Manager may create an incentive for that manager to select Sub-Funds that pursue more risky and speculative strategies than would be the case in the absence of such allocation.

Certain Underlying Funds may charge liquidation penalties and the imposition of such penalties would result in increased transaction costs to the Fund and could adversely affect the performance of the Fund.

Futures Risk

The price of a futures contract may change rapidly in response to changes in the markets and the general economic environment as well as in the value of the underlying asset, index, interest rate or other investment on which the futures are based.  Futures may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in futures could have a large potential effect on the performance of the Fund.  Because of low margin deposits normally required to participate in futures transactions, an extremely high level of leverage is typical.  As a result, a relatively small price movement in a U.S. Treasury futures contract may result in substantial losses to the Fund.  Rising interest rates may cause the value of U.S. Treasury futures to decline.

If the Fund invests in U.S. Treasury futures at inopportune times or the Adviser misjudges market conditions, the Fund’s investment in the U.S. Treasury futures may lower the Fund’s return or result in a loss to the Fund.  The Fund could also experience losses if the U.S. Treasury futures do not offset losses incurred by the Fund on its investment in the Underlying Funds or if the Fund is not able to timely liquidate its position in U.S. Treasury futures due to an illiquid secondary market.  Changes in the liquidity of U.S. Treasury futures (i.e. due to, among other things, price fluctuation or position limitations imposed by U.S. commodity exchanges) may result in significant, rapid and unpredictable changes in the value of the U.S. Treasury futures.  It is also possible that the CFTC may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only.

Hedging Risk

The employment of the Beta Strategy to hedge against losses in the Alpha Engine may not be successful and may offset gains. It may not be possible for the Adviser to hedge against a change or event affecting one or more Underlying Funds at a price sufficient to protect the Fund from the decline in value of such Underlying Fund(s). In addition, it may not be possible to hedge against certain changes or events that may result in a decline of the value of an Underlying Fund. The success of hedging transactions is dependent on the Adviser’s ability to correctly predict market changes affecting the Alpha Engine. Unanticipated changes in the markets or events being hedged or the non-occurrence of events being hedge against may result in a poorer performance by the Fund than in the absence of the implementation of the Beta Strategy.

Leverage Risk

Leverage created by the Fund’s investment in U.S. Treasury futures can diminish the Fund’s performance, increase the volatility of the Fund’s net asset value and create a greater risk that Unitholders may suffer losses on their investment in the Fund.  Leverage may increase the Fund’s exposure to Market Risk and other risks by, in effect, increasing assets available for investment.  The more leverage that is employed, the more likely a substantial change will occur, either up or down, in the value of the Fund’s portfolio and the instruments subject to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so thus causing losses to the Fund.

Limited Voting Rights Risk

If the Fund purchases non-voting securities of an Underlying Fund or waives its right to vote its securities, it will not be able to vote on matters that require investor approval including matters that could adversely affect the Fund’s investment in the Underlying Fund.

Liquidity Risk

An investment in the Fund is highly illiquid. A Unitholder does not have the right to require the Fund to redeem or repurchase its Units. Repurchases will be made at such time, in such amounts, and on such terms as may be determined by the Board, in its sole discretion. Even if the Fund makes a repurchase offer, there is no guarantee that Unitholders will be able to redeem all of the Units they desire to sell. Generally, the maximum number of Units that will be repurchased by the Fund during any repurchase offer is not expected to have a value that exceeds 25% of the Fund’s aggregate NAV as of the repurchase date. Also, if a repurchase offer is oversubscribed, the Fund will generally repurchase only a pro rata portion of the Units tendered by each Unitholder. In order to fund a repurchase offer, the Fund may have to liquidate investments earlier than the Adviser and/or a Sub-Adviser desires and may result in liquidation costs (brokerage fees and/or redemption fees imposed by Underlying Funds) and/or losses on investments to the Fund.

Units are subject to substantial restrictions on transferability and may not be sold, assigned, transferred, conveyed or disposed without the consent of the Board.  Unitholders should not expect the Board to grant consents to transfer requests.

There is currently no market for the Units and it is not contemplated that one will develop.  Because a Unitholder may be unable to sell its Units, the Unitholder will be unable to reduce its exposure to the Fund on any market downturn.  Also, Units may not be readily acceptable as collateral for a loan.

Loss of Investment Risk

An investment in the Fund is subject to loss, including the possible loss of the entire amount invested.  No guarantee or representation is made that the Fund’s investments will be successful, and investment results may vary substantially over time. Past results are not necessarily indicative of the Fund’s future performance.

Limited Operating History Risk

The Fund is a recently-formed entity that has limited operating history upon which investors can evaluate the Fund’s anticipated performance. Prior to the inception of the Fund, neither the Adviser nor a Sub-Adviser managed an investment company registered under the 1940 Act.  The 1940 Act and the Code impose numerous investment constraints on the operations of registered investment companies and the Adviser and each Sub-Adviser’s inexperience in managing a portfolio of assets subject to such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, may limit the profitability of the Fund.

Management Risk

The success of the Fund’s strategy depends on, among other things, the Adviser’s ability to effectively allocate assets amongst itself and each Sub-Adviser and the Adviser’s and each Sub-Adviser’s ability to successfully invest Fund assets subject to their respective management.  If the Fund assets allocated to the Adviser and each Sub-Adviser do not effectively blend so as to create a lower volatility compared to the broader securities markets, the Fund may suffer losses.

Market Risk

The success of the Fund’s activities may be affected by general economic and market conditions including interest rates, the availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances.  These factors may affect the volatility, value and liquidity of the Fund’s investments.  Unexpected volatility or illiquidity could impair the Fund’s ability to carry out its business, impair the Fund’s profitability or result in losses.

Money Market Risk

Changes in interest rates may reduce the value of a money market instrument.  The value of a money market instrument may decline if an issuer defaults or if its credit quality deteriorates.  A decline in the value of the Fund’s investments in money market instruments may reduce its investment return and performance.

Non-Diversification Risk

The Fund is non-diversified and the Fund’s investment in the securities of a limited number of issuers exposes the Fund to greater market risk and potentially greater market losses than if its investments were diversified in securities issued by a greater number of issuers.

Regulatory Risk

Changes in government regulations and tax laws may adversely affect the operations and value of the Fund and the entities in which it invests.  If there are changes in the laws or regulations, so as to result in the inability of the Fund to operate as set forth in this Prospectus, there may be a substantial effect on Unitholders. Changes in the regulation and the taxation of Derivatives may adversely affect the value of the Fund’s investments in Derivatives (directly or indirectly via investments in Underlying Funds).  Changes in the regulation of hedge funds and leverage may adversely affect the ability of the Fund, the Underlying Funds and the Sub-Funds to implementing their respective investment objectives and strategies and/or may prevent the pursuit of certain strategies and/or investments.  The inability of the Fund, the Underlying Funds and Sub-Funds to effectively implement their respective investment objectives and strategies may adversely affect the performance of the Fund.  The section entitled “Certain Tax Considerations” summarizes certain tax risks associated with an investment in the Fund.

Securities and commodity exchanges typically can suspend or limit trading in any instrument traded on those exchanges. A suspension could render it impossible for the Fund, an Underlying Fund or Sub-Fund to timely liquidate positions thereby exposing the Fund, to substantial losses.

Underlying Fund Risk

Generally, the Underlying Funds will not be registered under the 1940 Act and, therefore, the Fund, as an investor, will not have the benefit of the protections afforded by the 1940 Act to investors of registered investment companies like mutual funds.  The Fund’s investment in the Underlying Funds subjects Unitholders to the following investment risks and may result in a decline in the value of the Underlying Funds and, consequently, a reduction in the Fund’s investment return and performance:

•	Alternative Investment Strategies Risk. An Underlying Fund or Sub-Fund employs alternative investments strategies which may involve substantial the following risks:

Convertible Arbitrage Strategy Risk.  The success of a convertible arbitrage strategy is contingent upon the investment manager’s ability to identify and profit from perceived pricing discrepancies between a convertible security and the common stock into which it is convertible.  If perceived pricing discrepancies do not materialize or if the investment manager fails to correctly exploit pricing discrepancies, a loss may result.  Substantial losses may be recognized as a result of the implementing this strategy.  Also, this strategy is subject to the investment risks associated with the instruments utilized to implement the strategy including, but not limited to Currency Risk, Derivatives Risk, Distressed Securities Risk, Equity Securities Risk, Fixed Income Securities Risk, Foreign Investment Risk, Forward Contracts Risk, Futures Risk, Leverage Risk, Market Risk, Options Risk, Short Selling Risk and Swaps Risk.

Event-Driven Strategy Risk.  The success of an event-driven strategy is contingent upon the investment manager’s ability to timely identity potential corporate events as well as the impact that such events will have on a company.  If a predicted corporate event does not occur or does not have the impact predicted, a loss may occur.  Substantial losses may be recognized as a result of the implementation of this strategy. Also, this strategy is subject to the investment risks associated with the instruments utilized to implement the strategy including, but not limited to Currency Risk, Derivatives Risk, Equity Securities Risk, Fixed Income Securities Risk, Foreign Investment Risk, Forward Contracts Risk, Leverage Risk, Market Risk, Options Risk, Regulatory Risk and Short Selling Risk.

Fixed Income Arbitrage Strategy Risk.  The success of a fixed income arbitrage strategy is contingent upon the investment manager’s ability to identify and profit from perceived pricing discrepancies amongst Fixed Income Securities.  If perceived pricing discrepancies do not materialize or if the investment manager fails to correctly exploit pricing discrepancies, a loss may result.  Substantial losses may be recognized as a result of the implementation of this strategy.  Also, this strategy will be subject to the investment risks associated with the instruments utilized to implement the strategy including, but not limited to Currency Risk, Derivatives Risk, Distressed Securities Risk, Fixed Income Securities Risk, Foreign Investment Risk, Forward Contracts Risk, Leverage Risk, Market Risk, Options Risk, Short Selling Risk and Swaps Risk.

Global Macro Discretionary Strategy Risk.  The success of a global macro strategy is contingent upon the macro-economic views of the investment manager and the investment manager’s ability to correctly identify investment opportunities with the highest probability of success (long positions) and/or those with highest probability of failure (short positions) based on such views.  Substantial losses may be recognized as a result of the implementation of this strategy. Also, this strategy is subject to the investment risks associated with the instruments utilized to implement the strategy including, but not limited to Currency Risk, Derivatives Risk, Distressed Securities Risk, Fixed Income Securities Risk, Foreign Investment Risk, Forward Contracts Risk, Futures Risk, Leverage Risk, Market Risk, Options Risk, Short Selling Risk and Swaps Risk.

Global Macro Managed Futures Strategy Risk.  The success of a managed futures strategy is generally contingent upon the investment manager’s ability to identify and exploit trends, including changes in price and other fluctuations, within and across asset classes (e.g. Equity Securities, Fixed Income Securities, currencies, Derivatives and commodities) through options and futures.  The investment manager may not be able to execute transactions in time to take advantage of identified trends.  Futures and options may not perform consistent with the trends identified by the investment manager.  Forecasting of trends will not be profitable if there are no identifiable trends of the kind that the investment manager seeks to follow.  Substantial losses may be recognized as a result of the implementation of this strategy. Also, this strategy is subject to the investment risks utilized to implement the strategy including, but not limited to Currency Risk, Derivatives Risk, Equity Securities Risk, Fixed Income Risk, Foreign Investment Risk, Forward Contracts Risk, Market Risks, Leverage Risk and Options Risk.

Long/Short Equity Strategy Risk.  The success of a hedged equity strategy is contingent upon the investment manager’s ability to correctly determine the valuation of an issuer’s Equity Securities and the future price movements of such securities.  If the investment manager’s perception of an equity’s valuation or its future price is incorrect, a loss may result.  Substantial losses may be recognized as a result of the implementation of this strategy.  Also, this strategy is subject to the investment risks associated with the instruments utilized to implement the strategy including, but not limited to Currency Risk, Derivatives Risk, Equity Securities Risk, Foreign Investment Risk, Forward Contracts Risk, Leverage Risk, Market Risk, Options Risk and Short Selling Risk.

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Convertible Securities Risk.  The value of convertible securities decline as interest rates increase and increases as interest rates decline.  An Underlying Fund or a Sub-Fund may not have pre-established minimum credit standards for convertible securities and may invest, without limit, in unrated or below investment grade convertible securities.  Convertible securities are typically issued by small capitalized companies whose stock prices may be volatile.  Convertible securities that are unrated or are rated below investment grade are associated with a higher risk of default on interest and principal payments.  In the event of a liquidation of the issuing company, holders of convertible securities would generally be paid only after holders of any senior debt obligations.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by an Underlying Fund or a Sub-Fund is called for redemption, the Underlying Fund or the Sub-Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which may decrease the Underlying Fund’s return.

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Counterparty Risk.  An Underlying Fund or a Sub-Fund may incur a loss if the other party to an investment contract, such as a repurchase agreement or derivatives contract, fails to fulfill the terms of the agreement/contract.  A counterparty may not be able to settle a transaction in accordance with its terms because of a credit or liquidity problem of the counterparty, thereby ultimately exposing an Underlying Fund or a Sub-Fund to loss.  This risk is accentuated in the case of contracts having longer maturities where events may intervene to prevent settlement or if an Underlying Fund or Sub-Fund concentrates its transactions with a single or small number of counterparties.

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Currency Risk.  The value of investments in foreign currencies, instruments denominated in foreign currencies or derivatives that provide exposure to foreign currencies, if unhedged, will fluctuate with U.S. dollar exchange rates as well as in response to price changes of the investments in the various local markets and the value of local currencies. An increase in the value of the U.S. dollar compared to other currencies will reduce the effect of increases and magnify the effect of decreases in the value of foreign currencies and in the prices of instruments denominated in foreign currencies or that provide exposure to foreign currencies.  Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on non-U.S. dollar securities or derivatives.

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Custody Risk.  An Underlying Fund or Sub-Fund may not be required to or may not custody assets consistent with the requirements of the 1940 Act and therefore such assets are more likely at risk to fraud and loss of assets due to the bankruptcy of financial institutions utilized to hold the Underlying or Sub-Fund’s assets.

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Derivatives Risk.  The use of Derivatives can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than to offset risk.  The prices of Derivative can be highly volatile and a small investment in a derivative can have a large impact on the performance of an Underlying Fund and a Sub-Fund as Derivatives can result in losses in excess of the amount invested.  The value of derivatives may be influenced by changes in the market, general economic and political conditions as well as in the value of the underlying asset, index, interest rate or other investment on which the derivatives are based.

The use of Derivatives by an Underlying Fund or Sub-Fund may be subject to various types of risks, including Counterparty Risk, Foreign Investment Risk (i.e., the inability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy), Leverage Risk and Market Risk.  The price of Derivatives may also be influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.

If an Underlying Fund or Sub-Fund invests in Derivatives at inopportune times or an Underlying Fund Manager or Sub-Fund Manager, as applicable, incorrectly judges market conditions, the Derivative positions may lower the return or result in a loss. An Underlying Fund or Sub-Fund could also experience losses if Derivatives are poorly correlated with other portfolio investments, or if an Underlying Fund or a Sub-Fund is unable to liquidate the position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

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Distressed Securities Risk.  An investment in distressed securities is speculative because issuers of these securities may be in transition, out of favor, financially leveraged or troubled or potentially troubled and may be or have recently been involved in taking strategic actions, restructuring, bankruptcy reorganization or liquidation.  An issuer’s default in its payment obligations may also result in a decline in the value of the issuer’s securities.  An Underlying Fund’s or a Sub-Fund’s investment in any instrument may be subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which an Underlying Fund or a Sub-Fund may invest may be less than investment grade (commonly referred to as junk bonds), which may result in the Underlying Fund or the Sub-Fund experiencing greater risks and losses than it would if investing in higher rated instruments.

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Emerging Markets Risk.  In addition to the risks applicable to foreign investments, emerging markets are generally more volatile and the risk of political and social upheaval is greater.  There also may be a lack of public information regarding companies operating in emerging markets. Securities traded on emerging markets are potentially illiquid and emerging markets may impose high transaction costs.

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Equity Securities Risk.  The value of Equity Securities may fluctuate in response to specific situations for each company, industry market conditions, and general economic environments.  The Equity Securities of smaller companies may involve more risk, may be less liquid, and may be subject to greater volatility.  Consequently, it may be more difficult to buy or sell the Equity Securities of smaller companies at an acceptable price, especially during periods of market volatility.

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Fixed Income Securities Risk.  Changes in interest rates may reduce the value of Fixed Income Securities.  The value of a Fixed Income Security may decline if an issuer defaults or if its credit quality deteriorates.  The value of a Fixed Income Security may also fluctuate as of a result of the market’s perception of the creditworthiness of the issuer as well as the liquidity of the fixed income market.

High yield Fixed Income Securities or “junk bonds” are considered to be speculative by major credit rating agencies, have a much greater degree of default on payments of principal and/or interest and tend to be more volatile and less liquid than higher-rated securities with similar maturities.

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Focus Risk.  An Underlying Fund or Sub-Fund that invests in a particular market or sector shall be subject to the risks associated with that market or sector and may be more adversely affected by those risks than if the Underlying Fund or Sub-Fund invested its assets across multiple markets and sectors.

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Foreign Investment Risk.  Foreign investments may be subject to sovereign risk, nationalization risk, expropriation risk, confiscatory taxation and potential difficulties repatriating funds.  Foreign investments may also be adversely affected by changes in currency exchange rates, social political and economic developments, and the possible imposition of exchange controls or other foreign government laws or restrictions.  Foreign investments may also be subject to withholding or other taxes on dividends, interest, capital gains or other income.  Foreign investments may be more volatile and less liquid due to the smaller size of some foreign markets and lower trading volumes.  There may be less publicly available information about a foreign issuer than about a U.S. issuer, and accounting, auditing and financial reporting standards and requirements may not be comparable.  There is also less regulation, generally, of the financial markets in foreign countries than there is in the U.S. For example, some foreign exchanges, in contrast to domestic exchanges, are “principals’ markets” in which performance is the responsibility only of the individual member with whom the trader has entered into a contract and not of an exchange or clearing corporation. In such a case, an Underlying Fund or a Sub-Fund is subject to the risk of the inability of, or refusal by, the counterparty to perform with respect to such contracts.

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Forward Contract Risk.  The investment in forward contracts includes a number of risks including: (1) forward contract markets are generally not regulated; (2) there are generally no limitations on forward transactions although an Underlying Fund, a Sub-Fund or their counterparties may limit the size and duration of positions for credit risk reasons; (3) participants in the forward markets are not required to make continuous markets for such contracts; and (4) forward contract markets are “principals’ markets” in which performance is the responsibility of the counterparty and not an exchange or clearing house.  Consequently, a counterparty may refuse to perform on a forward contract.  Forward contracts are also not guaranteed by an exchange or clearing house and therefore a non-settlement or default on a contract would deprive an Underlying Fund or Sub-Fund of unrealized profits or force it to cover its commitment to purchase and resell, if any, at the current market price.

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Futures Risk. The price of a futures contract may change rapidly in response to changes in the markets and the general economic environment. Futures may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in futures could have a large potential effect on the performance of the Fund. Because of low margin deposits normally required to participate in futures transactions, an extremely high level of leverage is typical. As a result, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund or a Sub-Fund.

If an Underlying Fund or a Sub-Fund invests in futures at inopportune times or an Underlying Fund Manager misjudges market conditions, the Underlying Fund or Sub-Fund’s investment in the futures may lower the Underlying Fund’s or Sub-Fund’s return and result in a loss to the Underlying Fund or Sub-Fund.  An Underlying Fund or a Sub-Fund could also experience losses if the futures do not offset losses incurred by the Underlying Fund or Sub-Fund on other portfolio investments or if the Underlying Fund or Sub-Fund is not able to timely liquidate its position in the futures due to an illiquid secondary market.  Changes in the liquidity of futures (i.e. due to, among other things, price fluctuation or position limitations imposed by U.S. commodity exchanges) may result in significant, rapid and unpredictable changes in the value of the futures.  It is also possible that the CFTC may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only.

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Hedging Risk.  Strategies utilized to hedge against losses may not be successful and may offset gains.  It may not be possible for an Underlying Fund or Sub-Fund Manager to hedge against a change or event at a price sufficient to protect the Underlying Fund’s or Sub-Fund’s assets, as applicable, from the decline in value of the portfolio positions anticipated as a result of such change.  In addition, it may not be possible to hedge against certain changes or events at all.  The success of hedging transactions is dependent on an Underlying Fund or Sub-Fund Manager’s ability to correctly predict market changes being hedged against (i.e. currency/interest rate fluctuations) in relation to fluctuations in the value of the investments maintained by an Underlying Fund or Sub-Fund, respectively.  Unanticipated changes in the markets or events being hedged or the non-occurrence of events being hedged against may result in a poorer performance by the Underlying Fund or Sub-Fund than in the absence of the implementation of a hedging strategy.

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Initial Public Offerings Risk.  Investments in an initial public offering may not be able to be disposed promptly and at the price at which they are valued.  Other risks include lack of trading history, lack of investor knowledge of the issuer and limited operating history.  These factors may contribute to substantial price volatility for these investments.  The limited number of securities available for trading in some initial public offerings may make it more difficult for an Underlying Fund or Sub-Fund to buy or sell significant positions without an unfavorable effect on prevailing market prices.  In addition, some companies participating in an initial public offering are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income.

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Leverage Risk. Leverage created by borrowing or by an Underlying Fund’s or Sub-Fund’s investment in derivatives can diminish the Underlying Fund’s or Sub-Fund’s performance, increase the volatility of the Underlying Fund’s or Sub-Fund’s net asset value and create a greater risk of loss for investors.  Leverage may increase an Underlying Fund or Sub-Fund’s exposure to Market Risk and other risks by, in effect, increasing assets available for investment.  The more leverage that is employed, the more likely a substantial change will occur, either up or down, in the value of an Underlying Fund’s or Sub-Fund’s portfolio and the instruments subject to leverage.  Borrowing to make investments will cause an Underlying Fund’s or a Sub-Fund’s cost of capital to be higher.  The use of leverage may cause an Underlying Fund or Sub-Fund to liquidate portfolio positions when it may not be advantageous to do so thus causing losses to the Underlying Fund or Sub-Fund.  An Underlying Fund or a Sub-Fund that acquires extremely large positions in an effort to meet their rate of return objectives may incur significant losses in the event that market disruptions destroy the hedged nature of such positions.

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Liquidity Risk.  The Fund’s interests in Underlying Funds and an Underlying Fund’s interest in a Sub-Fund are illiquid and subject to substantial restrictions on transfer.  The Fund’s ability to liquidate all or a portion of its interest in an Underlying Fund and an Underlying Fund’s ability to liquidate all or a portion of its interest in a Sub-Fund will likely be limited, and certain Underlying Funds and Sub-Funds may impose lock-up periods, and or gates during which time no redemptions or withdrawals may be made, or assess fees for withdrawals.  Consequently, the Fund may not be able to withdraw its investment in an Underlying Fund and an Underlying Fund may not be able to withdraw its investment in a Sub-Fund promptly after it has made a decision to do so.

An Underlying Fund and a Sub-Fund may invest a portion of the value of their total assets in restricted securities (i.e., securities that may not be sold to the public without an effective registration statement under the 1933 Act) and other investments that are illiquid and, as a result, may be unable to sell such investments when desired, without adversely affecting the price or at prices approximating the value at which they purchased the securities.  When registration is required to sell a security, an Underlying Fund or a Sub-Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time such Underlying Fund or Sub-Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, such Underlying Fund or Sub-Fund might obtain a less favorable price than the price that prevailed when such Underlying Fund or Sub-Fund decided to sell.

Certain Underlying Funds and Sub-Funds may permit or require that redemptions of interests be made in-kind. Upon withdrawal of all or a portion of its interest in an Underlying Fund, the Fund may receive securities that are illiquid or difficult to value.  Similarly, upon withdrawal of all or portion of its interest in a Sub-Fund, the Underlying Fund may receive securities that are illiquid or difficult to value.

•
Market Risk. The success of an Underlying Fund or Sub-Fund’s activities may be affected by general economic and market conditions including interest rates, the availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. These factors may affect the volatility, value and liquidity of an Underlying Fund’s or Sub-Fund’s investments. Unexpected volatility or illiquidity could impair the Fund’s ability to carry out its business, impair the Fund’s profitability or result in losses.

•
Money Market Risk.  Changes in interest rates may reduce the value of money market securities or reduce an Underlying Fund’s or Sub-Fund’s returns.  The value of a money market instrument may decline if an issuer defaults or if its credit quality deteriorates.

•
Mortgage-Related Securities Risk.  Mortgage-related securities may decline in value when defaults occur on the underlying mortgages and may exhibit additional volatility in periods of changing interest rates.  When interest rates decline, the prepayment of mortgages increase and may require the Underlying Fund or Sub-Fund to reinvest assets at lower interest rates, resulting in lower returns.  Principal payments on mortgage-related securities may also be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The adverse effects of prepayments may indirectly affect an Underlying Fund or a Sub-Fund in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster than expected actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that an Underlying Fund or a Sub-Fund may have entered into for these investments, resulting in a loss. In particular, prepayments (at par) may limit the potential upside of many mortgage-related securities to their principal or par amounts, whereas their corresponding hedges often have the potential for large losses.

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Operational Risk.  Certain Underlying Funds and Sub-Funds may only employ the services of a limited number of principals and the departure of any one of these principals may adversely affect the success of the funds’ investment strategies.  For example, an Underlying Fund Manager may issue false information about an Underlying Fund or Sub-Fund and the Adviser or a Sub-Adviser will not be able to protect assets they respectively invest on behalf of the Fund from fraud initiated by an Underlying Fund or Sub-Fund.  Certain Underlying Funds and Sub-Funds are associated with start-up operational risks such as limited operating histories and management with limited business management experience.

•
Options Risk. The buyer of a call option risks losing the entire premium paid to purchase the call option. The seller (writer) of a call option which is covered (i.e., the writer also holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received and gives up the opportunity to gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of the underlying security above the exercise price of the option. The securities required to satisfy the exercise of the call option may be unavailable for purchase except at prices higher than the exercise price. Purchasing securities to satisfy the exercise of the call option can cause the price of the securities to rise further, sometimes significantly, increasing the loss.

The buyer of a put option assumes the risk of losing the entire premium paid to purchase the put option.  The seller (writer) of a put option which is covered (i.e., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price of the short position in the underlying security plus the premium received and gives up the opportunity for gain on the underlying security if its price falls below the exercise price of the put option.  If the put option is covered by segregated cash or liquid assets or is uncovered, the seller subject to the risk that the market price of the underlying security declines below the exercise price of the put option.

Since the value of an index fluctuates pursuant to changes in the market values of the securities comprising the index, the success of the purchase and/or sale of options on an index will also be subject to an Investment Fund Manager’s ability to correctly predict movements in the applicable markets and industries affecting the index subject to the option contract.

A liquid market may not exist to close out an option position.

•
Short Selling Risk.  The sale of a borrowed security, if uncovered, may result in a loss if the price of the borrowed security increases after the sale.  Purchasing securities to close out the short position can itself cause their market price to rise further, increasing losses. Furthermore, a short seller may be prematurely forced to close out a short position if a counterparty demands the return of borrowed securities.  Losses on short sales are theoretically unlimited.

•
Swap Agreements Risk.  The value of swap agreements fluctuates in response to, among other things, interest rate movements, currency fluctuations, market values and the potential for a credit event of an issuer.  There is no assurance that an Underlying Fund or Sub-Fund Manager will accurately forecast the effect of these fluctuations on the value of swap agreements held in an Underlying Fund’s or Sub-Fund’s portfolio.  Participation in a swap agreement also involves counter-party risk and payments owed to an Underlying Fund or a Sub-Fund may be delayed or not made consistent with the terms of the swap agreement. If a counter-party to a swap agreement defaults, an Underlying Fund’s or a Sub-Fund’s only recourse is to pursue contractual remedies against the counterparty which may be unsuccessful.

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Transparency Risk.  Underlying Funds and Sub-Fund’s typically provide limited portfolio information.  An Underlying Fund or a Sub-Fund’s investment strategies may evolve over time in response to fluctuating market conditions without notice to investors.  Consequently, the Fund and an Underlying Fund may not be in a position to timely liquidate its investments in an Underlying Fund or a Sub-Fund.  Also, there can be no assurance that a modification to an Underlying Fund’s or a Sub-Fund’s investment strategy will be successful.

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Turnover Risk.  The turnover rate within an Underlying Fund or a Sub-Fund may be significant, potentially involving substantial brokerage commissions and fees.  The Fund bears its allocable share of the costs and expenses of the Underlying Funds (which include the Underlying Funds’ allocable share of the costs and expenses of any Sub-Funds in which they invest).

Valuation Risk

In calculating the Fund’s NAV, the Fund’s Valuation Procedures require the Fund’s Valuation Committee to fair value all of the Underlying Funds.  In fair valuing an Underlying Fund, the Valuation Committee may rely, among other things, on the Underlying Fund’s valuation of the Fund’s investment in that Underlying Fund.  The Private Funds of Funds in which the Fund may invest, in turn, rely on the Sub-Fund’s valuation of the Underlying Fund’s investment in that Sub-Fund.  Should an Underlying Fund’s valuation be overstated, the Fund may repurchase Units at an overstated NAV thus subjecting the Fund and remaining Unitholders to losses.  Also, an overstated NAV due to a valuation error by an Underlying Fund may cause an investor to pay more for Units than it should have (See, “Net Asset Valuation”).  Because the valuations provided by the Underlying Funds are unaudited (except for those provided for the Underlying Fund’s fiscal year end) the Fund will not be able to independently confirm the accuracy of the valuations provided by the Underlying Funds.

The above discussion covers certain risks associated with an investment in the Fund, but is not, nor is it intended to be, a complete enumeration or explanation of all risks involved in an investment in the Fund.  Prospective Unitholders should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund.  An investment in the Fund should only be made by Unitholders who understand the nature of the investment, do not require more than limited liquidity in the investment and can bear the financial risks of the investment including loss of principal. In addition, since the Fund’s investment program will evolve over time, an investment in the Fund will likely be subject to risk factors not described in this Prospectus. The Fund, however, will supplement this Prospectus from time to time to disclose any material changes in the information provided in this Prospectus.

MANAGEMENT

Board of Trustees, Investment Adviser and Sub-Advisers

The Board has overall management responsibility for the Fund. See “Board of Trustees” in the SAI for the names of and other information about the Trustees and officers of the Fund.

Financial Solutions, Inc., 320 South Boston, Suite 1130, Tulsa, Oklahoma 74103, serves as the investment adviser to the Fund.  Established in 1984, the Adviser is an SEC-registered investment adviser that provides investment advisory services to private clients and institutions.  The Adviser has not previously managed a registered fund.  As of February 28, 2014, the Adviser had $1 billion in assets under management.  The Adviser is wholly-owned and controlled by Gary W. Gould, the Portfolio Manager.

Meritage Capital, LLC, 515 Congress Avenue, Suite 2200, Austin, Texas 78701 is Sub-Adviser to the Fund, and is controlled through equity interests held by Thomas J./Lynn M. Meredith and Alex C. Smith, through direct ownership and also indirectly through Zilker Park Partners, LLC, a holding company. Meritage was formed through the merger of Meritage Capital, L.P., which had provided investment advisory services since 2003, and Centennial Partners LLC, which had provided investment advisory services since 2000. As of February 28, 2014, Meritage had approximately $1billion in assets under management. Pluscios Management LLC, 1603 Orrington Avenue #750, Evanston, Illinois 60201 serves as a Sub-Adviser to the Fund, and is controlled through equity interests by Constance T. Teska and Kelly A. Chesney. Pluscios has provided investment advisory services since 2006 and, as of February 28, 2014, had $144 million in assets under management.

Pursuant to the Investment Advisory Agreement between the Fund and the Adviser (the “Advisory Agreement”), the Adviser provides portfolio management services to the Fund, subject to the general supervision of the Board, for a management fee calculated at an annual rate equal to 1.11% of the Fund’s average annual monthly net assets (i.e., the average of the Fund’s net assets calculated as of the last business day of each month of the Fund’s fiscal year).

The Adviser has contractually agreed to waive management fees and/or reimburse expenses to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to not more than 1.60% of the Fund’s average monthly net assets through April 30, 2015. Net expenses of the Fund may increase if the exclusions noted above would apply. Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit in effect at the time the expenses were paid/waived. The Adviser Waiver Agreement may be terminated, after having been in effect for at least one (1) year, at any time upon sixty (60) days’ written notice, and without payment of any penalty prior to the completion of its term by the Board, on behalf of the Fund. No such termination shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination.

The Adviser supervises each Sub-Adviser and provides office space and executive and other personnel to the Fund.  The Fund pays all expenses, other than those agreed to be paid by the Adviser, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization. The Adviser will pay all costs and expenses incurred in connection with the Fund’s organization and establishment and the costs incurred in connection with the initial offering of Units and does not intend to seek reimbursement of such costs and expenses from the Fund.

For portfolio management services rendered to the Fund pursuant to the Meritage Sub-Advisory Agreement, the Adviser (and not the Fund) will pay to Meritage a fee calculated at an annual rate equal to 0.75% of the Fund’s average annual monthly net assets managed by Meritage (i.e., the average of Fund’s net assets managed by Meritage as of the last Business Day of each month of the Fund’s fiscal year).

For portfolio management services rendered to the Fund pursuant to the Pluscios Sub-Advisory Agreement, the Adviser (and not the Fund) will pay to Pluscios a fee calculated at an annual rate equal to 0.87% of the Fund’s average annual monthly net assets managed by Pluscios (i.e., the average of Fund net assets managed by Pluscios as of the last Business Day of each month of the Fund’s fiscal year).

Meritage and Pluscios have each executed an agreement with the Adviser under which each agrees to waive a portion of its sub-advisory fees payable to it by the Adviser.  Each Sub-Advisory Waiver Agreement provides that the applicable Sub-Adviser will waive its contractual fee in an amount equal to the value of annual advisory fees waived and/or Fund expenses reimbursed by the Adviser (as a percentage of the annual advisory fee) under the Adviser Waiver Agreement up to a maximum of 50% of the Sub-Adviser’s annual contractual fee through April 30, 2015.  Pursuant to each Sub-Advisory Agreement, if the Adviser recoups all or a portion of the Adviser Waiver for a Recoupment Period, the Adviser shall use the recoupment to reimburse a Sub-Adviser in an amount equal to its Sub-Adviser Waiver for the Recoupment Period.  If the amount of the recoupment paid by the Fund is less than the Adviser Waiver for the Recoupment Period, the Adviser shall reimburse the Sub-Adviser in an amount equal to the Sub-Advisory Waiver for the Recoupment Period multiplied by the ratio of the recoupment amount to the Adviser Waiver.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement, the Meritage Sub-Advisory Agreement and the Pluscios Sub-Advisory Agreement is included in the Fund’s initial annual report to Unitholders for the period ended August 31, 2013.

Portfolio Manager

The Fund’s portfolio is managed by Gary W. Gould, who has served as Managing Principal of the Adviser for the past fourteen years.  Mr. Gould has a B.S. in Finance from Oklahoma State University.  Mr. Gould’s 29 years of investment advisory experience has included advisory relationships with Fortune 100 companies, Banking, Insurance, Endowments and Foundations and High Net Worth clients.  Mr. Gould has managed Alpha exposure strategies since October 1, 1998.  He has seventeen years of experience utilizing and providing due diligence on individual hedge fund and hedge fund of funds strategies.  In addition, Mr. Gould has fifteen years of experience utilizing financial futures to provide Beta exposure.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities issued by the Fund.

Administrator, Fund Accountant, Transfer Agent and Compliance Services

Ultimus Fund Solutions, LLC , located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides certain administration, compliance, fund accounting and transfer agency services to the Fund and supplies certain officers to the Fund, including a Principal Financial Officer, Chief Compliance Officer and an Anti-Money Laundering Compliance Officer, as well as additional compliance support personnel.  Pursuant to the Ultimus Services Agreement, the Fund pays Ultimus a bundled fee for administration, fund accounting and transfer agency services and a separate fee for supplying the Fund’s Chief Compliance Officer and related compliance services. The Fund also reimburses Ultimus for certain out-of-pocket expenses incurred on the Fund’s behalf. The fees are accrued and paid monthly by the Fund based on the net assets for the prior month.

Distributor

The Fund offers Units at an offering price equal to their then current NAV. The Fund’s Units are distributed by the Distributor, Three Canal Plaza, Suite 100, Portland, Maine 04101, at NAV.  The Distributor serves on a best efforts basis, subject to various conditions.  The Distributor is not required to buy any Units and does not intend to make a market in the Units.  There is no sales charge for purchases of Units.

Units are offered for sale through financial intermediaries that have entered into selling agreements with the Distributor or directly by the Fund.  The Distributor may enter into related selling group agreements with various broker-dealers to assist in the distribution of Units.  Units are available to investors investing through broker-dealers or other financial intermediaries where such broker-dealer or financial intermediary has agreed to provide certain administrative services. The Adviser has agreed to pay the Distributor for certain services.  The total amount of compensation to be paid to the Distributor by the Adviser, including the reimbursement of out-of-pocket expenses, shall not exceed 2.5% of the total gross offering proceeds of the Fund.

Under the Fund’s Distribution Agreement with the Distributor, the Fund agrees to indemnify the Distributor and its control persons against certain liabilities including those that may arise under the 1933 Act and the 1940 Act as a result of:  (i) the Distributor serving as distributor of the Fund pursuant to the agreement; (ii) the Fund’s breach of any of its obligations, representations, warranties or covenants contained in the agreement; (iii) the Fund’s failure to comply with any applicable securities laws or regulations; or (iv) untrue statements of material fact or the omissions of material facts required to make statement not misleading in Fund offering materials, sales materials and shareholder reports.

Custodian

Union Bank, N.A. is the custodian of the Fund. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities and other investments bought and sold by the Fund.  The Custodian’s principal place of business is at 350 California Street, 6th Floor, San Francisco, California 94104.

NET ASSET VALUE

The Fund will compute its NAV as of the last Business Day of each month and on such days as the Board may determine, typically no later than 45 Business Days after the last day of that month. In determining its NAV, the Fund will value its investments as of such month-end. The NAV of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses.  It is expected that the assets of the Fund will consist primarily of the Fund’s interest in the Underlying Funds, the Beta Exposure and the Buffer Account.  The NAV per Unit of the Fund will equal the NAV of the Fund divided by the number of outstanding Units. The Board has approved procedures pursuant to which the Fund’s Valuation Committee will value the Fund’s investments in Underlying Funds at fair value. As a general matter, the fair value of the Fund's interest in an Underlying Fund will represent the amount that the Fund could reasonably expect to receive from an Underlying Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Underlying Fund in accordance with the Underlying Fund's valuation policies and reported at the time that the Valuation Committee values the Underlying Fund. In the unlikely event that an Underlying Fund does not report a month-end value to the Fund on a timely basis, the Valuation Committee will determine the fair value of such Underlying Fund based on the most recent value reported by the Underlying Fund, as well any other relevant information available at the time that the committee considers the Underlying Fund’s valuation. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the date the Valuation Committee values an Underlying Fund.

Prior to investing in any Underlying Fund, the Adviser or the Sub-Adviser will conduct a due diligence review of the valuation methodology utilized by the Underlying Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser or the Sub-Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board state that the Fund’s Valuation Committee will consider valuations of the Fund’s interest in an Underlying Fund provided by that fund as well as other relevant information available at the time of valuation to determine the fair value of the Underlying Fund, neither the Valuation Committee nor any agent of the Fund will be able to confirm independently the accuracy of valuations provided by the Underlying Funds (which are unaudited except for valuations provided as of the Underlying Fund’s fiscal year end).

The Valuation Committee may conclude in certain circumstances that the information provided by an Underlying Fund does not represent the fair value of the Fund's interests in the Underlying Fund. Although redemptions of interests in Underlying Funds are subject to advance notice requirements, Underlying Funds will typically make available NAV information to holders which will represent the price at which, even in the absence of redemption activity, the Underlying Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Underlying Fund's governing documents, it would be necessary to effect a mandatory redemption. Following valuation procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Underlying Fund, the Fund will consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Underlying Fund. In other cases, as when an Underlying Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Underlying Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Underlying Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by each Underlying Fund, upon which the Fund calculates its month-end NAV and NAV per Unit, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end NAV calculations of each Underlying Fund are audited by those funds' independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the NAV of the Fund, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by Unitholders who had their Units repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations adversely affect the Fund's NAV, the outstanding Units will be adversely affected by prior repurchases to the benefit of Unitholders who had their Units repurchased at a NAV per Unit higher than the adjusted amount.

Conversely, any increases in the NAV per Unit resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Units and to the detriment of Unitholders who previously had their Units repurchased at a NAV per Unit lower than the adjusted amount. The same principles apply to the purchase of Units. New Unitholders may be affected in a similar way.

The valuation procedures approved by the Board provide that, where deemed appropriate by the Valuation Committee and consistent with the 1940 Act, investments in Underlying Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund's investment will be valued in a manner that the Valuation Committee, in accordance with the valuation procedures approved by the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Valuation Committee are fair to the Fund and consistent with applicable regulatory guidelines.

To the extent the Adviser or a Sub-Adviser invest the assets of the Fund in securities or other instruments that are not investments in Underlying Funds, the Fund will generally value such assets as described below. Securities traded on one or more securities exchanges and not subject to restrictions against resale in the market are generally valued at the last quoted sales price on the primary exchange on which the securities are traded.  Securities not traded on any securities exchange for which over-the-counter market quotations are readily available shall be valued at the mean of the last bid and asked prices.  Redeemable securities issued by a registered open-end investment company will be valued at the investment company's NAV per share. Debt securities may also be valued based on broker/dealer supplied quotations or pursuant to matrix pricing provided by a Board approved pricing service.  Matrix pricing is a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity.  Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost. If market quotations are not readily available or deemed to be unreliable by the Adviser or a Sub-Adviser, securities and other assets will be valued at fair value by the Valuation Committee as determined in good faith in accordance with procedures approved by the Board.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser, the Sub-Advisers and/or the Board will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close.  On occasion, the values of securities and exchange rates may be affected by events occurring between the time that the determination of such values or exchange rates are made and the time that the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Expenses of the Fund, including the Adviser's management fee and the costs of any borrowings, are accrued on a monthly basis on the day the NAV is calculated and taken into account for the purpose of determining the NAV.  Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Valuation Committee, the Adviser, a Sub-Adviser or an Underlying Funds Manager should prove incorrect. Also, an Underlying Fund Manager will only provide determinations of the NAV of an Underlying Fund on a monthly basis, and therefore it will not be possible to determine the NAV of the Fund more frequently.

CERTAIN TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in Units.  This summary does not purport to be a complete description of the income tax considerations applicable to such an investment.  For example, the following does not describe tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of Unitholders subject to special treatment under U.S. federal income tax laws, including Unitholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions.  This summary assumes that Unitholders hold Units as capital assets (generally, property held for investment).  The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion.  The Fund has neither sought nor will seek any ruling from the Internal Revenue Service (“IRS”) regarding this offering.  This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local income tax.  It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

A “U.S. Unitholder” is a beneficial owner of Units that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the U.S.;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia;
•
a trust, if a court within the U.S. has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Unitholder” is a beneficial owner of Units that is not a U.S. Unitholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Units, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.  A prospective Unitholder that is a partnership holding Units or a partner of such a partnership should consult its tax advisers with respect to the purchase, ownership and disposition of Units.

Tax matters are very complicated and the tax consequences to an investor of an investment in Units will depend on the facts of its particular situation. Unitholders are encouraged to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code.  As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to Unitholders as dividends.  To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to Unitholders, for each taxable year, an amount equal to at least 90% of the Fund’s “investment company taxable income,” which is generally its ordinary income plus the excess of realized net short-term capital gain over realized net long-term capital loss, reduced by deductible expenses, which is referred to as the “Annual Distribution Requirement.”

Taxation as a RIC

If the Fund:

•	qualifies as a RIC; and
•	satisfies the Annual Distribution Requirement;

then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, realized net long-term capital gain in excess of realized net short-term capital loss) distributed to Unitholders.  The Fund will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to Unitholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of: (1) 98% of the Fund’s ordinary income for each calendar year: (2) 98.2% of the Fund’s capital gain net income for the one-year period generally ending October 31 in that calendar year: and (3) any income realized, but not distributed, in preceding years, which is referred to as the “Excise Tax Avoidance Requirement.”  The Fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•
derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income (including but not limited to, gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or currencies, which the Fund refers to as the “90% Income Test;” and

•	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

-
at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer; and

-
no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, the securities of two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships which the Fund refers to as the “Diversification Tests.”

To facilitate compliance with the RIC tax requirements, the Fund intends to invest substantially all of the Alpha Engine in “passive foreign investment companies” or “PFICs.”  A PFIC is an offshore investment fund that is treated as a corporation for U.S. tax purposes.  Investments in PFICs may involve costs, including withholding taxes, that the Fund would not incur if it invested in U.S. domestic investment funds.  Also, legislation enacted on March 18, 2010, commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA,” generally will require a PFIC to register with the IRS by June 30, 2014 and agree to identify certain of its direct and indirect U.S. account holders in order to avoid a U.S. withholding tax of 30% on certain payments (including payments of gross proceeds) made with respect to actual and deemed U.S. investments.

The Fund may also be required to recognize taxable income from PFIC investments in circumstances in which the Fund does not receive cash. Specifically, the Fund intends to elect to mark-to-market at the end of each taxable year its interests in Underlying Funds that are classified as PFICs for U.S. federal income tax purposes. The Fund expects that all or substantially all of the Underlying Funds will be treated as PFICs for which it intends to make a mark-to-market election. As a result, with respect to its investments in PFICs, at the end of each taxable year the Fund will recognize as ordinary income any increase in the value of such interests, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Because any mark-to-market income will be included in investment company taxable income for each taxable year, the Fund may be required to make a distribution to Unitholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.

If the Fund borrows money, the Fund may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on the Fund’s payment of dividends may prevent the Fund from meeting the Annual Distribution Requirement, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC, or subject the Fund to the 4% excise tax.

The Fund is permitted under the 1940 Act (and is expected) to borrow funds and to sell assets in order to satisfy distribution requirements. However the Fund, under the 1940 Act, is not permitted to make distributions to Unitholders while its debt obligations and senior securities are outstanding unless certain asset coverage tests are met. Moreover, the Fund’s ability to dispose of assets to meet the distribution requirements may be limited by: (1) the illiquid nature of its portfolio: and (2) other requirements relating to the Fund’s status as a RIC, including the Diversification Tests.

If the Fund disposes of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If the Fund fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the Fund will be subject to tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to Unitholders. In that case, all of the Fund’s income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to Unitholders. In contrast, assuming the Fund qualifies as a RIC, its corporate-level U.S. federal income tax should be substantially reduced or eliminated.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Unitholders

Distributions by the Fund generally are taxable to U.S. Unitholders as ordinary income or long-term capital gain. Distributions of the Fund’s “investment company taxable income” (which is, generally, ordinary income plus realized net short-term capital gain in excess of realized net long-term capital loss, reduced by deductible expenses) will be taxable as ordinary income to U.S. Unitholders to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional Units. Distributions will not be eligible for the dividends received deduction allowed to corporate Unitholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions of the Fund’s net capital gain (which is generally the Fund’s realized net long-term capital gain in excess of realized net short-term capital loss) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Unitholder as long-term capital gains, currently subject to reduced rates of U.S. federal income tax in the case of non-corporate U.S. Unitholders, regardless of the U.S. Unitholder’s holding period for its Units and regardless of whether paid in cash or reinvested in additional Units. However, due to the Fund’s principal investment strategy focusing on investments in PFICs, most of the Fund’s income is expected to be ordinary income, and therefore most distributions are not expected to be designated as “capital gain dividends” eligible for the reduced rate of tax. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Unitholder’s adjusted tax basis in such Unitholder’s Units and, after the adjusted basis is reduced to zero, will constitute capital gain from the sale of Units to such U.S. Unitholder.

Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8% “Medicare tax” imposed for taxable years beginning after 2012.  The tax applies to individuals who have net investment income and adjusted gross income in excess of certain thresholds, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals; the tax also applies to trusts and estates that have undistributed net investment income and adjusted gross income that would be subject to the maximum income tax rate for an estate or trust.

For purposes of determining whether the Annual Distribution Requirement is satisfied for any year and the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Unitholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Unitholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. Unitholders on December 31 of the year in which the dividend was declared. Unitholders who receive distributions in the form of Units will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions. Dividends and other taxable distributions are taxable to Unitholders even though they are reinvested in additional Units.

Pursuant to the Fund’s “opt out” dividend reinvestment plan, when the Fund declares a dividend, each Unitholder that has not made a Distribution Election will automatically have their dividends reinvested in additional Units. To the extent Unitholders make a Distribution Election, the Fund may pay any or all such dividends in a combination of cash and Units. Depending on the circumstances of the Unitholder, the tax on the distribution may exceed the amount of the distribution received in cash, if any, in which case such Unitholder would have to pay the tax using cash from other sources. A Unitholder that receives Units pursuant to a distribution generally has a tax basis in such Units equal to the amount of cash that would have been received instead of Units as described above, and a holding period in such Units that begins on the Business Day following the payment date for the distribution.

A U.S. Unitholder generally will recognize taxable gain or loss if the U.S. Unitholder sells or otherwise disposes of its Units. Such Unitholder’s gain or loss is generally calculated by subtracting from the gross proceeds the cost basis of its Units sold or otherwise disposed of. Upon such disposition of such Unitholder’s Units, the Fund will report the gross proceeds and cost basis to such Unitholder and the IRS. For each disposition, the cost basis will be calculated using the Fund’s default method of first-in, first-out, unless such Unitholder instructs the Fund in writing to use a different calculation method permitted by the IRS, including average cost or specific Unit lot identification. The cost basis method elected by the Unitholder (or the cost basis method applied by default) for each disposition of Units may not be changed after the settlement date of each such disposition of Units. If a Unitholder holds its Units through a broker (or other nominee), such Unitholder should contact that broker (nominee) with respect to reporting of cost basis and available elections for its account. Unitholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Any gain arising from a sale or disposition generally will be treated as long-term capital gain or loss if the Unitholder has held its Units for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Units held for six (6) months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Units. In addition, all or a portion of any loss recognized upon a disposition of Units may be disallowed if other Units are purchased (whether through reinvestment of distributions or otherwise) within 30 calendar days before or after the disposition.

In general, non-corporate U.S. Unitholders currently are subject to reduced rates of U.S. federal income tax on their net capital gain (generally, the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Units). Such rate currently is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Unitholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate that also applies to ordinary income. Non-corporate U.S. Unitholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. Unitholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Unitholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each U.S. Unitholder, as promptly as possible after the end of each calendar year, but in no event later than the Fund’s distribution of Form 1099, a notice detailing, on a per Unit and per distribution basis, the amounts includible in such U.S. Unitholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Unitholder’s particular situation.

The Fund may be required to withhold U.S. federal income tax, or “backup withholding,” currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. Unitholder: (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such Unitholder is exempt from backup withholding: or (2) with respect to whom the IRS notifies the Fund that such Unitholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Unitholder’s U.S. federal income tax liability and may entitle such Unitholder to a refund; provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Unitholders

Whether an investment in Units is appropriate for a Non-U.S. Unitholder will depend upon that person’s particular circumstances. An investment in Units by a Non-U.S. Unitholder may have material and adverse tax consequences. Non-U.S. Unitholders should consult their tax advisers before investing in Units.

Distributions of the Fund’s “investment company taxable income” to Non-U.S. Unitholders, subject to the discussion below, will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Unitholder, and, if an income tax treaty applies, are attributable to a permanent establishment in the U.S. of the Non-U.S. Unitholder, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, the Fund will not be required to withhold federal tax if the Non-U.S. Unitholder complies with applicable certification and disclosure requirements. Special certification requirements apply to certain foreign entities, including foreign trusts and foreign partnerships, and Non-U.S. Unitholders are urged to consult their tax advisers in this regard.

Actual or deemed distributions by the Fund of capital gain dividends to a Non-U.S. Unitholder and gain realized by a Non-U.S. Unitholder upon the sale of Units will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax (a) unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Unitholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Unitholder in the U.S. or (b) the Non-U.S. Unitholder is an individual, has been present in the U.S. for 183 calendar days or more during the taxable year, and certain other conditions are satisfied.

If the Fund distributes its net capital gain, if any, in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. Unitholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. Unitholder’s allocable share of the tax the Fund pays on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. Unitholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Unitholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Unitholder, distributions (both actual and deemed), and gains realized upon the sale of the Fund’s common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty). Accordingly, investment in Units may not be appropriate for certain Non-U.S. Unitholders.

A Non-U.S. Unitholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Unitholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Unitholder or otherwise establishes an exemption from backup withholding.

FATCA will generally impose a U.S. withholding tax of 30% on payments to certain foreign entities of U.S.-source dividends and the gross proceeds from dispositions of shares that produces U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. To avoid withholding under these provisions, certain Non-U.S. Unitholders may need to enter into information-sharing agreements with the IRS in which they agree to identify and report information to the IRS each year on their U.S. accounts and withhold on “passthrough payments” to certain accountholders or owners who do not provide information or comply with the FATCA requirements. Non-U.S. Unitholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of Units. While these withholding tax provisions were to have been effective beginning in 2013, the U.S. Treasury Department and the IRS have indicated in a notice issued on October 24, 2012, of a phased-in implementation of these provisions, with withholding on income payments, other than gross proceeds, to begin on January 1, 2014, and withholding on withholdable payments in the form of gross proceeds to begin on January 1, 2017, and with withholding on certain “passthrough payments” to begin on January 1, 2017.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Units.

Failure to Qualify as a RIC

If the Fund were unable to qualify for treatment as a RIC, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate rates. The Fund would not be able to deduct distributions to Unitholders, nor would they be required to be made. Distributions would generally be taxable to non-corporate Unitholders as ordinary dividend income eligible for the reduced rates of U.S. federal income tax to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. Unitholders would be eligible for the dividends received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Unitholder’s tax basis, and any remaining distributions would be treated as a capital gain. If the Fund were to fail to meet the RIC requirements in its first taxable year or, with respect to later years, for more than two consecutive years, and then to seek to requalify as a RIC, the Fund would be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding ten year period.

CERTAIN ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to assets of an ERISA Plan, or a plan or other arrangement such as an IRA or Keogh plan subject to Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Fund.

ERISA imposes general and specific responsibilities on persons who are “fiduciaries” for purposes of ERISA with respect to an ERISA Plan, including the duty of prudence, the suitable allocation of assets within and across different asset classes, the avoidance of prohibited transactions and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, a fiduciary of an ERISA Plan must comply with rules adopted by the DOL, which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of an ERISA Plan must: (1) give appropriate consideration to, among other things, the role that the investment plays in the Plan’s portfolio, taking into account whether the investment is designed reasonably to further the Plan’s purposes; (2) examine the risk and return factors associated with the investment; (3) assess the portfolio’s composition  to determine whether the Plan’s assets are suitably allocated within and across different asset classes, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the Plan; (4) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the Plan’s funding objectives; and (5) consider limitations imposed by ERISA on the fiduciary’s ability to delegate fiduciary responsibilities to other parties.

Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL’s regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the Plan would be suitably allocated within and across different asset classes if the investment is made. If a fiduciary of an ERISA Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the Plan, the fiduciary may be held personally liable for losses incurred by the Plan as a result of the breach.

Regulations promulgated by the DOL provide that, because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of ERISA Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. As a result: (1) neither the managers of Sub-Funds, Underlying Fund Managers, the Adviser or the Sub-Advisers will be fiduciaries with respect to those Plans within the meaning of ERISA, such that these parties will not be subject to ERISA’s fiduciary standards described above in their activities; and (2) transactions involving the assets and investments of the Fund, the Alpha Engine, Buffer Account, and the Beta Exposure will not be subject to the provisions of ERISA or Section 4975 of the Code, which might otherwise constrain the management of these entities.

The Fund will require any Plan proposing to invest in the Fund to represent: that it, and any fiduciaries responsible for its investments, are aware of and understand the Fund’s investment objective, policies and strategies; and that the decision to invest Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective Plan investors may currently maintain relationships with the Adviser or the Sub-Advisers or with other entities that are affiliated with the Adviser or the Sub-Advisers. Each of the Adviser or the Sub-Adviser and their affiliates may be deemed to be a party in interest or disqualified person (as defined in ERISA and the Code, respectively) to and/or a fiduciary of any Plan to which it provides investment management, investment advisory or other services. ERISA and the Code prohibit Plan assets to be used for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Prior to a Plan’s investment in the Fund, each fiduciary of the Plan that is responsible for the Plan’s investments (each a “Fiduciary”) will be required to execute a subscription agreement on behalf of the Plan and to personally represent that:

(A) each Fiduciary is a “fiduciary” of such Plan within the meaning of Section 4975(e)(3) of the Code or other comparable non-ERISA laws and such person is authorized to execute the subscription agreement on behalf of the Plan; (B) each Fiduciary responsible for the Plan’s investments has executed the subscription agreement; (C) each Fiduciary is: (1) responsible for the decision to invest in the Fund; and (2) qualified to make such investment decision; (D) the decision to invest the Plan’s assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and other applicable laws; (E) the purchase of the Unit(s) by the Plan will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code; and (F) unless otherwise indicated in writing to the Fund, the Plan is not a participant-directed defined contribution plan.

The provisions of ERISA and Section 4975 of the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion contained in this prospectus, is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

DISTRIBUTIONS

The Fund intends to make an Annual Distribution to each Unitholder as of the last Business Day of each calendar year. Annual Distributions will be made pro rata based on the number of Units held by such Unitholder and will be net of Fund expenses. For U.S. federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each calendar year. All net realized capital gains, if any, are distributed at least annually to holders of Units. Unless a Unitholder elects to receive an Annual Distribution in the form of cash, all Annual Distributions are reinvested in full and fractional Units at the NAV per Unit next determined on the payable date of such Annual Distributions. A Unitholder may elect to receive an Annual Distribution in the form of cash by submitting a written request to the Fund no later than 90 days prior to the payable date of such Annual Distribution. Any such cash payment will be made by check, ACH or wire as soon as practicable after the last calendar day of the calendar year in which the Annual Distribution is declared. The Fund is not responsible for any failure of a payment to reach a Unitholder. The automatic reinvestment of Annual Distributions does not relieve Unitholders of any U.S. federal income tax that may be payable (or required to be withheld) on such Annual Distributions. See “Certain Tax Considerations” above.

THE OFFERING

The Fund is a continuously offered, non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on August 3, 2011 and renamed the FSI Low Beta Absolute Return Fund on September 13, 2012.  The Fund’s Declaration of Trust provides that each Unitholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of the Trustees or by a vote of the Unitholders (i) if the approval of such amendment by the Unitholders is required by law; (ii) if the amendment is submitted to the Unitholders for approval by the Trustees; or (iii) in certain limited circumstances set forth in the Declaration of Trust.

The Units are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund’s knowledge, is there, or is there expected to be, any secondary trading market in the Units.

Subscription Terms

Units are available for purchase directly from the Fund or through broker-dealers that have entered into selling agreements with the Distributor.

Units will be sold at the then-current NAV per Unit as of the first Business Day of each calendar month, except that Units may be offered more or less frequently as determined by the Board in its sole discretion.

The Board may discontinue accepting subscriptions at any time. All subscriptions are subject to the receipt of cleared funds prior to the applicable subscription date in the full amount of the subscription. Although the Fund may accept, in its sole discretion, a subscription prior to receipt of cleared funds, a prospective Unitholder may not become a Unitholder until cleared funds have been received, and the prospective Unitholder is not entitled to interest or performance returns until accepted as a Unitholder. The Fund must receive a completed subscription agreement and other subscription documents, as well as payment for Units, at least five (5) business days before the applicable subscription date. The Fund reserves the right to reject any subscription for Units and the Adviser may, in its sole discretion, suspend subscriptions for Units at any time and from time to time.

Investment Minimums

The minimum initial investment in the Fund from each Unitholder is $50,000 and the minimum additional investment in the Fund is $5,000. The Fund may reduce the minimum initial investment amount with respect to individual investors or classes of investors (for example, with respect to certain key employees, officers or directors of the Fund, the Adviser or their affiliates).  The Fund may accept investments for a lesser amount under certain circumstances, including where a Unitholder has significant assets under the management of the Adviser or an affiliate, in the case of regular follow-on investments, and other special circumstances that may arise (with no specified minimum). There are no initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase Units through investment programs such as employee benefit plans.

Initial and Additional Investments

Except as otherwise permitted by the Fund, initial and any additional investments in the Fund by any Unitholder must be made by check or wire transfer.  All checks must be payable in U.S. dollars and drawn on U.S. financial institutions.  The Fund does not accept purchases made by cash or cash equivalents (for instance, you may not pay by credit card check, money order, cashier's check, bank draft or traveler's check), starter check, or checks with more than one endorsement (unless the check is payable to one account holder and endorsed to the Fund). All investments must be transmitted in the manner that is specified in the subscription documents of the Fund. Initial and any additional investments in the Fund will be payable in one installment. Although the Fund may, in its discretion, accept securities as payment for Units, the Fund does not currently intend to accept securities as payment for Units. If the Fund chooses to accept securities, the securities would be valued in the same manner as the Fund values its other assets.

Each potential Unitholder must represent and warrant in a subscription agreement, among other things, that the Unitholder is an Eligible Investor and should consult with his, her, or its own attorney, accountant or investment adviser with respect to the terms of the subscription agreement.

The form of Subscription Booklet can be found in Appendix A.

Investor Eligibility

Each investor will be required to represent that he, she or it is acquiring Units directly or indirectly for the account of an Eligible Investor, which includes persons who meet one of the following tests:

•
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

•
Any natural person who has a net worth or joint net worth with that person’s spouse, at the time of purchase that exceeds $1,000,000 (excluding from the calculation of net worth the value of such investor's primary residence and any indebtedness that is secured by the investor's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Units except that if the amount of such indebtedness outstanding at the time of the sale of Units exceeds the amount outstanding 60 days before such time other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability, and including any indebtedness that is secured by the investor's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Units);

•
Any employee benefit plan within the meaning of ERISA, and: (i) the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser; or (ii) the employee benefit plan has total assets in excess of $5,000,000; or (iii) if a self-directed plan, the investment decisions are made solely by persons that qualify under any other eligibility category set forth herein;

•
A trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of investing in the Fund and (iii) of which the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

•
A natural person or entity having an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account;

•	A Trustee or executive officer of the Fund;

•
An entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in the Fund and that is one of the following: (i) a corporation; (ii) a partnership; (iii) a limited liability company; (iv) an organization described in Section 501(c)(3) of the Code; or (v) a Delaware or similar statutory trust;

•
An entity licensed, or subject to supervision, by U.S. federal or state examining authorities as a “bank,” or “savings and loan association,” (within the meaning of Regulation D under the 1933 Act) or an account for which a bank or savings and loan association is subscribing in a fiduciary capacity;

•	A broker or dealer registered with the SEC under the 1934 Act;

•	An investment company registered under the 1940 Act;

•	An entity that has elected to be treated or qualifies as a “business development company” within the meaning of Section 2(a)(48) of the 1940 Act or Section 202(a)(22) of the Advisers Act;

•	An insurance company as defined in Section 2(a)(13) of the 1933 Act;

•
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000;

•	Any private business development company as defined in section 202(a)(22) of the Advisers Act;

•	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; or

•	An entity in which all of the equity owners meet one or more of the qualifications set forth above.

After an initial purchase, existing Unitholders subscribing for additional Units will be required to verify their status as Eligible Investors at the time of each additional subscription. The qualifications required to invest in the Fund will appear in the subscription agreement that must be completed by each prospective Unitholder.

USE OF PROCEEDS

The proceeds from each sale of Units, net of the Fund’s fees and expenses, are invested in accordance with the investment objective and policies of the Fund.  The Fund expects such proceeds to be fully invested within three months of receipt.  The investment of such proceeds may be delayed if suitable investments are unavailable at the time or for other reasons. As a result, the proceeds may be invested in cash, cash equivalents, high-quality debt instruments or other securities pending their investment in Underlying Funds or Beta Exposure. Such other investments may be less advantageous and, as a result, the Fund may not achieve its investment objective with respect to those assets.

REPURCHASES AND TRANSFERS OF UNITS

No Right of Redemption

There is no public market for Units and none is expected to develop. Units are generally not freely transferable and liquidity will normally be provided only through limited repurchase offers that may be made from time to time by the Fund.  No Unitholder will have the right to require the Fund to redeem the Units or portion thereof.  An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Units.

Repurchases of Units

Units repurchased less than one year following the date of their will be subject to an early repurchase charge of 2.00% (of repurchase proceeds) paid to the Fund.

Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion and generally will be offers to repurchase an aggregate specified dollar amount of outstanding Units or a specific number of Units.  Any such offer will be made only on terms that the Board determines to be fair to the Fund and to all Unitholders or persons holding Units acquired from Unitholders.  When the Board determines that the Fund will repurchase Units or portions thereof, notice will be provided to each Unitholder describing the terms thereof, and containing information Unitholders should consider in deciding whether and how to participate in such repurchase opportunity.  The Board convenes quarterly to consider whether or not to authorize a tender offer.  The Board expects that tender offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a valuation date as of  March 31, June 30, September 30 or December 31 (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter). As of the date of this Prospectus, the Board has not authorized a repurchase offer.

The Board will consider the following factors, among others, in making its determination:

•	the recommendation of any investment adviser;

•	whether any Unitholders have requested to tender Units or portions thereof to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from investments);

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Units or portions thereof;

•	the availability of information as to the value of the Fund’s assets;

•	the economic condition of the securities markets and the economy generally as well as political, national or international developments or current affairs; and

•	the anticipated tax consequences to the Fund of any proposed repurchases of Units or portions thereof.

Units will be repurchased at their NAV.  Due to liquidity constraints associated with the Fund’s investments in an Underlying Fund and an Underlying Fund’s investments in Sub-Funds, it is presently expected that, under the procedures applicable to the repurchase of Units, Units will be valued for purposes of determining their repurchase price as of a quarter end (“Valuation Date”).  The Fund’s assets consist primarily of interests in the Underlying Funds and the Beta Exposure. Generally, in order to finance the repurchase of Units pursuant to the repurchase offers, the Fund will liquidate all or a portion of its interest in an Underlying Fund and adjust the Beta Exposure. Because interests in an Underlying Fund are generally not transferable, the Fund may withdraw a portion of its interest in an Underlying Fund only pursuant to the redemption terms of that Underlying Fund which may include a redemption gate. The Fund may decide not to make a repurchase offer larger than the sum of the amount available for redemption from the Underlying Funds in which it holds an interest.  The Fund may also borrow money in order to finance the repurchase of Units.

In order to permit the Fund to finance the repurchase of Units through a liquidation of all or a portion of its interest in an Underlying Fund, the Repurchase Offer will terminate, and the Unitholders must tender the Units they wish to sell in the repurchase offer, at least 90 days prior to the Valuation Date (“Repurchase Offer Acceptance Deadline”). If the Fund borrows money to finance a repurchase of Units, the Repurchase Offer Acceptance Deadline may be less than 90 days prior to the Valuation Date.  The Repurchase Acceptance Deadline will be specified in the notice describing the terms of the applicable repurchase offer.  A repurchase offer shall terminate on the designated Repurchase Offer Acceptance Deadline and any tender of Units received from a Unitholder after that date shall be void.

Unitholders who tender Units in a repurchase offer may not have all of the tendered Units repurchased by the Fund.  If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that a Unitholder requests to be repurchased. If a repurchase offer is oversubscribed, the Fund generally will repurchase only a pro rata portion of the amount tendered by each Unitholder. If all of a Unitholder’s Units are repurchased, that Unitholder will cease to be a Unitholder.

Promptly after the Repurchase Offer Acceptance Deadline, each Unitholder whose Units have been accepted for purchase by the Fund in a repurchase offer shall receive cash, or a non-interest bearing, non-transferable promissory note issued by the Fund entitling such Unitholder to be paid, in an amount equal to 100% of the unaudited NAV of such Unitholder’s repurchased Units, determined as of the Valuation Date.  The promissory note, and not cash, will be the only consideration paid promptly after the Valuation Date in connection with repurchase offers structured such that the Repurchase Offer Acceptance Deadline is at least 90 days prior to the Valuation Date. The promissory note will entitle the Unitholder to be paid within 90 calendar days after the Valuation Date, or if the Fund has requested withdrawal of its capital from any Underlying Funds to fund the repurchase of Units, ten (10) Fund Business Days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from the Underlying Funds, whichever is later.

All repurchases of Units will be subject to any and all conditions as the Board may impose in its sole discretion.

Unitholders will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding the value of Units as of a date proximate to the Valuation Date.  In addition, there will be a substantial period of time between the date that Unitholders must tender Units and the date they can expect to receive payment for their Units from the Fund.

The maximum number of Units that will be repurchased by the Fund during any repurchase offer generally is not expected to have a value that exceeds 25% of the Fund’s aggregate NAV on the applicable Valuation Date.

As set forth above, when Units are repurchased by the Fund, Unitholders will generally receive cash distributions equal to the value of the Units repurchased. However, at the sole discretion of the Board, the proceeds of repurchases of Units may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind. The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for Units that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Unitholders not tendering Units for repurchase.  Such investments so distributed may consist of illiquid securities held directly by the Fund, interests in Underlying Funds or portfolio securities held by Underlying Funds that were distributed to the Fund in-kind.  Such investments will not be readily marketable or saleable and may have to be held by such holders for an indefinite period of time.  As a result, an investment in the Fund is suitable only for sophisticated investors.  Any such in-kind distributions will not materially prejudice the interests of remaining Unitholders.  See “Principal Risks” above.”  Repurchases will be effective after receipt of all eligible written tenders of Units from Unitholders and acceptance by the Fund.

Because the Fund expects to determine its NAV as of the last Business Day of each month, typically no later than 45 Business Days after the last day of that month. Unitholders may not be able to obtain current information regarding the value of Units when making their decision as to whether to tender Units for repurchase.

The repurchase of a Unitholder’s Units by the Fund will generally be a taxable event for the Unitholder.  Gain or loss will be equal to the difference between the amount received by the Unitholder and the Unitholder’s tax basis in the Units.

The Fund believes that repurchase offers generally will be beneficial to the Fund’s Unitholders, and typically will be funded from available cash or sales of portfolio securities.  However, payment for repurchased Units may require the Fund to liquidate portfolio holdings earlier than the Adviser or a Sub-Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover.  The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Units.  If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Unitholders who do not tender their Units in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income.  To the extent the Fund finances repurchase proceeds by selling Fund investments, the Fund may hold a larger proportion of its total assets in less liquid securities.  Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.  Repurchase of the Fund’s Units will tend to reduce the amount of outstanding Units and, depending upon the Fund’s investment performance, its net assets.  A reduction in the Fund’s net assets will tend to increase the Fund’s expense ratio.

Prior to the Repurchase Offer Acceptance Deadline, the Fund may cancel an offer to repurchase Units, amend the offer or postpone the acceptance of tenders made pursuant to the offer if: (i) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to purchase Units tendered pursuant to the offer; (ii) there is, in the judgment of the Board any: (a) legal action or proceeding instituted or threatened challenging the offer or otherwise materially adversely affecting the Fund; (b) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the U.S. that is material to the Fund; (c) limitation imposed by federal or state authorities on the extension of credit by lending institutions; (d) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment; (e) commencement of war, significant increase in armed hostilities or other international or national calamity directly or indirectly involving the U.S. that is material to the Fund; (f) material change in the NAV of the Fund from the NAV of the Fund as of commencement of the offer; or (g) other event or condition that would have a material adverse effect on the Fund or its investors if Units tendered pursuant to the offer were purchased; or (iii) the Board determines that it is not in the best interest of the Fund to purchase Units pursuant to the offer. However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the offer or to postpone acceptance of tenders pursuant to the offer.

The Board may impose other conditions on repurchases of Units.  Repurchases of Units by the Fund are subject to SEC rules governing issuer self-repurchase offers and will be made only in accordance with these rules.  The Fund believes that the repurchase procedures described above comply with these requirements.  However, if modification of the Fund’s repurchase procedures is deemed necessary to comply with regulatory requirements, the Board will adopt revised procedures designed to provide Unitholders substantially the same liquidity for Units as would be available under the procedures described above.

Mandatory Repurchase by the Fund

The Declaration of Trust of the Fund provides that the Fund may repurchase Units of a Unitholder or any person acquiring Units from or through a Unitholder if:

•
the Units have been transferred in violation of the Declaration of Trust, or the Units have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Unitholder;

•
ownership of the Units by a Unitholder or other person is likely to cause the Fund to be in violation of, or require registration of any Units under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

•
continued ownership of the Units may be harmful or injurious to the business or reputation of the Fund, the Board, the Adviser, a Sub-Adviser or any of their affiliated persons, or may subject the Fund or any of the Unitholders to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a Unitholder or other person in connection with the acquisition of the Units was not true when made or has ceased to be true;

•
with respect to a Unitholder subject to special regulatory or compliance requirements, such as those imposed by ERISA, the Bank Holding Company Act or certain Federal Communication Commission regulations, the Fund will likely be subject to additional regulatory or compliance requirements by virtue of such Unitholder continuing to hold Units;

•	a Unitholder owns less than 100 Units; or

•	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase the Units.

Transfer Restrictions

The Units are subject to substantial restrictions on transferability.

Any Units held by a Unitholder may be transferred only: (1) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the Unitholder: or (2) under certain limited instances set out in the Declaration of Trust, with the consent of the Board (which may be withheld in the Board’s sole and absolute discretion).  If a Unitholder transfers Units with the approval of the Board, the Board will promptly take all necessary actions so that each transferee or successor to whom or to which the Units are transferred is admitted to the Fund as a Unitholder.

No transfer will be permitted unless the Fund consults with its counsel and counsel confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. Notwithstanding a finding that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally may not consent to a transfer of a Unit (or portion of a Unit) unless the following conditions are met: (1) the transferring Unitholder has been a Unitholder for at least six months; (2) the proposed transfer is to be made on the Valuation Date of an offer by the Fund to repurchase the Unit (or portion of the Unit); and (3) the transfer is one in which the tax basis of the Unit in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Unitholder (i.e., certain transfers to affiliates). Notice to the Fund of any proposed transfer of Units must include evidence satisfactory to the Board that the proposed transferee is an Eligible Investor.

A Unitholder that transfers Units may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

By purchasing a Unit, each Unitholder has agreed to indemnify and hold harmless the Fund, the Board, the Adviser, each Sub-Adviser, each other Unitholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Unitholder in violation of the Declaration of Trust, these provisions or any misrepresentation made by such Unitholder in connection with any such transfer.

OTHER INFORMATION

Distributions, Voting and Liquidation Rights

Each Unit of beneficial interest of the Fund has one vote and Units participate equally with other Units in distributions when and if declared by the Fund and in the Fund’s net assets upon liquidation. All Units, when issued, are fully paid and are non-assessable by the Fund. There are no preemptive or conversion rights applicable to the Units.  Units do not have cumulative voting rights and, as such, holders of more than 50% of the Units voting for Trustees can elect all Trustees and the remaining Unitholders would not be able to elect any Trustees. The Fund does not intend to hold annual meetings of Unitholders.

Control Persons

As of March 31, 2014, The Helmerich Foundation owned approximately 52.88% of the Fund's Units and Vernon Investment Fund LLC owned approximately 28.91% of the Fund's Units:

Outstanding Securities

As of February 28, 2014, the Fund had the following units outstanding.

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under
Units of Fund	1,000,000	0	358,551.801

APPENDIX A - FORM OF SUBSCRIPTION BOOKLET

SUBSCRIPTION DOCUMENTS

for

Units of

FSI LOW BETA ABSOLUTE RETURN FUND

(a Delaware statutory trust)

PLEASE CAREFULLY REVIEW AND FOLLOW THE INSTRUCTIONS IMMEDIATELY BEHIND THIS COVER PAGE.

INCOMPLETE AGREEMENTS AND QUESTIONNAIRES
WILL BE RETURNED TO SUBSCRIBERS FOR COMPLETION.

SUBSCRIPTION INSTRUCTIONS

1.
Please read and complete the attached Subscription Agreement.  It contains certain statements and certain representations required to be made by each subscriber.  Please complete, date and sign the signature page of the Subscription Agreement.  This Subscription Agreement must be received by Ultimus Fund Solutions, LLC, the Fund’s Administrator, at least five (5) Business Days (as defined below) prior to the date on which the subscription is to take effect.  The subscription monies payable in cleared funds must be received by the Fund prior to the applicable subscription date.  The term “Business Day” refers to any day that the New York Stock Exchange is open for business.  All references to Business Day shall be based on the time in New York City.

2.
Please complete the attached Investor Questionnaire.  The information is intended to establish, among other things, (i) whether you satisfy the eligibility qualifications required by the Fund, and (ii) that there is compliance with the Investment Company Act of 1940, as amended.  Please complete, date and sign the signature page of the Investor Questionnaire.

3.
Please review the Agreement and Declaration of Trust (“Trust Agreement”).  The Fund recommends that each subscriber read the Fund’s Trust Agreement in its entirety prior to making an investment in the Fund.  A subscriber can obtain a copy of the Trust Agreement by contacting the Fund’s Administrator at the number set forth in item 6 below.

4.	Return completed documents. Please return the executed Subscription Agreement and Investor Questionnaire in the enclosed self-addressed envelope to the Fund’s Administrator as follows:

Regular Mail:	Overnight Delivery:

FSI Low Beta Absolute Return Fund	FSI Low Beta Absolute Return Fund
PO Box 46707	c/o Ultimus Fund Solutions, LLC
Cincinnati, OH 45246	225 Pictoria Dr, Suite 450
Cincinnati, OH 45246

5.
Wiring instructions.  If you are wiring funds, please call the Fund at 1-877-379-7380 for wire instructions. The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion. Please have your bank identify on the wire transfer the name of the prospective investor. We recommend that your bank charge its wiring fees separately so that the entire amount you have elected to invest may be invested in the Fund.

6.	Questions. Questions concerning the completion of the Subscription Agreement or Investor Questionnaire should be directed to 1-877-379-7380.

ALL INFORMATION SHOULD BE TYPED OR PRINTED IN INK.
ALL CORRECTIONS MUST BE INITIALED.

PLEASE NOTIFY THE FUND IMMEDIATELY IF THE INFORMATION YOU SUPPLY BECOMES INACCURATE AT ANY TIME.

FSI Low Beta Absolute Return Fund

(a Delaware statutory trust)

UNITS WILL BE SOLD ONLY TO INVESTORS WHO MEET CERTAIN MINIMUM SUITABILITY QUALIFICATIONS DESCRIBED HEREIN.

UNITS OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES AUTHORITY OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY OF THE FOREGOING PASSED UPON OR ENDORSED THE MERITS OF THIS DOCUMENT OR THE OFFERING.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TRANSFER OF THE SECURITIES IS FURTHER RESTRICTED BY THE TERMS OF THE TRUST AGREEMENT.

FSI Low Beta Absolute Return Fund

NOTICE TO PROSPECTIVE INVESTORS
REGARDING COMPLIANCE WITH
ANTI-MONEY LAUNDERING REGULATIONS

To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you:  When you open an account, we will ask for your name, address, date of birth, social security number and other information or documents that will allow us to identify you. This information will be subject to verification.

By signing and submitting this Subscription Agreement, you give the FSI Low Beta Absolute Return Fund (the “Fund”) and its agents permission to collect information about you from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies, which will be used to help verify your identity.

If you do not provide the information, we may not be able to open your account.  If we open your account but are unable to verify your identity, we reserve the right to take such other steps as we deem reasonable, including closing your account and redeeming your investment at the net asset value next calculated after the Fund decides to close your account.

FSI Low Beta Absolute Return Fund

(a Delaware statutory trust)

SUBSCRIPTION AGREEMENT

FSI Low Beta Absolute Return Fund
c/o Ultimus Fund Solutions, LLC
225 Pictoria Dr, Suite 450,
Cincinnati, OH 45246
Telephone: 1-877-379-7380
Facsimile: 1-513-587-3438

Ladies and Gentlemen:

The undersigned wishes to invest in FSI Low Beta Absolute Return Fund, a Delaware statutory trust (“Fund”), upon the terms and conditions contained in the Fund’s Prospectus dated [DATE], as the same may be amended or supplemented (the “Prospectus”).

1.	Subscription.

(a)           Subject to the terms and conditions of this Subscription Agreement (“Agreement”), the undersigned hereby tenders a subscription (by check or by wire transfer) in the amount set forth on the signature page hereto (“Subscription”) for units in the Fund (“Units”).  All checks must be payable in U.S. dollars and drawn on U.S. financial institutions.  The Fund does not accept purchases made by cash or cash equivalents (for instance, you may not pay by credit card check, money order, cashier's check, bank draft or traveler's check), starter check, or checks with more than one endorsement (unless the check is payable to one account holder and endorsed to the Fund).

(b)           The Subscription shall be payable in full upon execution of this Agreement.

(c)           The minimum initial investment amount is $50,000 and the minimum additional investment amount is $5,000, subject to the right of the Fund to accept investments of a lesser amount.  There is no initial investment minimum for accounts maintained by financial institutions for the benefit of their clients who purchase Units through investment programs such as employee benefit plans. The Subscription Amount does not include an amount for any transfer taxes or any other form of tax.  Subject to any legal or regulatory restrictions, the undersigned’s payment will be held by the Administrator in a subscription account if received prior to the applicable subscription date. The undersigned will not be paid any interest from the subscription account.

2.         Acceptance of Agreement.  It is understood and agreed that this Agreement is made subject to the following terms and conditions:

(a)           The Fund shall have the right to accept or reject this Agreement and shall have the right to accept or reject the Subscription in the Fund’s sole and absolute discretion, and this Agreement and the Subscription shall be deemed to be accepted by the Fund only when the undersigned has been included as a unitholder in the books and records of the Fund.  If this Subscription is rejected, the Subscription will be returned without interest promptly to the undersigned and this Agreement shall have no force or effect.

(b)           The undersigned understands that the undersigned’s Units will not be evidenced by a certificate subject to Article 8 of the Uniform Commercial Code.

3.         Representations and Warranties by the Fund.  The Fund represents, warrants and agrees as follows:

(a)           Organization and Standing of the Fund, etc.  The Fund is duly and validly formed and validly existing as a Statutory trust under the laws of the State of Delaware and has all requisite power and authority under the Trust Agreement and such laws to conduct its business as described in the Trust Agreement.

(b)           Compliance with Other Instruments, etc.  The Fund is not in material violation of any term of the Trust Agreement or this Agreement nor is it in material violation of any term of any other mortgage, indenture, contract, agreement, instrument, judgment, decree or order that is applicable to it or by which it is bound.

4.         Representations and Warranties of the Undersigned.  The undersigned, on its own behalf, or if this Agreement is being executed by an authorized representative acting on behalf of the undersigned (“Authorized Representative”), the Authorized Representative hereby represents and warrants to the Fund as follows:

(a)           The undersigned has received, read carefully and understands the Prospectus and this Agreement and all attachments hereto and thereto and has (if applicable) consulted with the undersigned’s own attorney, accountant or investment adviser with respect to the investment contemplated hereby and its suitability for the undersigned.  Any special acknowledgment set forth below with respect to any statement contained in the Prospectus or this Agreement shall not be deemed to limit the generality of this representation and warranty.

(b)           The undersigned has been provided an opportunity to obtain any additional information concerning the offering and the Fund to the extent the Fund possesses such information or can acquire it without unreasonable effort or expense and has been given the opportunity to ask questions of, and receive answers from, the Fund concerning the terms and conditions of the offering and other matters pertaining to this investment.

(c)           The undersigned understands and acknowledges that (i) the Units cannot be sold or transferred without the prior written consent of the Fund, which may be withheld in its sole discretion and will be withheld if transfer would subject the Fund to adverse tax consequences; and (ii) the undersigned has been advised to consult his, her or its financial, tax, and legal advisors with respect to an investment in the Fund and the terms of this Agreement and all attachments hereto.

(d)           The statements as to net worth and annual income or assets of the undersigned and the other information set forth in the attached Investor Questionnaire are true, correct and complete in all material respects.

(e)           The undersigned has evaluated the risks of investing in the Units and has determined that the Units are a suitable investment for the undersigned.  The undersigned can bear the economic risk of this investment and can afford a complete loss of its investment.  In evaluating the suitability of an investment in the Units, the undersigned has not relied upon any representations or other information (whether oral or written) other than as set forth in the Prospectus or the Fund’s Statement of Additional Information, and attachments thereto, and independent investigations made by the undersigned or representative(s) of the undersigned.

(f)          The undersigned is knowledgeable and experienced in evaluating investments and experienced in financial and business matters and is capable of evaluating the merits and risks of investing in the Units.  The aggregate amount of the investments of the undersigned in, and the undersigned’s commitments to, all similar investments that are illiquid is reasonable in relation to the undersigned’s net worth.

(g)          The address set forth in the Investor Contact Information is the undersigned's true and correct residence, if an individual, or principal place of business, if an entity.

(h)          The undersigned (if an entity) is duly authorized and qualified to become a unitholder of, and authorized to make investments in the Fund, and the person signing this Agreement for or on behalf of such entity has been duly authorized by such entity to do so.

(i)           Any information that the undersigned has heretofore furnished to the Fund with respect to the undersigned is correct and complete as of the date of this Agreement and if there should be any material change in such information prior to the undersigned’s purchase of Units, the undersigned will immediately furnish such revised or corrected information to the Fund.

(j)           The representations, warranties, agreements, undertakings and acknowledgments made by the undersigned or its Authorized Representative in this Agreement (including the Investor Questionnaire) are made with the intent that they be relied upon by the Fund in determining his, her or its suitability as a purchaser of the Units, and shall survive his, her or its purchase.  In addition, the undersigned undertakes to notify the Fund immediately of any change in any representation, warranty or other information relating to the undersigned set forth herein.

(k)          The undersigned, if it is a corporation, limited liability company, trust, fund or other entity, is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, was formed prior to, and not for the purpose of investing in the Units and the execution, delivery and performance by it of this Agreement are within its powers, have been duly authorized by all necessary corporate or other action on its behalf, require no action by or in respect of, or filing with, any governmental body, agency or official (except as disclosed in writing to the Fund), and do not and will not contravene, or constitute a default under any provision of applicable law or regulation or of its certificate of incorporation or other comparable organizational documents or any agreement, judgment, injunction, order, decree or other instrument to which the undersigned is a party or by which the undersigned or any of the undersigned’s properties is bound.  This Agreement constitutes a valid and binding agreement of the undersigned enforceable against the undersigned in accordance with its terms.

(l)           If the undersigned is a natural person, the execution, delivery and performance by the undersigned of this Agreement is within the undersigned’s legal right, power and capacity, require no action by or in respect of, or filing with, any governmental body, agency or official (except as disclosed in writing to the Fund), and do not and will not contravene, or constitute a default under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument to which the undersigned is party or by which the undersigned or any of his or her properties is bound.  This Agreement constitutes a valid and binding agreement of the undersigned enforceable against the undersigned in accordance with its terms.

(m)         No representations or warranties have been made to the undersigned by the Fund, or any agent of the Fund, other than as set forth herein.

(n)          If the undersigned is a non-discretionary client of the Fund’s investment adviser, a Fund sub-adviser, or an affiliate of the Fund’s investment adviser or a Fund’s sub-adviser, the undersigned acknowledges and agrees that the decision to acquire Units was made by the undersigned based on the undersigned’s own analysis, either alone or with the assistance of the undersigned’s own professional advisors, of the merits and risks of the investment.  In addition, the individual responsible for the undersigned’s investment in the Fund (including any adviser or consultant) has been responsible for decisions to invest (whether acting on behalf of the undersigned or others) in a significant way in investments such as publicly traded U.S. equity securities, widely held mutual funds, closed-end investment companies, private investment partnership or limited liability company units, other non-publicly traded securities and futures and options on futures.

(o)          The undersigned acknowledges and is aware of the following: (i) the speculative nature and the degree of risk involved in the Fund’s proposed investment activities, as described in the Prospectus; (ii) the Fund may utilize leverage as part of its investment strategy; (iii) there are certain actual and potential conflicts of interest that should be considered by the undersigned before subscribing; (iv) the tax effects that may be expected by the Fund are not susceptible to precise prediction, and future legislation, future rulings of the U.S. Internal Revenue Service and court decisions may have an adverse effect on one or more of the tax elections made by the Fund; and (v) valuations of the Fund may be unaudited and/or estimated.

(p)          (For IRA, KEOGH, ERISA and other Plan Investors Only) If the undersigned  is an IRA, KEOGH, ERISA, or other plan that is: (i) an “employee benefit plan” within the meaning of Section 3(3) of Employee Retirement Income Security Act of 1974 (“ERISA”) that is subject to Part 4 of Subtitle B of Title I of ERISA and/or (ii) a “plan” within the meaning Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”) that is subject to Section 4975 of the Code (a “Plan”), the undersigned and any fiduciaries responsible for its investments (each a “Fiduciary”), are aware of and understand the Fund’s investment objectives, policies, and strategies and that the decision to invest Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.  In addition, each Fiduciary executing this Agreement on behalf of the Plan personally represents and warrants to the Fund that: (A) each Fiduciary is a “fiduciary” of such Plan within the meaning of Section 4975(e)(3) of the Code or other comparable non-ERISA laws and such person is authorized to execute this Agreement on behalf of the Plan; (B) each Fiduciary responsible for the Plan’s investments has executed this Agreement; (C) each Fiduciary is: (1) responsible for the decision to invest in the Fund; and (2) qualified to make such investment decision; (D) the decision to invest the Plan’s assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and other applicable laws; and (E) the purchase of the Unit(s) by the Plan will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code; and (F) unless otherwise indicated in writing to the Fund, the Plan is not a participant-directed defined contribution plan.

5.         Indemnity.

(a)           The undersigned, executing this Agreement on its own behalf, agrees to indemnify and hold harmless the Fund against any and all claims, damages, losses, liabilities and expenses whatsoever (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) arising out of or based upon (i) any false representation or warranty made by the undersigned, or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned, in this Agreement or in any other document furnished by the undersigned to the Fund in connection with this transaction or (ii) any action for securities law violations instituted or joined by the undersigned which is finally resolved by judgment against the undersigned. The undersigned also agrees to indemnify the Fund for any and all damages, costs, fees, losses and expenses (including legal fees and disbursements) in connection with or resulting from any misrepresentation or misstatement by the undersigned contained herein or the assertion of the undersigned’s lack of proper authorization from any underlying subscriber for whom the undersigned is acting as trustee, agent, representative or nominee (such underlying subscriber, the “Beneficial Owner”) to enter into this Agreement or perform the obligations hereof. The reimbursement, indemnity and contribution obligations of the undersigned under this section shall be in addition to any liability which the undersigned may otherwise have, and shall be binding upon and inure to the benefit of any successors or assigns of the Fund.

(b)           Each Authorized Representative (including a Fiduciary defined above in Section 4(p)) executing this Agreement on behalf of the undersigned personally agrees to, jointly and severally, indemnify and hold harmless the Fund against any and all claims, damages, losses, liabilities and expenses whatsoever (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) arising out of or based upon (i) any false representation or warranty made by the undersigned or an Authorized Representative, or breach or failure by the undersigned or an Authorized Representative to comply with any covenant or agreement made by the undersigned or an Authorized Representative, in this Agreement or in any other document furnished by the undersigned or an Authorized Representative to the Fund in connection with this transaction or (ii) any action for securities law violations instituted or joined by the undersigned or an Authorized Representative which is finally resolved by judgment against the undersigned or an Authorized Representative.  Each Authorized Representative also personally agrees to, jointly and severally, indemnify the Fund for any and all damages, costs, fees, losses and expenses (including legal fees and disbursements) in connection with or resulting from any misrepresentation or misstatement by the undersigned or an Authorized Representative contained herein or the assertion of the undersigned’s or Authorized Representative’s lack of proper authorization from any Beneficial Owner to enter into this Agreement or perform the obligations hereof. The reimbursement, indemnity and contribution obligations of each Authorized Representative under this section shall be in addition to any liability that the Authorized Representative may otherwise have, and shall be binding upon and inure to the benefit of any successors or assigns of the Fund.

6.	Verification of Identity.

(a)           The undersigned should check the website of the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) at <http://www.treas.gov/ofac> before the undersigned or its Authorized Representative makes the following representations:

(i)           The undersigned represents that the Unit(s) is to be purchased with funds that are from legitimate sources in connection with his, her or its regular business activities and that were not and are not directly or indirectly derived from activities that may contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations.  The undersigned hereby declares that the Unit(s) is not being acquired and will not be held in violation of any applicable laws.

(ii)         Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the participation in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals, a list of which may be found at the OFAC website set forth above.  In addition, the programs administered by OFAC prohibit dealing with individuals in certain countries regardless of whether such individuals or entities appear on the OFAC list.  The undersigned represents and warrants that, to the best of his, her or its knowledge, neither of (A) the undersigned, (B) any person controlling or controlled by the undersigned, (C) any person with a beneficial interest in the undersigned, or (D) any person for whom the undersigned is acting as agent or nominee in connection with an investment in the Unit(s) is a country, territory, individual or entity named on an OFAC list, nor is a person or entity prohibited under any program administered by OFAC.

(iii)         The undersigned agrees to promptly notify the Fund if the undersigned becomes aware of any change in the information set forth in these representations.  The Fund may be obligated to freeze the account of the undersigned, either by prohibiting additional investments from the undersigned, declining any repurchase requests and/or segregating the assets in the account in compliance with governmental regulation, and the Fund may also be required to report such action and to disclose the undersigned’s identity to OFAC.  The undersigned acknowledges that the Fund may, by written notice to the undersigned withhold distribution of repurchase proceeds to the undersigned if the Fund deems it to be reasonably necessary to do so to comply with anti-money laundering regulations applicable to the Fund or any of the Fund’s other service providers.

(b)           The undersigned or its Authorized Representative represents and warrants that, to the best of his, her or its knowledge, neither of (i) the undersigned, (ii) any person controlling or controlled by the undersigned, (iii) any person with a beneficial interest in the undersigned, or (iv) any person for whom the undersigned is acting as agent or nominee in connection with an investment in the Unit(s) is a senior foreign political figure,1 or any immediate family member2 or close associate3 of a senior foreign political figure.

(c)           If the undersigned is a non-U.S. banking institution (“Foreign Bank”) or if the undersigned receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the undersigned or its Authorized Representative represents and warrants that the Foreign Bank:  (i) has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (ii) employs one or more individuals on a full-time basis; (iii) maintains operating records related to its banking activities; (iv) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (v) does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(d)           The Fund reserves the right to request such information as is necessary to verify the identity of the undersigned.  The undersigned shall promptly on demand provide such information and execute and deliver such documents as the Fund may request to verify the accuracy of the undersigned’s representations and warranties herein or to comply with any law or regulation to which the Fund may be subject.  In the event of delay or failure by the undersigned to produce any information required for verification purposes, the Fund may refuse to accept the application and the subscription funds relating thereto or may refuse to process a repurchase request until proper information has been provided.  Further, the Fund may not accept any funds from the undersigned if it cannot make the representations set forth in Section 4 or Section 6.  If an existing holder of Units or an authorized representative acting on behalf of such person cannot make these representations, the Fund may require the repurchase of the Unit(s) held by such person.

7.         Assignment; Transferability.  This Agreement or any interest herein may not be assigned by either party without the written consent of the other party.  The undersigned further agrees that the assignment and transferability of the Units acquired pursuant hereto shall be made only in accordance with the terms of the Trust Agreement and the Prospectus.

8.         Time; No Revocation.  Time shall be of the essence in this Agreement.  The undersigned agrees that this Agreement and any agreement of the undersigned made hereunder is irrevocable by the undersigned, and that this Agreement shall survive the death or legal incapacity of the undersigned.

9.         Notices.  All notices or other communications given or made hereunder shall be in writing and shall be deemed effectively given upon personal delivery or upon deposit in any United States mail box, postage prepaid, deposit with an overnight courier, or transmission by facsimile or electronic mail to the undersigned at the address set forth in the undersigned’s Contact Information attached hereto and to the Fund at the address below, or at such other place as the Fund may designate by written notice to the undersigned:

1
A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation.  In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

2	The “immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

3
A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

Regular Mail:	Overnight Delivery:

FSI Low Beta Absolute Return Fund	FSI Low Beta Absolute Return Fund
PO Box 46707	c/o Ultimus Fund Solutions, LLC
Cincinnati, OH 45246	225 Pictoria Dr, Suite 450
Cincinnati, OH 45246

10.       Survival of Agreements, Representations and Warranties, etc.  All agreements, representations and warranties contained herein or made in writing by or on behalf of the Fund in connection with the transactions contemplated by this Agreement shall survive the execution and delivery of this Agreement, any investigation at any time made by the undersigned or on the undersigned’s behalf, and the sale and purchase of the undersigned’s Unit(s) in the Fund and payment therefor.

11.       Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one agreement.

12.       Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

[Signature page follows.]

 FSI Low Beta Absolute Return Fund

(a Delaware statutory trust)

SIGNATURE PAGE
TO
SUBSCRIPTION AGREEMENT

•	Units are not suitable for an investor if the investor needs access to the money it invests. See “Principal Risks” and “Repurchases and Transfers of Units” in the Prospectus.

•	An investor in Units (each a “Unitholder”) may not have access to the money it invests for an indefinite period of time.

•	A Unitholder should not expect to be able to sell its Units regardless of how the Fund performs.

•	The Units are not, and are not expected to be, listed for trading on any securities exchange and, to the Fund’s knowledge, there is no, nor will there be, any secondary trading market for the Units.

•
A Unitholder does not have the right to require the Fund to redeem or repurchase its units.  Repurchases will be made at such times, in such amounts, and on such terms as may be determined by the Fund’s Board of Trustees (the “Board”), in its sole discretion. The maximum number of Units that will be repurchased by the Fund during any repurchase offer generally is not expected to have a value that exceeds 25% of the Fund’s aggregate NAV on the designated valuation date. See “Repurchases and Transfers of Units” in the Prospectus.

•
Units are subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under the Trust Agreement, as may be amended or amended and restated from time to time.

•	Because a Unitholder may be unable to sell its Units, the Unitholder will be unable to reduce its exposure on any market downturn.

Very truly yours,	Total Investment Amount:

$
Print Name of investor(s)

By:	By:
Signature	Signature of joint investor or other person whose signature is required

Print Title (if applicable)	Print Title (if applicable)

Social Security Number or Federal Employer Identification Number	Social Security Number or Federal Employer Identification Number (of joint investor)

Date:

FSI Low Beta Absolute Return Fund

(a Delaware statutory trust)

SIGNATURE PAGE
TO
SUBSCRIPTION AGREEMENT

•	Units are not suitable for an investor if the investor needs access to the money it invests. See “Principal Risks” and “Repurchases and Transfers of Units” in the Prospectus.

•	An investor in Units (each a “Unitholder”) may not have access to the money it invests for an indefinite period of time.

•	A Unitholder should not expect to be able to sell its Units regardless of how the Fund performs.

•	The Units are not, and are not expected to be, listed for trading on any securities exchange and, to the Fund’s knowledge, there is no, nor will there be, any secondary trading market for the Units.

•
A Unitholder does not have the right to require the Fund to redeem or repurchase its units.  Repurchases will be made at such times, in such amounts, and on such terms as may be determined by the Fund’s Board of Trustees (the “Board”), in its sole discretion. The maximum number of Units that will be repurchased by the Fund during any repurchase offer generally is not expected to have a value that exceeds 25% of the Fund’s aggregate NAV on the designated valuation date. See “Repurchases and Transfers of Units” in the Prospectus.

•
Units are subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under the Trust Agreement, as may be amended or amended and restated from time to time.

•	Because a Unitholder may be unable to sell its Units, the Unitholder will be unable to reduce its exposure to the Fund on any market downturn.

For Authorized Representatives (including Fiduciaries subject to Section 4(p) of this Agreement)

Total Additional Investment Amount:

$
Print Name of Investor(s)

Investor Social Security Number or Federal Employer Identification Number

	Print Name of Authorized Representative	Print Name of Additional Authorized Representative whose signature is required

By:		By:
	Signature	Signature

	Print Title (if applicable)	Print Title (if applicable)

Date:

INVESTOR QUESTIONNAIRE FSI Low Beta Absolute Return Fund (a Delaware statutory trust)

INSTRUCTIONS:

1.
In order to ensure compliance with applicable federal law, it is necessary to obtain information regarding the financial position and experience of prospective investors (“Investors”) in the Fund.  Please complete this Investor Questionnaire.

2.	Please return the completed Investor Questionnaire to:

Regular Mail:	Overnight Delivery:

FSI Low Beta Absolute Return Fund	FSI Low Beta Absolute Return Fund
PO Box 46707	c/o Ultimus Fund Solutions, LLC
Cincinnati, OH 45246	225 Pictoria Dr, Suite 450
Cincinnati, OH 45246

3.	Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Subscription Agreement to which this Investor Questionnaire is attached.

I.	VERIFICATION OF STATUS AS AN “ELIGIBLE INVESTOR”

The Fund is only selling the Units to “Eligible Investors.”  The following information must be obtained regarding your status as an “Eligible Investor” as defined in the Fund’s current Prospectus.

If an individual, check each category that is applicable:

[ ]	(1)
The Investor is a natural person whose net worth, either individually or jointly with such Investor’s spouse, exceeds One Million Dollars ($1,000,000), (excluding from the calculation of net worth the value of such Investor's primary residence and any indebtedness that is secured by the Investor's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Units except that if the amount of such indebtedness outstanding at the time of the sale of Units exceeds the amount outstanding 60 days before such time other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability, and including any indebtedness that is secured by the Investor's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Units);

[ ]	(2)
The Investor is a natural person who had an income in excess of Two Hundred Thousand Dollars ($200,000), or joint income with such Investor’s spouse in excess of Three Hundred Thousand Dollars ($300,000), in each of the last two (2) years and reasonably expects to have individual income reaching the same level in the current year;

[ ]	(3)	The Investor is a Trustee or executive officer of the Fund;

[ ]	(4)
The Investor is a natural person having an account managed by an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account; or

[ ]	(5)	None of the above.

The term “net worth” means the excess of total assets over total liabilities.

In determining individual “income,” (exclusive of any spousal income) the Investor should (i) add to the Investor’s individual adjusted gross income (assuming that it has been reported on a federal tax return) any amounts attributable to tax exempt income received, any losses of a partnership allocated to the individual as a limited partner thereof, any deduction for depletion, any contributions to a profit sharing plan or pension plan to the extent such contributions are vested, and any deduction for long-term capital gains  and (ii) subtract from the Investor’s individual adjusted gross income any unrealized capital gain otherwise included in such adjusted gross income.

If not an individual, please check each category that is applicable:

[ ]	(6)
The Investor is an entity licensed, or subject to supervision, by U.S. federal or state examining authorities as a “bank,” or “savings and loan association,” (within the meaning of Regulation D under the Securities Act of 1933 (“1933 Act”)) or an account for which a bank or savings and loan association is subscribing in a fiduciary capacity.

[ ]	(7)	The Investor is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (“Exchange Act”).

[ ]	(8)	The Investor is an insurance company as defined in Section 2(a)(13) of 1933 Act.

[ ]	(9)
The Investor is an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), or a business development company as defined in Section 2(a)(48) of the Investment Company Act or Section 202(a)(22) of the Advisers Act.

[ ]	(10)	The Investor is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

[ ]	(11)
The Investor is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of Five Million Dollars ($5,000,000).

[ ]	(12)
The Investor is an employee benefit plan within the meaning ERISA, and (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank savings and loan association, insurance company, or registered investment adviser, (ii) the employee benefit plan has total assets in excess of Five Million Dollars ($5,000,000) or (iii) if a self-directed plan, the investment decisions are made solely by persons that qualify under any other eligibility category set forth herein.

[ ]	(13)
The Investor (i) is either a corporation, a partnership, a limited liability company, an organization described in Section 501(c)(3) of the Code or a Delaware or similar statutory trust, (ii) has not been formed for the specific purpose of acquiring the Units and (iii) has total assets in excess of Five Million Dollars ($5,000,000).

[ ]	(14)
The Investor is an entity having an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account;

[ ]	(15)
The Investor is a trust, with total assets in excess of Five Million Dollars ($5,000,000), not formed for the specific purpose of acquiring the Units, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Fund.

[ ]	(16)
The Investor is an entity in which all of the equity owners qualify under any of the above eligibility categories (including the categories for individuals listed in the immediately preceding page).  If the Investor belongs to this category only, list the equity owners of the undersigned, and the category that each such equity owner satisfies.

(Continue on a separate piece of paper, if necessary)

[ ]	(17)	None of the above.

THE INVESTOR AGREES TO NOTIFY THE FUND IMMEDIATELY IF ANY OF ITS RESPONSES ABOVE BECOMES INACCURATE AT ANY TIME, INCLUDING ANY TIME FOLLOWING THE PURCHASE OF UNITS BY THE INVESTOR.

IF THE INVESTOR IS UNCERTAIN AS TO THE CORRECT RESPONSE ABOVE, THE INVESTOR SHOULD CONSULT WITH HIS, HER OR ITS LEGAL COUNSEL IN COMPLETING HIS, HER OR ITS RESPONSE ABOVE OR SHOULD CONTACT THE FUND.

II.	GENERAL INFORMATION

A.	Account Type

Please print or type clearly. Please choose only one type of account below:

[ ] Individual or [ ] Joint

Your Name: First, Middle, Last Name

Social Security Number	Date of Birth

Joint Owner’s Name: First, Middle, Last Name

Joint Owner’s Social Security Number	Date of Birth

Occupation	Employer

[ ] Trust

Trustee’s Name

Trustee’s Social Security Number	Trustee’s Date of Birth

Name of Trust Agreement

Trust’s Taxpayer Identification Number	Date of Trust Agreement

* Attach a separate list of individuals authorized to conduct transactions on this accounts, and each additional partner of the partnership.  The list should include each person’s full name, social security number/tax identification number, date of birth (if an individual) or date of organization (if an entity), jurisdiction of organization (if an entity) and a physical address (P.O. Box is not acceptable). A copy of partnership agreement must be attached.

[ ] Corporation

Corporation Type (please check only one): [ ] S Corporation [ ] C Corporation

Name of Corporation

Taxpayer Identification Number	Symbol if Publicly Traded Corporation

For all Corporations:

Please enclose the Articles of Incorporation or equivalent organizational document and a corporate resolution (or government-issued business license) which identifies the individuals authorized to conduct transactions on this account (“Authorized Persons”).

For Non-Public Corporations:

Your list of Authorized Persons must include their full name, social security number, date of birth, and physical address.

[ ] Partnership

Partner: First Name, Middle, Last Name

Name of Partnership

Date of Birth	Social Security Number

* Attach a separate list of individuals authorized to conduct transactions on this accounts, and each additional partner of the partnership.  The list should include each person’s full name, social security number/tax identification number, date of birth (if an individual) or date of organization (if an entity), jurisdiction of organization (if an entity) and a physical address (P.O. Box is not acceptable). A copy of partnership agreement must be attached.

[ ] Limited Liability Company (“LLC”)

LLC Type (please check only one):

[ ] Association taxable as a corporation [ ] Partnership [ ] Disregarded entity

Name of LLC

Taxpayer Identification Number	Symbol if Publicly Traded Corporation

* Attach a separate list of each person authorized to conduct transactions on this account and each member of the LLC.  The list should include each person’s full name, social security number/tax identification number, date of birth (if an individual) or date of organization (if an entity), jurisdiction of organization (if an entity) and a physical address (P.O. Box is not acceptable). A copy of the LLC operating agreement must be attached.

B.	Contact Information

Physical Street Address:

Street Address (do not provide a PO Box)

City	State	ZIP

E-Mail Address	Telephone Number

Mailing Address (if different from Street Address):

Address

City	State	ZIP

Duplicate Mailing Address (optional):

Name

Street Address

City	State	ZIP

C.	Cost Basis Election

In order to provide you and the IRS with accurate cost basis information for your covered Units, please elect one of the methods below.  If you do not select a method, the account(s) will default to First-In, First-Out.

[ ]	Average Cost - averages the cost of all Units
[ ]	First-In, First-Out (FIFO) – oldest Units sold first
[ ]	Last-In, First-Out (LIFO) – newest Units sold first
[ ]	Highest Cost, First-Out (HIFO) – highest cost Units sold first
[ ]	Specific Lot Identification – identify the specific lot of Units sold*

*	If Specific Lot Identification is selected and no instruction is provided as to which shares should be redeemed, First-In, First-Out (FIFO) will be used.

III.	INTERESTS IN OFFSHORE INVESTMENT POOLS

Does (1) the Investor, or, if the Investor is a natural person, any immediate family member sharing the same household as the Investor; or (2) any authorized representative executing the Subscription Agreement on behalf of the Investor (“Authorized Representative”) intend to directly or indirectly own, control (as defined in Section 2(a)(9) of the Investment Company Act), or hold with power to vote, 5% or more of the  interests in an investment pool organized outside of the United States?

[   ]    Yes         [   ]     No

IV.	SIGNATURE AND TAX CERTIFICATIONS

The Investor is [check the applicable subparagraph]:

[ ]	A U.S. Person (as defined below) or
[ ]	A non-U.S. Person (as defined below)

For purposes of this Investor Questionnaire, a “U.S. Person” is (i) a natural person who is a citizen of or resident in the United States; (ii) a partnership or corporation organized or incorporated under the laws of the United States; (iii) an estate of which any executor or administrator is a U.S. Person; (iv) a trust of which any trustee is a U.S. Person; (v) an agency or branch of a foreign entity located in the United States; (vi) a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person; (vii) a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States, or (viii) a partnership or corporation if (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by one or more of the above and/or one or more natural persons resident in the United States principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) under the 1933 Act who are not natural persons, estates or trusts; provided, however, that the term “U.S. Person” shall not include any person or entity that is not treated as a U.S. Person for purposes of the Code.  For these purposes, a limited liability company is treated as a partnership for tax purposes if there is more than one owner, unless the owners have elected to treat the limited liability company as an association taxable as a corporation for income tax purposes.  A limited liability company is treated as a disregarded entity for tax purposes if it has one owner and the sole owner is treated as the owner of the assets of the limited liability company, unless the sole owner has elected to treat the limited liability company as an association taxable as a corporation for income tax purposes.”  A “non-U.S. person” means any person other than a U.S. Person.

The Investor, if a natural person, is of legal age in the jurisdiction of his or her residence and wishes to purchase Units of the Fund as described in the current Fund’s Prospectus. By executing this Subscription Agreement, the undersigned or, if this Subscription Agreement is being executed by an authorized representative on behalf of the undersigned (“Authorized Representative”), its Authorized Representative represents and warrants that it has full right, power, and authority to make this investment and the Authorized Representative is duly authorized to sign this Subscription Agreement and to affect transactions in Units on behalf of the Investor.

Please note that a Unitholder’s property may be transferred to the state of the Unitholder’s last known address if no activity occurs in the Unitholder’s account within the time period specified by that state’s law.

Certification Applicable to U.S. Persons

To the extent that the undersigned is a U.S. Person, under the penalties of perjury, the undersigned on its own behalf, or its Authorized Representative certifies that (1) the number shown on this form is the undersigned’s correct social security/taxpayer identification number (or the undersigned is waiting for a number to be issued to the undersigned), (2) the undersigned has not been notified by the Internal Revenue Service (“IRS”) that the undersigned is subject to backup withholding, because: (a) the undersigned is exempt from backup withholding; or (b) the undersigned has not been notified by the IRS that the undersigned is subject to backup withholding for failure to report all dividend and interest income; or (c) the IRS has notified the undersigned that the undersigned is no longer subject to backup withholding, and (3) the undersigned is a U.S. Person.

Certification Applicable to Non-U.S. Persons

To the extent that the undersigned is a non-U.S. Person, under the penalties of perjury, the undersigned on its own behalf, or its Authorized Representative certifies that: (1) the undersigned or Authorized Agent has provided to the Fund, as applicable, a Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for US Tax Withholding), Form W-8ECI (Certificate of Foreign Person’s Claim that Income is Effectively Connected with the Conduct of a Trade or Business in the U.S.), Form W-8ECP (Certificate of Foreign Government or other Foreign Organization for US Tax Withholding), or Form W-8IMY (Certificate of Foreign Intermediary Foreign Flow-Through Entity, or Certain US Branches for US Tax Withholding) (each an “Applicable Form W-8”); and (2) the information contained in the Applicable Form W-8 is accurate and complete; and (3) the undersigned is a non-U.S. Person.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

By my signature below, the undersigned or its Authorized Representative certifies that:

(1)	The undersigned is not involved in any money laundering schemes and the source of this investment is not derived from any unlawful activity; and
(2)	The undersigned has received and read the Fund’s prospectus and agrees to the terms and conditions therein; and
(3)	The information provided by the undersigned within the Agreement is true and correct and any documents provided herewith are genuine.

Very truly yours,	Total Investment Amount:

$
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Date:

For Authorized Representatives (including Fiduciaries subject to Section 4(p) of the Subscription Agreement)

Total Additional Investment Amount:

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Additional Subscription Form
FSI Low Beta Absolute Return Fund

FSI Low Beta Absolute Return Fund
c/o Ultimus Fund Solutions, LLC
225 Pictoria Dr, Suite 450
Cincinnati, OH 45246

Telephone: 1-877-379-7380
Facsimile: 1-513-587-3438

Ladies and Gentlemen:

The undersigned wishes to make an additional investment in FSI Low Beta Absolute Return Fund, a Delaware statutory trust (the “Fund”) upon the terms and conditions contained in the Fund’s Prospectus dated [DATE], as the same may be amended or supplemented (the “Prospectus”).

The undersigned, on his or her own behalf, or if this letter is being executed by an authorized representative on behalf of the undersigned (“Authorized Representative”), its Authorized Representative acknowledges and agrees: (i) that the undersigned is making the Additional Capital Contribution on the terms and conditions contained in the Fund’s Subscription Agreement, dated ___________ ___, 20__, previously executed by the undersigned and its Authorized Representative and accepted by the Fund (the “Subscription Agreement”); (ii) that the representations and warranties of the undersigned or its Authorized Representative  contained in the Subscription Agreement are true and correct in all respects as of the date set forth below; (iii) the information provided on the Investor Questionnaire attached to the Subscription Agreement is correct as of the date set forth below; and (iv) the background information provided to the Fund is true and correct in all respects as of the date set forth below.

Very truly yours,	Total Investment Amount:

$
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By:	By:
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Social Security Number or Federal Employer Identification Number	Social Security Number or Federal Employer Identification Number (of joint investor)

Date:

For Authorized Representatives (including Fiduciaries subject to Section 4(p) of the Subscription Agreement)

Total Additional Investment Amount:

$
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Date:

STATEMENT OF ADDITIONAL INFORMATION

April 15, 2014

FSI Low Beta Absolute Return Fund
P.O. Box 46707
Cincinnati, OH 45246
 (877) 379‐7380 (toll-free)

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of the FSI Low Beta Absolute Return Fund (the “Fund”) dated April 15, 2014 (the “Prospectus”). A copy of the Prospectus may be obtained by contacting the Fund at the telephone number or address set forth above. Capitalized terms used herein have the same meaning as assigned to them in the Prospectus.

INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of the FSI Low Beta Absolute Return Fund are set forth in the Prospectus. Also set forth in the Prospectus are the principal risks associated with an investment in the Fund and the investment strategies of the Underlying Funds.

As described in the Prospectus, the Fund intends to achieve its goal principally through implementation of an Alpha strategy by investing in the Underlying Funds.  The Fund may also invest in U.S. Treasury futures to provide the Fund with exposure to the market value change of a high quality fixed income portfolio, and high quality short-term fixed income investments to the extent necessary to meet its regulatory obligations with respect to the Fund’s investments in futures.

The Adviser will utilize Sub-Advisers to manage a portion of the Fund’s assets, and is responsible for allocating Fund assets between the Adviser and the Sub-Advisers. The Fund will generally allocate 30% to 60% of its assets among all Sub-Advisers, with the Adviser allocating assets between the Sub-Advisers as it deems appropriate to achieve the Fund’s investment objective. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees.

Certain Portfolio Securities and Other Operating Policies

Generally, the Fund expects to principally invest its assets in Underlying Funds.  The Fund will limit its investment in any one unregistered investment company to less than 5% of that company’s outstanding voting stock.  In order to comply with this 5% limitation, the Fund may, at the time of investment, elect to invest in a class of an Underlying Fund’s non-voting securities (if such a class is available) or may contractually waive all voting rights associated with the investment or those that would exceed the 5% limitation. Waivers of voting rights typically will be effected by means of a written agreement with the relevant Underlying Fund pursuant to which the Fund automatically waives any voting rights it may hold subject to certain requirements.  Determinations of whether the Fund will waive its voting rights are made by the Adviser or a Sub-Adviser as part of the investment process. The Board has delegated the Fund’s investment decisions to the Adviser.  The Adviser or a Sub-Adviser will make a determination whether forgoing the right to vote is consistent with its fiduciary duty as an investment adviser to the Fund. When deciding to forego or waive voting rights, the Adviser or a Sub-Adviser shall only consider the interests of the Fund and not the interests of the Adviser or the Sub-Adviser, respectively, or those of the Adviser’s or the Sub-Adviser’s other clients, respectively.

As a general matter, unlike public corporations or registered investment companies, any unregistered Underlying Funds in which the Fund may invest provide their investors with an ability to vote only under limited circumstances (if at all). The Fund’s practices regarding investment in non-voting securities of unregistered Underlying Funds or waivers of its voting rights are, therefore, not expected to adversely affect the Fund’s operations or its rights as an investor in an unregistered Underlying Fund. It is possible, however, that the Fund could be precluded from participating in a vote on a particular issue, including an issue that may have a material adverse consequence to the Fund. The Adviser and each Sub-Adviser considers this risk minimal relative to the increased flexibility potentially available to the Fund and its Unitholders from investing in non-voting securities.

The Underlying Funds will generally consist of two or more funds of hedge funds supplemented by hedge funds that don’t invest in other funds as deemed appropriate by the Adviser or by a Sub-Adviser. The result is a portfolio of Underlying Funds that employ a variety of alternative investment strategies. These investment strategies have the flexibility to leverage, sell short and hedge positions to take advantage of perceived inefficiencies across the global capital markets, and are referred to as “alternative investment strategies” in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds.

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Additional information regarding the types of securities and financial instruments in which the Fund, an Underlying Fund and a Sub-Fund may invest, and certain of the investment techniques that may be used by the Adviser, a Sub-Adviser, an Underlying Fund Manager and a manager of a Sub-Fund, are set forth below.

Equity Securities. The investment portfolio of an Underlying Fund or a Sub-Fund may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of such Equity Securities depends on business, economic and other factors affecting those issuers. Equity Securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations may be pronounced.

Generally, an Underlying Fund Manager or managers of a Sub-Fund may invest in Equity Securities without restriction. These investments may include securities issued by companies having relatively small capitalizations, including “micro-cap” companies. The prices of the securities of smaller companies may be more volatile than the security prices of larger, more established companies. Such securities are often subject to risks that may not exist or may be less pronounced in the securities of larger companies.

Common Stock.  Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends.  Common stockholders are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors and, if applicable, preferred stockholders are paid.  Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company.  In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock.  Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated.  Preferred stock, however, is usually junior to the debt securities of the issuer.  Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Convertible Securities.  Convertible securities are Fixed Income Securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period of time at a specified price or formula. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers, but lower than the yield of non-convertible debt.  Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable non-convertible securities.  By investing in convertible securities, an Underlying Fund or Sub-Fund obtains the right to benefit from the capital appreciation potential in the underlying common stock upon the exercise of the conversion right, while earning higher current income than could be available if the stock was purchased directly.

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In general, the value of a convertible security is the higher of its investment value (its value as a Fixed Income Security) and its conversion value (the value of the underlying shares of common stock if the security is converted).  The value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, a convertible security's conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock.

Because convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. Also, while convertible securities generally have higher yields than common stock, they have lower yields than comparable non-convertible securities and are subject to less fluctuation in value than underlying stock since they have fixed income characteristics.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, an Underlying Fund or Sub-Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Fixed Income Securities. An Underlying Fund Manager or a manager of a Sub-Fund may trade both investment grade and non-investment grade Fixed Income Securities. Fixed Income Securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments, municipal securities and mortgage-backed and asset-backed securities. Investment grade Fixed Income Securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by a Rating Agency, have been determined by the applicable Underlying Fund or Sub-Fund Manager to be of comparable quality. Fixed Income Securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.

Fixed income investors are subject to the risk that the issuer of such securities may be unable or unwilling to meet its principal and/or interest payment obligations. The investor may also experience security price volatility due to factors such as interest rate and/or credit spread fluctuations, changes in the perceived creditworthiness of the issuer and varying levels of market liquidity. Certain Fixed Income Securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and may subject investors to significant yield reductions and/or a loss of principal.

Non-investment grade Fixed Income Securities, including certain convertible debt securities, are considered by Rating Agencies to be predominantly speculative with respect to their issuer’s capacity to pay interest and/or repay principal. Non-investment grade securities in the lowest rating categories may be subject to a substantial risk of default or may be in default. Issuers of non-investment grade securities are generally more susceptible to adverse changes in the economic and business environment than issuers of investment grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

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Corporate Debt Obligations.  Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments.  Companies use these instruments to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.  Companies issue commercial paper (short-term unsecured promissory notes) to finance their current obligations.  Commercial paper normally has a maturity of less than 9 months.

Government Securities.  U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by: (1) the full faith and credit of the United States (i.e., mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); (2) the right of the issuer to borrow from the U.S. Treasury (i.e., Federal Home Loan Bank securities); (3) the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Fannie Mae securities); or (4) solely by the creditworthiness of the issuer (i.e., Federal Home Loan Mortgage Corporation securities).  Holders of U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment.  There is no assurance that the U.S. Government will support securities not backed by its full faith and credit.  Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

An Underlying Fund or Sub-Fund may invest in Fixed Income Securities issued by the governments of foreign countries or by those countries political subdivisions, agencies or instrumentalities as well as by supranational organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank.

Municipal Securities.  The states, territories and possessions of the U.S., their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, or sanitation districts) issue municipal securities.  In addition, municipal securities include securities issued  by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities.  Municipal securities are generally classified as bonds, notes and leases.  Municipal securities may be zero-coupon securities.

General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities or the proceeds of a special excise tax or other specific revenue source but not from the issuer's general taxing power.  Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient.  Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues.  Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.  Municipal bonds may also be moral obligation bonds, which are normally issued by special purpose public authorities.  If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

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Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. Municipal notes are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year.  They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper.  Municipal notes also include longer term issues that are remarketed to investors periodically, usually at one year intervals or less.  Municipal leases generally take the form of a lease or an installment purchase or conditional sale contract.  Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets.  Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without being required to meet the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Mortgage-Related Securities.  Mortgage-related securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers.  Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans.  The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, an Underlying Fund or Sub-Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types.  Mortgage poolers apply qualification standards to lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools.  In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates.  Most mortgage-related securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and  other  fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers.  Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security.  Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities.

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Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-related securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional  interests  in, or are secured by and payable from, of assets such as motor vehicle  installment sales contracts,  installment loan contracts, leases of various  types of real and  personal  property  and  receivables from revolving credit (e.g., credit card) agreements.  Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties.  Asset-backed securities have structures and characteristics similar to those of mortgage-related securities and, accordingly, are subject to many of the same risks, although often, to a greater extent.

Zero-Coupon Securities.  Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on the zero-coupon securities must be included ratably in the income of an Underlying Fund or Sub-Fund (and thus an investor's) as the income accrues, even though payment has not been received.  The Fund distributes all of its net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Adviser or Sub-Adviser, as applicable, would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations which distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream.  Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities.  The underwriters of these certificates or receipts generally purchase a U.S.  Government  security  and deposit the security in an irrevocable  trust or custodial account with a custodian bank, which then issues receipts or  certificates  that evidence  ownership of the  purchased unmatured coupon payments and the final principal payment of the U.S. Government security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government security.  The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

Financial Institution Obligations.  Obligations of financial institutions include certificates of deposit, bankers' acceptances, time deposits and other short-term debt obligations.  Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period.  Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by an Underlying Fund or Sub-Fund but may be subject to early withdrawal penalties which could reduce the Underlying Fund or Sub-Fund’s performance.  Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on an Underlying Fund’s or Sub-Fund’s right to transfer a beneficial interest in the deposits to third parties.

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An Underlying Fund or Sub-Fund that invests in foreign securities may invest in Eurodollar certificates  of deposit, which are issued by offices of foreign and domestic banks located outside the U.S.; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign  bank and held in the U.S.; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign  bank;  and Canadian  time  deposits, which are issued by Canadian offices of major Canadian  banks.  Each of these instruments is U.S. dollar denominated.

Non-U.S. Securities. An Underlying Fund or a Sub-Fund may invest in equity and Fixed Income Securities of non-U.S. issuers and in depositary receipts such as American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities may be listed on non-U.S. securities exchanges or traded on non-U.S. over-the-counter markets. Additionally, they may be purchased in private placements and may not be publicly traded. Investments in non-U.S. securities may be affected by risk factors that either do not exist or are less significant in U.S. securities. These factors are listed in the Prospectus under Risk Factors.

An Underlying Fund Manager or a manager of a Sub-Fund may not be required to hedge against foreign currency exposure in their portfolios. Consequently, exchange rate fluctuations may cause an Underlying Fund or a Sub-Fund to suffer losses on foreign currency denominated securities even though such securities may have appreciated when valued in their base currencies. An Underlying Fund or Sub-Fund may from time to time enter into forward currency exchange contracts (“forward contracts”) either for hedging purposes or to pursue its investment objective. Such contracts create an obligation to purchase or sell a specified currency at a future date at a specified price. When used for hedging purposes, forward contracts allow an Underlying Fund Manager or manager of a Sub-Fund to attempt to insulate an Underlying Fund or Sub-Fund from currency exchange rate volatility risks that may arise from an existing or a planned non-U.S. security portfolio position. There can be no assurance, however, that forward contracts provide an adequate or appropriate hedge when used in this manner. An Underlying Fund Manager or a manager of a Sub-Fund may also use forward contracts as speculative trading instruments in situations such as where they anticipate changes in currency exchange rates. See, “Certain Portfolio Securities and Other Operating Policies - Foreign Currency Transactions.”

An Underlying Fund Manager or a manager of a Sub-Fund may invest in ADRs, GDRs or other securities convertible into securities of corporations based in foreign countries. These securities may not necessarily be denominated in the same currency as the security into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and traded in U.S. securities markets and GDRs, in bearer form, are denominated in other currencies and are traded in foreign securities markets. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and therefore, there may be less information available regarding such investments. Additionally, ADRs and GDRs may expose Underlying Funds and Sub-Funds to currency exchange rate volatility.

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Foreign Currency Transactions. An Underlying Fund and a Sub-Fund may conduct foreign currency transactions.  A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  Forward contracts are considered to be derivatives.

An Underlying Fund or Sub-Fund may enter into forward contracts to “lock in” the U.S. dollar value of securities/financial interests it has agreed to buy or sell for the period between the trade date and the settlement date.  An Underlying Fund or Sub-Fund may also enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar.  In this case, the forward contract would approximate all or a portion of the securities/financial interests of the Underlying Fund or Sub-fund denominated in that currency.  The precise matching of forward contract amounts and the value of the securities/financial interests involved is generally not possible since the future value of such securities in foreign currencies will change between the date of the contract and the contract’s maturity.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  At the maturity of a forward contract, an Underlying Fund or Sub-Fund may either sell portfolio securities/financial interests and make delivery of the foreign currency, or it may retain the portfolio securities/interest and terminate its obligation to deliver the currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the amount of the foreign currency.

Because it is impossible to forecast with absolute precision the market value of portfolio securities/financial interests at the expiration of a forward contract, it may be necessary for an Underlying Fund or Sub-Fund to purchase additional currency on the spot market (and bear the expense of such transaction) if the market value of the securities/financial interests is less than the amount of foreign currency the Underlying Fund or Sub-Fund is required to deliver and a decision is made to sell the securities/interests and delivery the currency.  Conversely, it may be necessary to sell on the spot market some of the currency realized from the sale of portfolio securities/interests if the market value thereof exceeds the value of currency obligated to be delivered.  If an Underlying Fund or Sub-Fund determines to maintain the portfolio securities/interests and enter into an offsetting forward contract to close out its currency delivery obligations, it will incur a gain or loss if there is movement in the forward contract prices.  If an offsetting transaction is taken, an Underlying Fund or Sub-Fund will enter into a forward contract to sell the foreign currency.  If forward prices decline between the date of the original forward contract and the offsetting contract, a gain will be realized if the price of currency it has agreed to sell is higher than price of the currency it has agreed to purchase.  If forward prices increase, a loss will be incurred if the price of the currency agreed to be purchased is higher than the price of the currency agreed to be sold.  The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities and financial interests that an Underlying Fund or Sub-Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

The cost of currency conversions also may affect an Underlying Fund’s or Sub-Fund’s investment returns.  Although a fee is not charged to convert one currency into another, foreign exchange dealers do profit on the spread between the currencies purchased and sold.  A dealer may agree to sell a foreign currency at one rate and offer a lesser rate of exchange to repurchase the sane currency from the Underlying Fund or Sub-Fund.

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Money Market Instruments/Funds. The Fund may hold cash or cash equivalents to satisfy Fund expenses, to cover the “Beta Exposure” and to implement a temporary defensive position.  An Underlying Fund or a Sub-Fund may also invest in cash or cash equivalents.  Cash equivalents include money market instruments which are high quality, short-term fixed income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation and reverse repurchase agreements entered into with banks or broker-dealers.

Repurchase Agreements. Repurchase agreements involve the sale of a security by the Fund, an Underlying Fund or a Sub-Fund to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the counterparty to a repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund, an Underlying Fund or a Sub-Fund. Repurchase agreements may also increase the Fund’s, an Underlying Fund’s or a Sub-Fund’s level of leverage.

Speculative and Hedging Investment Techniques.  The Fund, an Underlying Fund or a Sub-Fund may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques that the Fund, an Underlying Fund or a Sub-Fund may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that an Underlying Fund or a Sub-Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not function as anticipated and that the Fund, an Underlying Fund or a Sub-Fund may suffer losses as a result of its hedging activities.

Short Selling.  An Underlying Fund or a Sub-Fund may engage in short selling.  An Underlying Fund or Sub-Fund may use short selling to limit its exposure to a possible market decline in its portfolio investments or to take advantage of anticipated market declines of certain securities. Short selling involves selling securities, which may or may not be owned by borrowing the securities and delivering them to a purchaser, with an obligation to return the borrowed securities at a later date. Short selling allows the investor to profit from declines in market prices. However, to the extent that the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities results in a loss. Possible losses from short sales differ from losses on long positions because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the losses from short sales.

Use of Leverage. The Fund may borrow to fund the repurchase of Units and may utilize leverage to implement the Beta Exposure.  While the Fund has no present intention to utilize borrowing or leverage for other purposes, the Fund reserves the right to borrow or utilize leverage for investment strategy purposes, to facilitate the purchase of investments, or for various cash management purposes in the future.

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The Fund will comply with SEC guidelines with respect to coverage of futures, and if the guidelines require, it will cover or set aside either on its books and records, or in a segregated account with the Fund's custodian, cash and cash equivalents (“Segregated Assets”) in the prescribed amount. The value of the Segregated Assets, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions less any proceeds or margin on deposit.

An Underlying Fund or a Sub-Fund may borrow and may use significant leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any losses incurred.

Generally, leverage creates the risk of magnified capital.  Leverage may involve the creation of a liability that requires the payment of interest (or the creation of a liability that does not entail any interest costs (for instance, a futures contract). The risks of leverage include a higher volatility of the NAV of the Fund or an Underlying Fund/Sub-Fund and the relatively greater effect on the NAV caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund or Underlying Fund/Sub-Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income than if the portfolio was not leveraged.  Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested.  To the extent that the interest expense involved in  leveraging approaches the net return on the Fund’s or Underlying Fund’s/Sub-Fund’s investment portfolio,  the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the use of leverage  would result in a lower rate of return than if leverage was not employed. In an extreme case, if the Fund’s or an Underlying Fund’s/Sub-Fund’s investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund or Underlying Fund/Sub-Fund, as applicable, to liquidate certain of its investments at an inappropriate time.

Derivatives. The Fund, an Underlying Fund or a Sub-Fund may engage in transactions involving options, futures and other derivative financial instruments as discussed further below. Derivatives may be volatile and involve a variety of types and degrees of risk. Derivatives permit the Fund, an Underlying Fund and a Sub-Fund to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small derivative position could have a large potential impact on the Fund’s, an Underlying Fund’s or a Sub-Fund’s performance.

If the Fund, an Underlying Fund or a Sub-Fund invests in derivatives at an inopportune time or its manager judges market conditions incorrectly, such an investment may lower the Fund’s, the Underlying Fund’s or the Sub-Fund’s return or result in a loss. A Fund, an Underlying Fund, or a Sub-Fund exposed to derivatives may also experience losses if its derivatives are poorly correlated with its other investments, or if the Fund, an Underlying Fund or a Sub-Fund is unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives.

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The Fund, an Underlying Fund and a Sub-Fund may invest in derivatives that are regulated by the CFTC.

The Adviser relies on no action relief for “fund of funds” issued by the CFTC as an exemption from registration as a commodity pool operator.  The Adviser will reconsider its registration status at a later date should the CFTC issue revised guidance regarding the trading of CFTC-regulated derivatives by “fund of funds” products.  If the Adviser determines not to register as a “commodity pool operator” after the issuance of the revised guidance, the Fund may need to refrain from investing in certain Underlying Funds.

Options.  An Underlying Fund or a Sub-Fund may utilize options contracts. They also may use so-called “synthetic” options (notional principal contracts with characteristics of an over-the-counter option). Such transactions may be effected on securities exchanges, in the over-the-counter market or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, an Underlying Fund or a Sub-Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, an Underlying Fund or a Sub-Fund may have difficulty closing out its position. Over-the-counter options and synthetic transactions purchased and sold by an Underlying Fund or a Sub-Fund may include options on baskets of specific securities.

An Underlying Fund or Sub-Fund may purchase call and put options, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at the time of, or prior to, the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at the time of, or prior to, the expiration of the option. A covered call option is a call option with respect to which an Underlying Fund or a Sub-Fund owns the underlying security. The sale of such an option exposes an Underlying Fund or a Sub-Fund during the term of the option to a possible loss of the opportunity to realize appreciation in the market price of the underlying security or to a possible loss due to the continued holding of a security that might otherwise have been sold to protect against its price depreciation. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Underlying Fund’s or a Sub-Fund’s books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by an Underlying Fund or a Sub-Fund may not be covered.

An Underlying Fund or a Sub-Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. An Underlying Fund or a Sub-Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, an Underlying Fund or a Sub-Fund would ordinarily effect a similar “closing sale transaction”, which involves liquidating a position by selling the option previously purchased, although the Underlying Fund or the Sub-Fund could exercise the option should it deem it advantageous to do so.

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Synthetic option transactions involve the use of two financial instruments that, together, replicate the economic characteristics of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the potential addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

Futures.  An Underlying Fund or a Sub-Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading or arbitrage opportunities not available in the United States. Investments in foreign markets, however, may pose greater risks than investments in domestic markets. For example, some foreign exchanges are principal markets in which no common clearing facility exists, and an investor may look only to its broker counterparty to buy or sell a security traded on such an exchange. In addition, any profits that might be realized in trading could be eliminated by adverse currency exchange rate movements. Similarly, such adverse exchange rate movements could result in a loss. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

The Fund may invest in U.S. Treasury futures.  An Underlying Fund or a Sub-Fund may also purchase and sell index futures contracts and single stock futures contracts. A index future obligates the Fund, an Underlying Fund or a Sub-Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’ last trading day and the value of the index based on the prices of the securities that comprise it at the opening of trading in those securities on the next business day. A single stock future obligates an Underlying Fund or a Sub-Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the stock at the opening of trading on the next business day.

An Underlying Fund or a Sub-Fund may purchase and sell interest rate futures contracts. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

An Underlying Fund or a Sub-Fund may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a currency on a future date at a specified price.

Successful use of futures is also subject to the Adviser’s, an Underlying Fund or Sub-Fund Manager’s ability to correctly predict movements in the direction of the relevant market, and, to the extent that the transaction is entered into for hedging purposes, to determine the correlation between the instrument being hedged and the futures contract.

Engaging in futures transactions involves risk of loss, which could adversely affect the value of the Fund’s, an Underlying Fund’s or a Sub-Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund, an Underlying Fund or a Sub-Fund to substantial losses.

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Options on Securities Indices.  An Underlying Fund or a Sub-Fund may purchase and sell call and put options on stock indices listed on securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Underlying Fund or a Sub-Fund of options on stock indices will be subject to the Underlying Fund’s or Sub-Fund’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights. An Underlying Fund or a Sub-Fund may invest in warrants and rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights associated with the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights tend to be more volatile than do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements. An Underlying Fund or a Sub-Fund may enter into swap agreements including interest rate, equity index, currency rate and total return swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or in a “basket” of securities representing a particular index.

Interest Rate Swaps.  Forms include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Equity Index Swaps. Equity index swaps involve the exchange by an Underlying Fund or Sub-Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. An Underlying Fund or Sub-Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

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Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If an Underlying or Sub-Fund Manager is incorrect in its forecasts of market values and currency exchange rates, the Underlying Fund’s or Sub-Fund’s performance will be adversely affected. If there is a default by the other party to such a transaction, the Underlying Fund or Sub-Fund will have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps.  In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if an Investment Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the “funding cost,” which would be a floating interest rate payment to the counterparty.

Most swap agreements entered into by an Underlying Fund or a Sub-Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Underlying Fund’s or Sub-Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). If the counterparty to a swap defaults, an Underlying Fund’s or Sub-Fund’s risk of loss typically consists of the net amount of payments that it contractually is entitled to receive.

Lending Portfolio Securities. An Underlying Fund or a Sub-Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. An Underlying Fund or a Sub-Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which enable the Underlying Fund or Sub-Fund an opportunity to earn interest on the amount of the loan and on the loaned securities collateral. An Underlying Fund or a Sub-Fund typically will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. An Underlying Fund or a Sub-Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund or the Sub-Fund.

Other risks in lending portfolio securities include possible delay in receiving additional collateral or in the recovery of the loaned securities or the possible loss of rights in the collateral should the borrower fail financially.  In addition, an Underlying Fund or Sub-Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

When-Issued, Delayed Delivery and Forward Commitment Securities. To reduce the risk of changes in securities prices and interest rates, an Underlying Fund or a Sub-Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when an Underlying Fund or a Sub-Fund enters into the commitment, but the Underlying Fund or the Sub-Fund does not make payment until it receives delivery from the counterparty. After an Underlying Fund or a Sub-Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities.

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Securities purchased on a forward commitment, or when-issued or delayed delivery basis are subject to changes in value, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates and/or credit spreads. Securities so purchased may expose an Underlying Fund or a Sub-Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when an Underlying Fund or a Sub-Fund is fully or almost fully invested increases such Underlying Fund’s or Sub-Fund’s leverage which would magnify losses. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by an Underlying Fund or a Sub-Fund on a forward basis will not honor its purchase obligation. In such cases, an Underlying Fund or a Sub-Fund may incur a loss.

Side Pockets.  An Underlying Fund or a Sub-Fund may hold a limited portion of their portfolio investments in one or more specially-designated accounts (“Side Pockets”). Side Pockets are generally utilized to hold illiquid investments, the market values of which are not readily ascertainable. In addition, an investor, including the Fund, in an Underlying Fund and an investor, including an Underlying Fund, in a Sub-Fund which holds investments in Side Pockets is generally not able to redeem the portion of its interest in the Underlying Fund or the Sub-Fund that is attributable to the Side Pocket. The valuation of Side Pockets involves estimates, uncertainties and judgments, and if such valuations prove to be inaccurate or delayed, the NAV of an Underlying Fund, and correspondingly that of the Fund, may be overstated or understated. Because subscriptions and redemptions of the Fund are based on the Fund’s NAV any such overstatement or understatement may adversely affect incoming or redeeming Unitholders or remaining Unitholders. The Board has adopted policies governing the Fund’s participation in side pocket investments.

The Fund’s investment policies and restrictions do not apply to the activities and transactions of Underlying Funds in which assets of the Fund are invested (other than an affiliated Underlying Fund as may be described in the Prospectus), but will apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets).

REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF UNITS

Repurchase Offers

As discussed in the Prospectus, to provide a limited degree of liquidity to Unitholders, the Fund may from time to time offer to repurchase Units pursuant to written repurchase offers. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board in its sole discretion, pursuant to such repurchase offers. In determining whether the Fund should repurchase Units from Unitholders pursuant to written tenders, the Board will consider various factors, including but not limited to those listed in the Prospectus.

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Unless the Board determines that a repurchase offer should be funded by borrowings rather than a liquidation of any investments of the Fund and elects to commence the repurchase offer at a time closer to the Valuation Date, the Fund shall commence the repurchase offer and provide the Notice to each Unitholder at least one hundred and twenty (120) days prior to the Valuation Date set forth in the repurchase offer.  Generally, Unitholders must provide a written tender request as to their intention to tender all or a portion of their units at least 90 days prior to the Valuation Date.  The Board convenes quarterly to consider whether or not to authorize a repurchase offer.  The Board expects that repurchase offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a Valuation Date as of  March 31, June 30, September 30 or December 31 (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter).

The Board will cause the Fund to make offers to repurchase Units from Unitholders pursuant to written tenders only on terms it determines to be fair to the Fund and to Unitholders. When the Board determines that the Fund will repurchase Units, notice will be provided to each Unitholder describing the terms thereof, and containing information Unitholders should consider in deciding whether and how to participate in such a tender offer. If a repurchase offer is oversubscribed by Unitholders, the Fund generally will repurchase only a pro-rata portion of the Units tendered by each Unitholder.

The Fund’s assets consist primarily of interests in the Underlying Funds and the Beta Exposure. Generally, in order to finance the repurchase of Units pursuant to the tender offers, the Fund may liquidate all or a portion of its interest in an Underlying Fund and adjust the Beta Exposure.  The Fund may also use available cash to fund a repurchase offer.  Because interests in an Underlying Fund are generally not transferable, the Fund may withdraw a portion of its interest in an Underlying Fund only pursuant to the redemption terms of that Underlying Fund, which may include a redemption gate. To the extent that redemptions from an Underlying Fund exceed a gate, the amount of the Underlying Fund’s interests, which the Fund may tender for repurchase, will be reduced on a pro rata basis with other investors in the Underlying Fund and the Fund’s offer to repurchase its interests may be correspondingly reduced. The Fund may also borrow money in order to finance the repurchase of Units.

Payment for repurchased Units may require the Fund to liquidate a portion of its interest in the Exposure or in an Underlying Fund earlier than expected, which may result in losses, and may increase the Fund’s portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Board) to attempt to minimize potential losses and turnover resulting from the repurchase of Units.

Mandatory Redemptions

As noted in the Prospectus, the Fund has the right to repurchase Units of a Unitholder or any person acquiring Units from or through a Unitholder under certain circumstances. Such mandatory repurchases may be made if:

•
The Units have been transferred in violation of the Declaration of Trust or the Units have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Unitholder;

•
Ownership of the Units by a Unitholder or other person is likely to cause the Fund to be in violation of, or require registration of any Units under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

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•
Continued ownership of the Units may be harmful or injurious to the business or reputation of the Fund, the Board or the investment adviser or any of their affiliated persons, or may subject the Fund or any of the Unitholders to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	Any of the representations and warranties made by a Unitholder or other person in connection with the acquisition of the Units was not true when made or has ceased to be true;

•
With respect to a Unitholder subject to special regulatory or compliance requirements, such as those imposed by ERISA, as amended, the Bank Holding Company Act or certain Federal Communication Commission regulations, the Fund will likely be subject to additional regulatory or compliance requirements by virtue of such Unitholder continuing to hold Units;

•	A Unitholder owns less than 100 Units; or

•	It would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase the Units.

Transfers of Units

No person may become a substituted Unitholder without the written consent of the Board, which consent may be withheld for any reason in its sole discretion. A Unit (or portion of a Unit) held by a Unitholder may be transferred only (1) by operation of law due to the bankruptcy, insolvency, adjudicated incompetence, or dissolution of the Unitholder or (2) under certain limited circumstances, with the written consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). No transfer will be permitted unless the Fund consults with its counsel and counsel confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. Notwithstanding a finding that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally may not consent to a transfer of a Unit (or portion of a Unit) unless the following conditions are met: (1) the transferring Unitholder has been a Unitholder for at least six months; (2) the proposed transfer is to be made on the valuation date of an offer by the Fund to repurchase the Unit (or portion of the Unit); and (3) the transfer is one in which the tax basis of the Unit in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Unitholder (e.g., certain transfers to affiliates). Notice to the Fund of any proposed transfer of an interest must include evidence satisfactory to the Board that the proposed transferee is an Eligible Investor.

Any transferee that is an Eligible Investor and that acquires Units in the Fund by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetency, or dissolution of a Unitholder, will be entitled to the allocations and distributions allocable to the Units so acquired and to transfer such Units in accordance with the terms of the Declaration of Trust but will not be entitled to the other rights of a Unitholder unless and until such transferee becomes a substituted Unitholder as provided in the Declaration of Trust. If a Unitholder transfers Units with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee as a Unitholder. Each Unitholder and transferee is required to pay all expenses, including attorneys’ and independent registered public accounting firm’s fees, incurred by the Fund in connection with such transfer. If a transferee is not an Eligible Investor, the Fund reserves the right to redeem its Units. Any transfer of Units in violation of the Declaration of Trust will not be permitted and will be void.

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The Declaration of Trust provides, in part, that each Unitholder has agreed to indemnify and hold harmless the Fund, the Board, the Adviser, the Sub-Advisers, each other Unitholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Unitholder in violation of these provisions or any misrepresentation made by such Unitholder in connection with any such transfer.

BOARD OF TRUSTEES

The Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s businesses. The Board exercises the same powers, authority and responsibilities on behalf of the Fund, as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Trustees are not required to invest in the Fund or to hold Units of the Fund or an interest in the Fund. A majority of the Board are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (each an “Independent Trustee”).  The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Trustees and officers of the Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth below.  The first table lists the Trustee who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Trustee”). The address for all Trustees is c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

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Trustees

Name and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee(1):
Gary W. Gould Born: 1957	Principal Executive Officer, President and Trustee	Trustee since 2011	Managing Principal, Financial Solutions, Inc. (investment adviser) (1998 to present); Corporate Consulting Group, Inc. (investment adviser) (1985 to present)	1	None.
Independent Trustees:
Carol Befanis O’Donnell Born: 1956	Trustee	Trustee since 2012	Director of Legal and Compliance, Dara Capital U.S., Inc. (wealth advisory) (2013 to present); Special Counsel, Permal Group Inc. (asset management) (2008 to 2011); General Counsel & Chief Compliance Officer, Secretary, Permal Asset Management Inc. (asset management) (2004 to 2008).	1	The Geiger Trust (1989 to present); The Tors Trust, (2013 to present).
William S. Reeser Born: 1955	Trustee	Trustee since 2012	Chief Investment Officer, American Lebanese Syrian Associated Charities, Inc. (2006 to present); President, Reeser Advisory Services, Inc. (1997 to present)	1	None.

(1)	Mr. Gould is an Interested Trustee because of his affiliation with Financial Solutions, Inc., the Fund’s investment adviser.
(2)
Each Trustee serves until retirement, resignation or removal from the Board. Trustees may be removed in accordance with the Declaration of Trust with or without cause by written instrument signed by a majority of the Trustees or by vote of a majority of the Unitholders, at a meeting  holding at least two-thirds (2/3) of outstanding Units.

In addition to the information set forth in the table above, each trustee possesses other relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

Interested Trustee. Gary W. Gould: Mr. Gould has over seventeen years experience in the investment management business, including serving as president of two registered investment advisers. This experience, in conjunction with his role with the Adviser, allows Mr. Gould to contribute extensive knowledge concerning investment management generally, and the Fund’s strategies and investments specifically, to the Board.

Independent Trustees. Carol Befanis O’Donnell has extensive experience as a business attorney, including more than a decade in private practice as well as serving as General Counsel for multiple investment firms, enabling her to provide valuable perspective and insight as Trustee.

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William S. Reeser has more than ten years of experience managing an institutional endowment portfolio comprised of a variety of assets and with a significant exposure to alternative investment structures. As a Trustee, Mr. Reeser’s background, which includes multiple years of experience regarding the selection, due diligence and ongoing monitoring of alternative investment structures, contributes knowledge and skills targeted upon oversight of investments relevant to the Fund.

Principal Officers who are Not Trustees

The business address of each officer is c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years
Mark J. Seger Born: 1962	Treasurer and Principal Financial Officer	Since 2013	Co-Founder and Managing Director, Ultimus Fund Solutions, LLC (investment company service provider) (1999-present).
Tina H. Bloom Born: 1968	Secretary	Since 2013	Vice President-Director of Fund Administration, Ultimus Fund Solutions, LLC (2006-present).
David R. Carson Born: 1958	Chief Compliance Officer/Anti-Money Laundering Officer	Since 2013
Vice President-Director of Client Strategies, Ultimus Fund Solutions, LLC (2013 to present); Chief Compliance Officer and Anti-Money Laundering Officer, The Huntington Funds (mutual fund) (2005 to 2013); Chief Operating Officer, The Huntington Funds (2008 to 2013); Vice President, The Huntington Bank (2001 to 2013).

Theresa M. Bridge Born: 1969	Assistant Treasurer	Since 2013	Vice President-Mutual Fund Controller (2000-present).

(1)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

None of the Independent Trustees or officers currently holds or during the past two calendar years has held any positions with the Distributor, the Adviser, a Sub-Adviser, or any affiliates of the Fund, the Distributor, the Adviser or a Sub-Adviser.  In addition, during the past two calendar years, except as discussed below, none of the Independent Trustees has held a position with the Fund or any other fund or hedge fund advised by the Adviser, a Sub-Adviser or any of their affiliates or for which the Distributor or its affiliates served as principal underwriter, or any affiliates of the Fund.

To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 66⅔% of the Trustees are Independent Trustees.

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Trustee Ownership in the Fund and Family of Investment Companies

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Interested Trustee:
Gary W. Gould	Over $100,000	Over $100,000
Independent Trustees:
Carol Befanis O’Donnell	None	None
William S. Reeser	None	None

(1)	As of December 31, 2013.

Except as discussed below, as of December 31, 2013, no Independent Trustee (or his or her immediate family members) owned any class of securities of the Adviser, a Sub-Adviser, the Distributor or their affiliates. Ms. O’Donnell and her husband own limited partnership interests in Centennial Global Macro Fund LP, a private investment fund managed by Meritage Capital, LLC, a Fund Sub-Adviser. As of December 31, 2013, the aggregate value of Ms. O’Donnell’s interest (inclusive of those interests owned by her husband) was approximately $415,000, which is less than 1% of the value of the Centennial Global Macro Fund LP.

No Independent Trustee or officer of the Fund currently owns any Units of the Fund.

Independent Trustees Compensation

The table below shows the estimated compensation that is contemplated to be paid to the Trustees for the Fund’s fiscal year ended August 31, 2014, assuming a full fiscal year of operations.

Name	Position(s) Held with Company	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustee
Carol Befanis O’Donnell	Trustee	$10,000	N/A	N/A	$10,000
William S. Reeser	Trustee	$10,000	N/A	N/A	$10,000

Each Independent Trustee receives, in the aggregate, a retainer fee at the annual rate of $10,000.  Independent Trustees are reimbursed for their travel expenses related to Board meetings. The Trustees do not receive any pension or retirement benefits from the Fund. The officers of the Fund do not receive any additional compensation from the Fund.

Committees of the Board of Trustees

The Board has formed an Audit Committee composed of Ms. O’Donnell and Mr. Reeser. The functions of the Audit Committee are: (1) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund’s service providers; (2) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those statements; and (3) to the extent that Trustees are not members of the Audit Committee, to act as a liaison between the Fund’s independent registered public accounting firm and the Board.  The Audit Committee did not meet during the last fiscal year.  The Audit Committee convened initially in conjunction with the Fund’s December 2012 organization meeting and the Fund commenced operations in July 2013.

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The Board has formed a Nominating Committee composed of Ms. O’Donnell and Mr. Reeser. The Nominating Committee is responsible for nominating candidates for election or appointment as Independent Trustees and undertaking such other duties as shall be required of the Nominating Committee from time to time by the Board. Currently, the Nominating Committee does not consider nominees recommended by Unitholders. The Nominating Committee did not meet during the Fund’s last fiscal year.

The Board has formed a Valuation Committee composed of Mr. Gould, as PEO, Ms. O’Donnell and Mr. Reeser.  The Chairman of the Valuation Committee may also appoint Adviser employees as non‐voting committee members. The Valuation Committee is responsible for: (i) periodically reviewing the Fund’s procedures for valuing securities, and making any recommendations to the Fund with respect thereto; (ii) reviewing proposed changes to those procedures; (iii) periodically reviewing information regarding industry developments in connection with valuation; and (iv) periodically reviewing information regarding fair value and liquidity determinations made pursuant to the procedures, and making recommendations to the Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the Board simultaneously). The Valuation Committee did not meet during the last fiscal year.

The Board has formed a Qualified Legal Compliance Committee composed of Ms. O’Donnell and Mr. Reeser. The Qualified Legal Compliance Committee is responsible for evaluating and recommending resolutions to reports from attorneys servicing the Fund regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Fund or an employee or agent of the Fund.  The Qualified Legal Compliance Committee did not meet during the last fiscal year.

Overview of Risk Management

The Board is currently comprised of three Trustees.  Gary W. Gould, the Chairman of the Board, is an Interested Trustee of the Fund and the other Trustees are Independent Trustees.  The Independent Trustees have designated William S. Reeser as the Lead Independent Trustee.  The Lead Independent Trustee chairs Board meetings and executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees.

The Board plays an active role in the risk oversight of the Fund. The Trustees meet on a quarterly basis.  Trustees also participate in special meetings and conference calls as needed.  Legal counsel to the Fund provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to Fund:

•	Fund Performance/Portfolio Manager’s Commentary
•	Code of Ethics review
•	NAV Errors, if any
•	Distributor Compliance Reports

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•	Timeliness of SEC Filings
•	Dividends and other Distributions
•	Administrator and CCO Compliance Reports
•	Fair Valuation Reports

The Audit Committee meets at least annually with the Fund’s management and independent public accountants and considers reports provided by management and the independent public accountants regarding the Fund’s audited financial statements, the Fund's accounting policies and the Fund’s internal controls over financial reporting.  The Valuation Committee fair values the Fund’s interests in Underlying Funds (other than registered investment companies) monthly based on reports and information presented by the Adviser.  The Committees report directly to the Board.  The Nominating and Qualified Legal Compliance Committees meet as needed.

The Independent Trustees have engaged their own independent legal counsel to provide advice on regulatory, compliance and other topics.  In addition, the Board has engaged on behalf of the Trust a Chief Compliance Officer (“CCO”) who is responsible for overseeing the implementation of the Fund’s compliance program and for evaluating the effectiveness of the compliance programs of the Fund, the Adviser, each Sub-Adviser, and the Fund’s administrator, distributor, fund accountant and transfer agent. The CCO reports to the Board at least quarterly any material compliance items that have arisen, and annually the CCO provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Fund and its investment advisers, administrator, distributor, fund accountant and transfer agent. Periodically the CCO provides reports to the Board that, among other things:

•	Assess the quality of the information the CCO receives from internal and external sources;
•	Assess how Fund personnel monitor and evaluate risks;
•	Assess the quality and implementation of the risk management procedures of the Fund and certain service providers; and
•	Discuss economic, industry, and regulatory developments, and recommend changes to the Fund’s compliance program as necessary to meet new regulations or industry developments.

On an annual basis, the Board conducts an assessment of the Board’s and the Trustees' individual effectiveness in overseeing the Fund.  Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Fund or any of its service providers.  Based on the qualifications of each of the Fund’s Trustees, the risk management practices adopted by the Board and the committee structure adopted by the Board, and the size of the Board and the Fund, the Board believes that its leadership is appropriate.

Control Persons and Principal Holders of Securities

A principal shareholder is any Unitholder who owns of record or beneficially 5% or more of the outstanding Units of the Fund. A control person is a Unitholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Unitholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.  As of March 31, 2014, the Unitholders listed below owned approximately 5% or more of the outstanding Units of the Fund.

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Name and Address	Approximate % Interest of Fund
THE HELMERICH FOUNDATION 1437 S. BOULDER, #1400, TULSA, OK 74119	52.88%
VERNON INVESTMENT FUND LLC A 110 W. 7TH ST., STE. 1000, TULSA, OK 74119	19.19%
VERNON INVESTMENT FUND LLC B 110 W. 7TH ST., STE. 1000, TULSA, OK 74119	9.72%
CAPITAL MANAGEMENT CORP 110 W. 7TH ST. STE. 1000, TULSA, OK 74119	7.24%
CASCIA HALL FOUNDATION 2520 S. YORKTOWN AVE., TULSA, OK 74114	5.11%

INVESTMENT ADVISORY SERVICES

The Adviser

Pursuant to the terms of the Advisory Agreement dated as of February 26, 2013, the Adviser is responsible for developing, implementing and supervising the Fund’s continuous investment program in a manner reasonably consistent with the investment objective and policies of the Fund.

As compensation for services and facilities required to be provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser a monthly fee computed at the annual rate of 1.11% of the Fund’s average monthly net assets determined as of the last Business Day of each month.

The Adviser has contractually agreed to reduce the management fee and/or reimburse expenses to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to not more than 1.60% of the Fund’s average monthly net assets through April 30, 2015.  Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit in effect at the time the expenses were paid/waived. The Adviser Waiver Agreement may be terminated, after having been in effect for at least one (1) year, at any time upon sixty (60) days’ written notice, and without payment of any penalty prior to the completion of its term by the Board, on behalf of the Fund. No such termination shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination. For the fiscal year ended August 31, 2013, $21,696 in advisory fees were accrued by the Fund, $15,222 in advisory fees were waived by the Adviser, and the actual advisory fees retained by the Adviser were $6,474.

The Advisory Agreement provides that in the absence of (i) willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under the Advisory Agreement; (ii) reckless disregard of its obligations and duties under the Advisory Agreement; or (iii) a loss resulting from a breach of a fiduciary duty, the Adviser is not subject to any liability to the Fund or any Unitholder for any mistake of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services, including without limitation, any loss the Fund sustains with respect to the purchase, sale or retention of any security on behalf of the Fund. In addition, it provides that the Adviser may act as investment adviser for any other person, firm or corporation.

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The Adviser is wholly-owned and controlled by Gary W. Gould, a Trustee, Principal Executive Officer/President and Portfolio Manager of the Trust.  Mr. Gould is the sole principal and an officer and employee of the Adviser.

The Sub-Advisers

Pursuant to the terms of the Meritage Sub-Advisory Agreement and the Pluscios Sub-Advisory Agreement, each dated February 26, 2013, Meritage and Pluscios, respectively, is responsible for managing its Allocated Assets in a manner reasonably consistent with the investment objective and policies of the Fund.

Each of the Meritage Sub-Advisory Agreement and the Pluscios Sub-Advisory Agreement (each a “Sub-Advisory Agreement”) provides that in the absence of (i) willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under the Sub-Advisory Agreement; (ii) reckless disregard of its obligations and duties under the Sub-Advisory Agreement; or (iii) a loss resulting from a breach of a fiduciary duty, the Sub-Adviser is not subject to any liability to the Fund, the Adviser or any Unitholder for any mistake of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services, including without limitation, any loss the Fund sustains with respect to the purchase, sale or retention of any security on behalf of the Fund. In addition, it provides that the Sub-Adviser may act as investment adviser for any other person, firm or corporation.

Meritage and Pluscios have each executed an agreement with the Adviser under which each agrees to waive a portion of its sub-advisory fees payable to it by the Adviser.  Each Sub-Advisory Waiver Agreement provides that the applicable Sub-Adviser will waive its contractual fee in an amount equal to the value of the annual advisory fees waived and/or Fund expenses reimbursed by the Adviser (as a percentage of the annual advisory fee) under the Adviser Waiver Agreement up to a maximum of 50% of the Sub-Adviser’s annual contractual fee through April 30, 2015..  Pursuant to each Sub-Advisory Agreement, if the Adviser recoups all or a portion of the Adviser Waiver for any period permitted under the Adviser Waiver Agreement. The Adviser shall use that recoupment to reimburse a Sub-Adviser in an amount equal to its Sub-Adviser Waiver for the Recoupment Period.  If the amount of the recoupment paid by the Fund is less the Adviser Waiver for the Recoupment Period, the Adviser shall reimburse the Sub-Adviser in an amount equal to the Sub-Advisory Waiver for the Recoupment Period multiplied by the ratio of the recoupment amount to the Adviser Waiver.

As compensation for services and facilities required to be provided by Meritage as Sub-Adviser under its Sub-Advisory Agreement dated as of February 26, 2013, the Adviser (and not the Fund) will pay Meritage a monthly fee computed at the annual rate of 0.75% of the Allocated Assets, determined as of the last Business Day of the month. For the fiscal year ended August 31, 2013, $3,757 in subadvisory fees were accrued by the Adviser, $819 in subadvisory fees were waived by Meritage, and the actual subadvisory fees paid to Meritage were $2,938.

Meritage is controlled through equity interests held by Thomas J./Lynn M. Meredith and Alex C. Smith, through direct ownership and also indirectly through Zilker Park Partners, LLC, a holding company.

As compensation for services and facilities required to be provided by Pluscios under its Sub-Advisory Agreement dated as of February 26, 2013, the Adviser (and not the Fund) will pay Pluscios a monthly fee computed at the annual rate of 0.87% of the Allocated Assets determined as of the last Business Day of the month. For the fiscal year ended August 31, 2013, $3,376 in subadvisory fees were accrued by the Adviser, $738 in subadvisory fees were waived by Pluscios, and the actual subadvisory fees paid to Pluscios were $2,638.

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Pluscios is controlled through equity interests by Constance T. Teska and Kelly A. Chesney.

ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT AND COMPLIANCE SERVICES

Prior to December 16, 2013, Atlantic, located at Three Canal Plaza, Suite 600, Portland, Maine 04101, provided administration, compliance, fund accounting and transfer agency services to the Fund pursuant to a Services Agreement.  For its services, the Fund paid Atlantic an annual bundled fee for administration, compliance, fund accounting and transfer agency services. The Fund also paid Atlantic certain surcharges and shareholder account fees. The fee was accrued and paid monthly based on the net assets, transactions and positions for the prior month.

Since December 16, 2013, Ultimus, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 has provided administration, compliance, fund accounting and transfer agency services to the Fund pursuant to a Services Agreement (the “Ultimus Services Agreement”).  For its services, the Fund pays Ultimus an annual bundled fee for administration, fund accounting and transfer agency services and a separate fee for compliance services.  The Fund also pays Ultimus for out-of-pocket expenses incurred on the Fund’s behalf.  The fee is accrued and paid monthly based on the net assets for the prior month.

As administrator, Ultimus administers the Fund’s operations in such manner and to such extent as may be authorized by the Board.  The administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of each Fund’s tax returns, financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and persons suitable to the Board to serve as officers of the Trust; (5) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and in the preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Fund and other relevant parties, preparing and disseminating materials for meetings of the Board.

As fund accountant, Ultimus provides fund accounting services to the Fund. These services include calculating the NAV of the Fund.

Ultimus provides a Principal Financial Officer, a Chief Compliance Officer, a Secretary, an Assistant Treasurer, and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions, pursuant to the Ultimus Services Agreement.

The Ultimus Services Agreement continues in effect, unless earlier terminated by the Fund or Ultimus, for a period of two years. Thereafter, unless otherwise terminated, the Ultimus Services Agreement shall be renewed automatically for successive one-year periods.  The Ultimus Services Agreement may be terminated without penalty for cause (as defined in the Ultimus Services Agreement) upon the provision of thirty (30) days’ advance written notice by the party alleging cause. After the initial two-year term, the Ultimus Services Agreement may also be terminated without penalty by provision of one hundred twenty (120) days’ written notice.

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Under the Ultimus Services Agreement, Ultimus is liable for any damages arising directly or indirectly out of Ultimus' failure to perform its duties under the agreement to the extent such damages arise directly or indirectly out of Ultimus' willful misfeasance, bad faith, negligence in the performance of its duties, or reckless disregard of its obligations and duties under the agreement.  Ultimus’ maximum cumulative aggregate liability under the agreement is limited to the total fees Ultimus was paid in the most-recent twenty-four-month period, provided that if such date is during the first twenty-four (24) months of the agreement, then Ultimus’ cumulative liability shall not exceed the total amount of compensation paid or payable by the Fund to Ultimus under the agreement during the first twenty-four (24) months of this Agreement.  The limitation on liability, however, does not apply to any liability arising as a result of the willful default, fraud or negligence of Ultimus.

For the fiscal year ended August 31, 2013, $11,693 in services fees were accrued by the Fund, $1,667 in services fees were waived by Atlantic, and the actual services fees paid to Atlantic were $10,026.

DISTRIBUTOR

The Distributor, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, acts as distributor of the Units during the continuous offering of the Units pursuant to the Distribution Agreement.  Pursuant to the Distribution Agreement, the Distributor bears all of its expenses of providing distribution services as described under that agreement.  The Fund assumes and pays all charges and expenses of its operations not specifically assumed or otherwise to be provided by the Distributor under the Distribution Agreement.  The Fund pays, among other things:  (i) all fees and expenses in connection with the registration of the Fund and the Units under the United States securities laws and the registration and qualification of Units for sale in the various jurisdictions in which the Fund shall determine it advisable to qualify such Units for sale; and (ii) the cost of preparing and printing of sufficient copies of the Fund’s Prospectus, SAI, and any other sales material (and any supplements or amendments thereto).

The Distribution Agreement continues in effect for two years from the date of its execution and from year to year thereafter, so long as such continuance is approved at least annually by a vote of the Board or the vote of a majority of the outstanding Units of the Fund, in accordance with Section 15 of the 1940 Act.

The Distribution Agreement may be terminated, without the payment of any penalty (i) through a failure to renew the Distribution Agreement at the end of a term, or (ii) upon mutual consent of the Fund and the Distributor.  Further, the Distribution Agreement may be terminated upon no less than 60 days’ written notice, by either the Fund through a vote of a majority of the Independent Trustees, and have no direct or indirect financial interest in the operation of this Agreement or by a vote of a majority of the outstanding voting securities of the Fund, in accordance with, and as defined in, Section 15 of the 1940 Act, or by the Distributor.

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Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the Units.

The Distributor is not affiliated with the Adviser, Ultimus, or the Custodian.

CUSTODIAN

Union Bank, N.A. serves as the custodian of the Fund’s assets, and may maintain custody of assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies). Assets of an Underlying Fund are not held by the Adviser or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 350 California Street, 6th Floor, San Francisco, California 94104.

The Underlying Funds in which the Fund may invest, including those for which a Sub-Adviser also provides advisory services, custody their assets with unaffiliated qualified custodians such as banks. These Underlying Funds disseminate audited financial statements to investors at least annually.

PORTFOLIO MANAGER

The person responsible for investment decisions with respect to the Fund is: Mr. Gary W. Gould.  Mr. Gould has managed Alpha strategies since October 1, 1998. He has seventeen years of experience utilizing and providing due diligence on individual Hedge Fund and Hedge Fund of Funds strategies. In addition, Mr. Gould has fifteen years of experience utilizing financial futures to provide Beta exposure.

Account Management Disclosure

The following information is as of August 31, 2013 and is for the person who is primarily responsible for day-to-day management of the Fund:

	Number of Other Accounts Managed And Assets by Account Type			Number of Accounts and Assets For Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles ($mils)	Other Accounts ($mils)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Gary W. Gould	0	0	9 ($995 million)	0	0	0

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Beneficial Ownership By Portfolio Manager

As of August 31, 2013, the Portfolio Manager owned Units valued in the range of $100,001-$500,000.

Compensation Disclosure

The Portfolio Manager receives a salary from the Adviser and participates in the profitability of the Adviser based on his ownership of the Adviser.

Conflicts of Interest

The investment activities of the Portfolio Manager with respect to the Fund and with respect to other accounts he manages may give rise to conflicts of interest that may disadvantage the Fund.  For example, the Portfolio Manager manages other accounts with like investment strategies and the fees paid by the Fund and the other accounts could differ.  Thus, the Portfolio Manager could favor one account over another in allocating new investment opportunities that have limited supply or in the order in which it places orders to redeem identical investments.  The Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Manager are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis and redeem investments proportionally.

PORTFOLIO TRANSACTIONS

Purchases and Sales of Underlying Funds and Other Investments

The Fund will purchase interests in an Underlying Fund directly from the Underlying Fund and such purchases may be, but are generally not, subject to transactional expenses.

Purchases and sales of portfolio investments that are Fixed Income Securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions.  In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers).  These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities.

Purchases and sales on an exchange are generally subject to commission charges which are negotiated.  Purchases and sales in the over-the-counter markets are effected pursuant to principal transactions with a market maker.

When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

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In the case of transactions in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

For the fiscal year ended August 31, 2013, the Fund did not pay any brokerage commissions.

The Adviser and Sub-Advisers may place portfolio transactions with broker-dealers selected by and at the discretion of the Adviser and Sub-Advisers.  The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions.  Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser and Sub-Advisers in their best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser and Sub-Advisers seek “best execution” for all portfolio transactions.  Although, the Adviser and Sub-Advisers seek the most favorable price and execution available, the Fund may not always obtain the best price or pay the lowest commission.  The Adviser and Sub-Advisers seek to obtain the most favorable price and execution available to the Fund by evaluating factors such as the cost of dealer spreads or commissions paid in connection with securities transactions, the size of the order, difficulty of execution, speed and quality of execution as well as any risk involved in the transaction.  The Adviser and Sub-Advisers may also utilize a broker and pay a less favorable commission if such broker has specific expertise in a particular type of transaction.

Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors but is not expected to exceed 100% per year.  An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased transaction costs to the Fund and a possible increase in short-term capital gains (taxable to Unitholders as ordinary income when distributed to them) or losses.

Portfolio turnover rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, are excluded from the calculation of portfolio turnover rate.

THE FUND EXPENSES

The Fund will bear all expenses incurred in its business and operations. Expenses borne by the Fund include, but are not limited to, the following:

•	All costs and expenses associated with the registration of the Fund under, and compliance with, any applicable federal or state laws;

•
Attorneys’ fees and disbursements associated with updating the Fund’s registration statement, Prospectus and other offering related documents (the “Offering Materials”); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys’ fees and disbursements associated with the preparation and review thereof;

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•	The costs and expenses of holding meetings of the Board and any meetings of Unitholders, including legal costs associated with the preparation and filing of proxy materials;

•
The fees and disbursements of the Fund’s counsel, legal counsel to the Independent Trustees, independent registered public accounting firm for the Fund and other consultants and professionals engaged on behalf of the Fund;

•	All costs and expenses associated with the Fund’s tender offers;

•	The fees payable to various service providers;

•	All costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Unitholders;

•	The costs of a fidelity bond and any liability insurance obtained on behalf of the Fund;

•	All expenses associated with computing the Fund’s NAV, including any equipment or services obtained for these purposes; and

•	Such other types of expenses as may be approved from time to time by the Board.

The Underlying Funds bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund. The Underlying Fund Managers generally will charge asset-based fees to and receive performance-based allocations from the Underlying Funds, which will generally reduce the investment returns of the Underlying Funds and the amount of any distributions from the Underlying Funds to the Fund. These expenses, fees and allocations will be in addition to those incurred by the Fund itself.

CODE OF ETHICS

The Fund, the Adviser and Sub-Advisers have each adopted a code of ethics. Each code is designed to detect and prevent improper personal trading by persons subject to the code. A code of ethics permits persons subject to the code to invest in securities that may be purchased or held by the Fund, including securities that may be purchased or held by an Underlying Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics of the Fund, the Adviser, and each Sub-Adviser is included as exhibits to the Fund’s registration statements filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The codes of ethics are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

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VOTING OF PROXIES

A copy of the Fund’s proxy voting procedures are included in Exhibit A to this SAI. The proxy voting policies of each of the Adviser, Meritage and Pluscios are included as Exhibit B, Exhibit C, and Exhibit D, respectively, to this SAI. Information regarding how the Fund voted proxies relating to securities of the Fund during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling (877) 379-7380; and (ii) on the SEC’s website at http://www.sec.gov.

CERTAIN TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in Units.  This summary does not purport to be a complete description of the income tax considerations applicable to such an investment.  For example, the following does not describe tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of Unitholders subject to special treatment under U.S. federal income tax laws, including Unitholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions.  This summary assumes that Unitholders hold Units as capital assets (generally, property held for investment).  The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion.  The Fund has neither sought nor will seek any ruling from the IRS regarding this offering.  This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local income tax.  It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

A “U.S. Unitholder” is a beneficial owner of Units that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•
a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Unitholder” is a beneficial owner of Units that is not a U.S. Unitholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Units, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.  A prospective Unitholder that is a partnership holding Units or a partner of such a partnership should consult its tax advisers with respect to the purchase, ownership and disposition of Units.

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Tax matters are very complicated and the tax consequences to an investor of an investment in Units will depend on the facts of its particular situation. Unitholders are encouraged to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

The Fund intends to elect to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Code.  As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to Unitholders as dividends.  To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to Unitholders, for each taxable year, an amount equal to at least 90% of the Fund’s “investment company taxable income,” which is generally its ordinary income plus the excess of realized net short-term capital gain over realized net long-term capital loss, reduced by deductible expenses, which is referred to as the “Annual Distribution Requirement.”

Taxation as a RIC

If the Fund:

•	qualifies as a RIC; and
•	satisfies the Annual Distribution Requirement;

then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, realized net long-term capital gain in excess of realized net short-term capital loss) distributed to Unitholders.  The Fund will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to Unitholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of: (1) 98% of the Fund’s ordinary income for each calendar year; (2) 98.2% of the Fund’s capital gain net income for the one-year period generally ending October 31 in that calendar year; and (3) any income realized, but not distributed, in preceding years, which is referred to as the “Excise Tax Avoidance Requirement.”  The Fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•
derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or currencies, which the Fund refers to as the “90% Income Test;” and

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•	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

-
at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer; and

-
no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, the securities of two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships which the Fund refers to as the “Diversification Tests.”

To facilitate compliance with the RIC tax requirements, the Fund intends to invest substantially all of the Alpha Engine in “passive foreign investment companies” or “PFICs.”  A PFIC is an offshore investment fund that is treated as a corporation for U.S. tax purposes.  Investments in PFICs may involve costs, including withholding taxes, that the Fund would not incur if it invested in U.S. domestic investment funds.  Also, legislation enacted on March 18, 2010, commonly referred to as FATCA, generally will require a PFIC to registered with the Internal Revenue Service by June 30, 2014 and agree to identify certain of its direct and indirect U.S. account holders in order to avoid a U.S. withholding tax of 30% on certain payments (including payments of gross proceeds) made with respect to actual and deemed U.S. investments.

The Fund may also be required to recognize taxable income from PFIC investments in circumstances in which the Fund does not receive cash. Specifically, the Fund intends to elect to mark-to-market at the end of each taxable year its shares in Underlying Funds that are classified as PFICs for U.S. federal income tax purposes. The Fund expects that all or substantially all of the Underlying Funds will be treated as PFICs for which it intends to make a mark-to-market election. As a result, with respect to its investments in PFICs, at the end of each taxable year the Fund will recognize as ordinary income any increase in the value of such interests, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Because any mark-to-market income will be included in investment company taxable income for each taxable year, the Fund may be required to make a distribution to Unitholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.

If the Fund borrows money, the Fund may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on the Fund’s payment of dividends may prevent the Fund from meeting the Annual Distribution Requirement, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC, or subject the Fund to the 4% excise tax.

The Fund is permitted under the 1940 Act (and is expected) to borrow funds and to sell assets in order to satisfy distribution requirements. However the Fund, under the 1940 Act, is not permitted to make distributions to Unitholders while its debt obligations and senior securities are outstanding unless certain asset coverage tests are met. Moreover, the Fund’s ability to dispose of assets to meet the distribution requirements may be limited by: (1) the illiquid nature of its portfolio; and (2) other requirements relating to the Fund’s status as a RIC, including the Diversification Tests.

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If the Fund disposes of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If the Fund fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the Fund will be subject to tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to Unitholders. In that case, all of the Fund’s income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to Unitholders. In contrast, assuming the Fund qualifies as a RIC, its corporate-level U.S. federal income tax should be substantially reduced or eliminated.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Unitholders

Distributions by the Fund generally are taxable to U.S. Unitholders as ordinary income or long-term capital gain. Distributions of the Fund’s “investment company taxable income” (which is, generally, ordinary income plus realized net short-term capital gain in excess of realized net long-term capital loss, reduced by deductible expenses) will be taxable as ordinary income to U.S. Unitholders to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional Units. Distributions will not be eligible for the dividends received deduction allowed to corporate Unitholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions of the Fund’s net capital gain (which is generally the Fund’s realized net long-term capital gain in excess of realized net short-term capital loss) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Unitholder as long-term capital gains, currently subject to reduced rates of U.S. federal income tax in the case of non-corporate U.S. Unitholders, regardless of the U.S. Unitholder’s holding period for its Units and regardless of whether paid in cash or reinvested in additional Units. However, due to the Fund’s principal investment strategy focusing on investments in PFICs, most of the Fund’s income is expected to be ordinary income, and therefore most distributions are not expected to be designated as “capital gain dividends” eligible for the reduced rate of tax. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Unitholder’s adjusted tax basis in such Unitholder’s Units and, after the adjusted basis is reduced to zero, will constitute capital gain from the sale of Units to such U.S. Unitholder.

Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8% “Medicare tax” imposed for taxable years beginning after 2012.  The tax applies to individuals who have net investment income and adjusted gross income in excess of certain thresholds, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. The tax also applies to trusts and estates that have undistributed net investment income and adjusted gross income that would be subject to the maximum income tax rate for an estate or trust.

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For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Unitholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Unitholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. Unitholders on December 31 of the year in which the dividend was declared. Unitholders who receive distributions in the form of Units will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions. Dividends and other taxable distributions are taxable to Unitholders even though they are reinvested in additional Units.

Pursuant to the Fund’s “opt out” dividend reinvestment plan, when the Fund declares a dividend, each Unitholder that has not made a Distribution Election will automatically have their dividends reinvested in additional Units. To the extent Unitholders make a Distribution Election, the Fund may pay any or all such dividends in a combination of cash and Units. Depending on the circumstances of the Unitholder, the tax on the distribution may exceed the amount of the distribution received in cash, if any, in which case such Unitholder would have to pay the tax using cash from other sources. A Unitholder that receives Units pursuant to a distribution generally has a tax basis in such Units equal to the amount of cash that would have been received instead of Units as described above and a holding period in such Units that begins on the Business Day following the payment date for the distribution.

A U.S. Unitholder generally will recognize taxable gain or loss if the U.S. Unitholder sells or otherwise disposes of its Units. Such Unitholder’s gain or loss is generally calculated by subtracting from the gross proceeds the cost basis of its Units sold or otherwise disposed of. Upon such disposition of such Unitholder’s Units, the Fund will report the gross proceeds and cost basis to such Unitholder and the IRS. For each disposition, the cost basis will be calculated using the Fund’s default method of first-in, first-out, unless such Unitholder instructs the Fund in writing to use a different calculation method permitted by the IRS, including average cost or specific Unit lot identification. The cost basis method elected by the Unitholder (or the cost basis method applied by default) for each disposition of Units may not be changed after the settlement date of each such disposition of Units. If a Unitholder holds its Units through a broker (or other nominee), such Unitholder should contact that broker (nominee) with respect to reporting of cost basis and available elections for its account. Unitholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Any gain arising from a sale or disposition generally will be treated as long-term capital gain or loss if the Unitholder has held its Units for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Units held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Units. In addition, all or a portion of any loss recognized upon a disposition of Units may be disallowed if other Units are purchased (whether through reinvestment of distributions or otherwise) within 30 calendar days before or after the disposition.

In general, non-corporate U.S. Unitholders currently are subject to reduced rates of U.S. federal income tax on their net capital gain (generally, the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Units). Such rate currently is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Unitholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate that also applies to ordinary income. Non-corporate U.S. Unitholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. Unitholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Unitholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

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The Fund will send to each U.S. Unitholder, as promptly as possible after the end of each calendar year, but in no event later than the Fund’s distribution of Form 1099, a notice detailing, on a per Unit and per distribution basis, the amounts includible in such U.S. Unitholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Unitholder’s particular situation.

The Fund may be required to withhold U.S. federal income tax, or “backup withholding,” currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. Unitholder (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such Unitholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies the Fund that such Unitholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Unitholder’s U.S. federal income tax liability and may entitle such Unitholder to a refund; provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Unitholders

Whether an investment in Units is appropriate for a Non-U.S. Unitholder will depend upon that person’s particular circumstances. An investment in Units by a Non-U.S. Unitholder may have material and adverse tax consequences. Non-U.S. Unitholders should consult their tax advisers before investing in Units.

Distributions of the Fund’s “investment company taxable income” to Non-U.S. Unitholders, subject to the discussion below, will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Unitholder, and, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the Non-U.S. Unitholder, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, the Fund will not be required to withhold federal tax if the Non-U.S. Unitholder complies with applicable certification and disclosure requirements. Special certification requirements apply to certain foreign entities, including foreign trusts and foreign partnerships, and Non-U.S. Unitholders are urged to consult their tax advisers in this regard.

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Actual or deemed distributions by the Fund of capital gain dividends to a Non-U.S. Unitholder and gain realized by a Non-U.S. Unitholder upon the sale of Units will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax (a) unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Unitholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Unitholder in the United States or (b) the Non-U.S. Unitholder is an individual, has been present in the United States for 183 calendar days or more during the taxable year, and certain other conditions are satisfied.

If the Fund distributes its net capital gain, if any, in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. Unitholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. Unitholder’s allocable share of the tax the Fund pays on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. Unitholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Unitholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Unitholder, distributions (both actual and deemed), and gains realized upon the sale of the Fund’s common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty). Accordingly, investment in Units may not be appropriate for certain Non-U.S. Unitholders.

A Non-U.S. Unitholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Unitholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Unitholder or otherwise establishes an exemption from backup withholding.

FATCA will generally impose a U.S. withholding tax of 30% on payments to certain foreign entities of U.S.-source dividends and the gross proceeds from dispositions of shares that produces U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. To avoid withholding under these provisions, certain Non-U.S. Unitholders may need to enter into information-sharing agreements with the IRS in which they agree to identify and report information to the IRS each year on their U.S. accounts and withhold on “passthrough payments” to certain accountholders or owners who do not provide information or comply with the FATCA requirements. Non-U.S. Unitholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of Units. While these withholding tax provisions were to have been effective beginning in 2013, the U.S. Treasury Department and the IRS have indicated in a notice issued on October 24, 2012, of a phased-in implementation of these provisions, with withholding on income payments, other than gross proceeds, to begin on January 1, 2014, and withholding on withholdable payments in the form of gross proceeds to begin on January 1, 2017, and with withholding on certain “passthrough payments” to begin on January 1, 2017.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Units.

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Failure to Qualify as a RIC

If the Fund were unable to qualify for treatment as a RIC, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate rates. The Fund would not be able to deduct distributions to Unitholders, nor would they be required to be made. Distributions would generally be taxable to non-corporate Unitholders as ordinary dividend income eligible for the reduced rates of U.S. federal income tax to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. Unitholders would be eligible for the dividends received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Unitholder’s tax basis, and any remaining distributions would be treated as a capital gain. If the Fund were to fail to meet the RIC requirements in its first taxable year or, with respect to later years, for more than two consecutive years, and then to seek to requalify as a RIC, the Fund would be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding ten year period.

CERTAIN ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to assets of an ERISA Plan, or a plan or other arrangement such as an IRA or Keogh plan subject to Section 4975 of the Code should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Fund.

ERISA imposes general and specific responsibilities on persons who are “fiduciaries” for purposes of ERISA with respect to an ERISA Plan, including the duty of prudence, the suitable allocation of assets within and across different asset classes, the avoidance of prohibited transactions and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, a fiduciary of an ERISA Plan must comply with rules adopted by the DOL, which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of an ERISA Plan must: (1) give appropriate consideration to, among other things, the role that the investment plays in the Plan’s portfolio, taking into account whether the investment is designed reasonably to further the Plan’s purposes; (2) examine the risk and return factors associated with the investment; (3) assess the portfolio’s composition with regard to the suitable allocation of assets within and across different asset classes, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the Plan; (4) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the Plan’s funding objectives; and (5) consider limitations imposed by ERISA on the fiduciary’s ability to delegate fiduciary responsibilities to other parties.

Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL’s regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the Plan would be suitably allocated within and across different asset classes if the investment is made. If a fiduciary of an ERISA Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the Plan, the fiduciary may be held personally liable for losses incurred by the Plan as a result of the breach.

Regulations promulgated by the DOL provide that, because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of ERISA Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. As a result: (1) none of the Adviser, the Sub-Advisers, Underlying Fund Managers or managers of Sub-Funds will be fiduciaries with respect to those Plans within the meaning of ERISA, such that these parties will not be subject to ERISA’s fiduciary standards described above in their activities; and (2) transactions involving the assets and investments of the Fund, the Alpha Engine, Buffer Account, and the Beta Exposure will not be subject to the provisions of ERISA or Section 4975 of the Code, which might otherwise constrain the management of these entities. The Adviser will require an ERISA Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for its investments, are aware of and understand the Fund’s investment objective, policies and strategies; and that the decision to invest Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

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Certain prospective Plan investors may currently maintain relationships with the Adviser or the Sub-Advisers or with other entities that are affiliated with the Adviser or the Sub-Advisers. Each of the Adviser or the Sub-Advisers and their affiliates may be deemed to be a party in interest or disqualified person (as defined in ERISA and the Code, respectively) to and/or a fiduciary of any Plan to which it provides investment management, investment advisory or other services. ERISA and the Code prohibit Plan assets to be used for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Prior to a Plan’s investment in the Fund, each Fiduciary of the Plan that is responsible for the Plan’s investments will be required to execute a subscription document on behalf of the Plan and to personally represent that: (A) each Fiduciary is a “fiduciary” of such Plan within the meaning of Section 4975(e)(3) of the Code or other comparable non-ERISA laws and such person is authorized to execute the subscription document on behalf of the Plan; (B) each Fiduciary responsible for the Plan’s investments has executed the subscription document; (C) each Fiduciary is: (1) responsible for the decision to invest in the Fund; and (2) qualified to make such investment decision; (D) the decision to invest the Plan’s assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and other applicable laws; (E) the purchase of the Unit(s) by the Plan will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the IRC; and (F) unless otherwise indicated in writing to the Fund, the Plan is not a participant-directed defined contribution plan.

The provisions of ERISA and Section 4975 of the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion contained in this SAI, is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

VALUATION OF ASSETS

The Fund will compute its NAV based on the market close as of the last Business Day of each month or at such other times as approved by the Board. The NAV of the Fund will equal the value of the assets of the Fund less all of its liabilities, including accrued fees and expenses. It is expected that the assets of the Fund will consist primarily of the Fund’s interest in the Underlying Funds, the Beta Exposure and the Buffer Account.

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The Board has approved valuation procedures pursuant to which the Fund’s Valuation Committee will value Fund investments in Underlying Funds at fair value. As a general matter, the fair value of the Fund’s interest in an Underlying Fund will represent the amount that the Fund could reasonably expect to receive from an Underlying Fund or from a third party if the Fund’s interest were redeemed or sold at the time of valuation, based on information available at the time the valuation is made and that the Fund reasonably believes to be reliable. In accordance with these procedures, fair value ordinarily will be the value determined as of each month end for each Underlying Fund in accordance with the Underlying Fund’s valuation policies and reported by the Underlying Fund at or about the time of such valuation to the Fund or its agent. The Fund may not have an Underlying Fund’s reported valuation as of the time that the Fund calculates its NAV in the event that the Underlying Fund does not report a value to the Fund on a timely basis. In such cases, the Valuation Committee would determine the fair value of such an Underlying Fund based on any relevant information available at the time of determination, including the most recent value reported by the Underlying Fund. Any values reported as estimated or final values will reasonably reflect market values of securities for which market quotations are available or fair value as of the date an Underlying Fund determines its NAV.

Prior to investing in any Underlying Fund, the Adviser and/or the Sub-Advisers will conduct a due diligence review of the valuation methodology utilized by the Underlying Fund. As a general matter, such review will include a determination of whether the Underlying Fund utilizes market values when available, and otherwise utilizes principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Valuation Committee will consider valuations provided by Underlying Funds in determining their respective fair values, the Fund and its agents will not be able to confirm independently the accuracy of valuation calculations provided by the Underlying Funds (which are unaudited except for the NAV calculation as of fiscal year end).

The Fund’s valuation procedures require the Valuation Committee to consider relevant information available at the time that assesses the fair value of Fund portfolio asset. The Valuation Committee will consider such information, and may conclude in certain circumstances that the information provided by an Underlying Fund Manager does not represent the fair value of the Fund’s interests in the Underlying Fund. Although redemptions of interests in Underlying Funds are subject to advance notice requirements, Underlying Funds will typically make available NAV information to their investors which represents the price at which, even in the absence of redemption activity, the Underlying Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Underlying Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following the Fund’s valuation procedures, in the absence of specific transaction activity in interests in a particular Underlying Fund, the Fund may consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. Consistent with industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Underlying Fund. In other cases, as when an Underlying Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Underlying Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Underlying Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

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The valuations reported by the Underlying Funds may be subject to later adjustment by the Underlying Fund Managers or Underlying Funds’ administrators, based on information reasonably available at that time. For example, fiscal year-end NAV calculations of the Underlying Funds are audited by those funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the NAV of the Fund, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by Unitholders who had their Units repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations adversely affect the Fund's NAV, the outstanding Units will be adversely affected by prior repurchases to the benefit of Unitholders who had their Units repurchased at a NAV per Unit higher than the adjusted amount.

Conversely, any increases in the NAV per Unit resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Units and to the detriment of Unitholders who previously had their Units repurchased at a NAV per Unit lower than the adjusted amount. The same principles apply to the purchase of Units. New Unitholders may be affected in a similar way.

The valuation procedures approved by the Board provide that, where deemed appropriate by the Valuation Committee and consistent with the 1940 Act, investments in Underlying Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be valued in a manner that the Valuation Committee, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Valuation Committee are fair to the Fund and consistent with applicable regulatory guidelines.

To the extent the Adviser and the Sub-Advisers invest the assets of the Fund in securities or other instruments that are not investments in Underlying Funds, the Fund will generally value such assets as described below. Securities traded or dealt in one or more securities exchanges and not subject to restrictions against resale in the market are generally valued at the last quoted sale on the primary exchange on which the securities are traded, or in the absence of a sale, at the mean of the last bid and asked prices.  Securities not traded on any securities exchange for which over-the-counter market quotations are readily available shall be valued at the mean of the last bid and asked prices.  Debt securities may also be valued based on broker/dealer supplied quotations or pursuant to matrix pricing provided by a Board approved pricing service.  Matrix pricing is a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity.  Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost. Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s NAV per share. If market quotations are not readily available or deemed to be unreliable by the Adviser or a Sub-Adviser, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for an asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Valuation Committee will reevaluate its fair value methodology for such securities to determine what, if any, adjustments should be made to the methodology.

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Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Fund’s Board.

The Adviser and the Sub-Advisers act as investment adviser to other clients that may invest in securities for which no public market price exists. The Adviser, the Sub-Advisers or other parties responsible for valuing such securities may use other methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Fund and other clients. Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Adviser’s management fees and the costs of any borrowings, are accrued on a monthly basis on the day that the NAV is calculated and taken into account for the purpose of determining the NAV.

Prospective Unitholders should be aware that situations involving uncertainties as to the value of Fund positions could have an adverse effect on the NAV of the Fund if the value judgments of the Valuation Committee, the Board, Underlying Fund Managers, or managers of Sub-Funds should prove incorrect. Also, Underlying Fund Managers and managers of Sub-Funds will only provide determinations of the NAV of Underlying Funds or Sub-Funds on a periodic basis, typically monthly. Consequently, it may not be possible to determine the NAV of the Fund more frequently.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

BBD, LLP (“BBD”) serves as the independent registered public accounting firm of the Fund.  Its principal business address is 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 and the services that it provides to the Fund includes audit services and tax services. BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion. BBD also reviews certain regulatory filings of the Fund.

Bernstein Shur Sawyer & Nelson serves as Counsel to the Independent Trustees and Legal Counsel of the Fund. Its principal business address is 100 Middle Street, Portland, Maine 04101.

SUMMARY OF DECLARATION OF TRUST

The following is a summary description of additional items and of select provisions of the Declaration of Trust that are not described elsewhere in this SAI or in the Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the form of Declaration of Trust a copy of which is included as an exhibit to the Trust’s Registration Statement filed with the SEC.

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Liability of Unitholders. Under Delaware law and the Declaration of Trust, a Unitholder will not be liable for the debts, obligations, liabilities and expenses of the Fund solely by reason of being a Unitholder, except that the Unitholder may be obligated to reimburse the Fund pursuant to the Declaration of Trust to repay any funds wrongfully distributed to the Unitholder. The Trustees have no power to bind any Unitholder personally or to call upon any Unitholder for the payment of any sum of money or assessment whatsoever other than such as the Unitholder may from time to time personally agree to pay pursuant to the terms of the Declaration of Trust or by way of subscription for Units or otherwise.

Duty of Care. The Declaration of Trust provides that neither the Trustees, an officer of the Fund nor, if applicable, an investment adviser to the Fund shall be liable to the Fund or any of its Unitholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees by the Fund, but not by the Unitholders individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. A Trustee will not be personally liable to any Unitholder for the repayment of any balance in such Unitholder’s account or for investments by such Unitholder in the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its Unitholders. The rights of indemnification and exculpation provided under the Declaration of Trust do not provide for indemnification of a Trustee for any liability, including liability under federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Term, Dissolution and Liquidation. The Fund shall continue without limitation of time but subject to the following provisions.  The Board may without Unitholder approval (unless such approval is required by the 1940 Act) in dissolution of the Fund liquidate, reorganize or dissolve the Fund in any manner or fashion not inconsistent with applicable law, including, without limitation:

•
Sell and convey all or substantially all of the assets of the Fund to another trust, partnership, limited liability company, association or corporation or other entity, or to a separate series or class of shares thereof, organized under the laws of any state or jurisdiction, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Fund and which may include shares of beneficial interest, stock or other ownership interests of such trust, partnership, limited liability company, association or corporation or of a series thereof; or

•	At any time sell and convert into money all of the assets of the Fund.

Following a sale or conversion in accordance with the foregoing, and upon making reasonable provision, in the determination of the Board, for the payment of all liabilities of the Fund as required by applicable law, by such assumption or otherwise, the Unitholders involved in such sale or conversion shall be entitled to receive, when and as declared by the Board, the excess of the assets belonging to Fund over the liabilities belonging to the Fund.  The assets so distributable to the Unitholders shall be distributed among such Unitholders in proportion to the number of Units held by them and recorded on the books of the Fund.

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Upon completion of the distribution of the remaining proceeds or the remaining assets as provided above, the Fund shall terminate and the Board shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties with respect to the Fund shall be cancelled and discharged.

Merger, Consolidation, Incorporation.  The Board, in order to change the form of organization and/or domicile of the Fund, may, without prior Unitholder approval, unless otherwise required by the 1940 Act: (i) cause the Trust to merge or consolidate with or into one or more trusts, partnerships, limited liability companies, associations or corporations so long as the surviving or resulting entity is a closed-end management investment company under the 1940 Act, or is a series thereof, which is formed, organized or existing under the laws of a state, commonwealth, possession or colony of the United States, or (ii) cause the Fund to incorporate under the laws of Delaware.  Any agreement of merger or consolidation or certificate of merger may be signed by a majority of the Trustees.   If a merger or consolidation of the Fund described above requires Unitholder approval, such merger or consolidation shall be approved by the vote of 67% or more of the Units present at a meeting called to vote on the merger or consolidation if the holders of more than 50% of the outstanding Units are present or represented by proxy or 50% of the outstanding Units, whichever is less (“Majority Unitholder Vote”).  Any other merger or consolidation of the Fund shall, in addition to the approval of the Board, require a Majority Unitholder Vote.

Voting. Each Unitholder has the right to cast a number of votes equal to the number of Units held by such Unitholder at a meeting of Unitholders called by the Board. The Unitholders shall have power to vote only:  (a) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act (including Section 16(a) thereof); (b) with respect to any contract entered into pursuant to Article V of the Declaration of Trust to the extent required by the 1940 Act; (c) with respect to termination of the Fund to the extent required by applicable law; and (d) with respect to such additional matters relating to the Fund as may be required by the Declaration of Trust, the By-laws, or as the Board may consider necessary or desirable.

Except for the exercise of their voting privileges, Unitholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

Reports to Unitholders. The Fund will furnish to Unitholders as soon as practicable after the end of each taxable year such information as is necessary for such Unitholders to complete federal and state income tax or information returns, along with any other tax information required by law. The Fund will send a semi-annual and an audited annual report to Unitholders within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act.

Fiscal Year. For accounting purposes, the Fund’s fiscal year is the 12-month period ending on August 31st.

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FUND ADVERTISING AND SALES MATERIAL

Advertisements and sales literature relating to the Fund and reports to Unitholders may include quotations of investment performance. In these materials, the Fund’s performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Fund’s investment performance. The Fund’s investment performance will vary from time to time, and past results are not necessarily representative of future results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund’s investment performance to the performance of recognized market indices, risk measurement criteria and other information related to the portfolio’s performance. Comparisons may also be made to economic and financial trends and data that may be useful for investors to consider in determining whether to invest in the Fund.

FINANCIAL STATEMENTS

The financial statements and the report of the independent registered public accounting firm thereon, appearing in the Fund’s Annual Report for the period fiscal year ended August 31, 2013 are incorporated by reference in this SAI. The Fund’s audited Annual Report is available upon request and free of charge by contacting the Fund at (877) 379-7380.

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EXHIBIT A – FUND PROXY VOTING PROCEDURES

FSI LOW BETA ABSOLUTE RETURN FUND
SHAREHOLDER VOTING POLICY

SECTION 1.  BACKGROUND

The Fund exercises its shareholder voting responsibilities as an investor in other issuers as a fiduciary, with the goal of maximizing the value of the Fund’s and its unitholders' investments.  This Policy details the Fund’s policy with respect to shareholder voting.  As the Fund invests primarily in hedge funds, funds of hedge funds, derivatives and fixed income securities, it is unlikely the Fund would be called upon to vote as the shareholder of an issuer.

SECTION 2.  ADVISER RESPONSIBILITIES

(A)           Delegation by Board.  Pursuant to the Investment Advisory Agreement between the Fund and the Primary Adviser, the Fund has delegated to the Primary Adviser the authority to vote, on behalf of the Fund, proxies issued by issuers whose securities comprise the Fund’s portfolio (“Portfolio Securities”).  Pursuant to the Investment Sub-Advisory Agreement between the Fund, the Primary Adviser, and each Sub-Adviser, the Adviser has delegated the authority to vote, on behalf of the Fund, proxies issued by issuers of Portfolio Securities comprising the Sub-Adviser’s Allocated Portion.  Before investing directly in a security for which the Fund could be called upon to vote as a shareholder, such as common stock, an Adviser shall provide and agree to maintain, and the Board shall approve, proxy voting procedures of the Adviser which procedures shall be designed to help ensure that proxies voted on behalf of the Fund are voted consistent with the Adviser’s fiduciary duties to the Fund and the best interests of Fund unitholders.

(B)           Delivery of Proxies.  Each Adviser is responsible for coordinating the delivery by the Custodian of proxies to be voted to the Adviser or to the agent of the Adviser selected to vote proxies on its behalf (a “Proxy Voting Service”).  Upon request, each Adviser shall provide periodic reports to the Board as to the implementation and operation of its unitholder voting policies and procedures as they relate to the Fund.

(C)           Conflicts of Interest. The Fund recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting on behalf of the Fund.  A conflict of interest includes any circumstance when the Fund, an Adviser, the Distributor, the Proxy Voting Service or one or more of their Affiliated Persons (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund unitholders in how shares of that issuer are voted.

Each Adviser’s proxy voting procedures shall identify and address the handling of material conflicts of interest and, when applicable, determine the adequacy of a Proxy Voting Service’s procedures to identify and address material conflicts of interest.

(D)           Proxy Voting Record.  Each Adviser shall maintain a record of each instance where the Fund was entitled to vote a proxy issued by an issuer of a Portfolio Security maintained in its Allocated Portion and will coordinate the annual delivery of such record to the Administrator for purposes of preparing the Fund’s annual Form N-PX filing.  The voting record shall include the following information required to be reported in Form N-PX:

A-1

(1)	The name of the issuer of the security;

(2)	The exchange ticker symbol of the security;

(3)	The CUSIP for the security;

(4)	The shareholder meeting date;

(5)	A brief identification of the matter voted on;

(6)	Whether the matter was proposed by the issuer or by a security holder;

(7)	Whether the Fund cast its vote on the matter;

(8)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(9)	Whether the Fund cast its vote for or against management.

The Adviser shall also be responsible for ensuring information regarding how the Fund voted proxies issued by Portfolio Securities comprising its Allocated Portion during the most recent twelve-month period ended June 30 is available on the Fund’s website or other location consistent with disclosure in the Fund’s registration statement.

SECTION 3: ABSTENTION

An Adviser, on behalf of the Fund, may abstain from shareholder voting in certain circumstances.  Abstaining from voting may be appropriate if voting would be unduly burdensome or expensive, or otherwise not in the best interest of the Fund's unitholders.

SECTION 4: BOARD REPORTING AND REVIEW

Each Adviser shall submit its proxy voting procedures to the Board for review and approval: (i) before investing directly in a Portfolio Security comprising its Allocated Portion for which the Fund could be called upon to vote as a shareholder, such as common stock; and (ii) at the next regularly scheduled meeting of the Board following any material change.

Each Adviser shall report to the Board, at least quarterly, whether any conflicts of interest arose while voting, on behalf of the Fund, proxies issued by issuers of Portfolio Securities comprising its Allocated Portion and how such conflicts were handled.

Adopted: December 18, 2012

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EXHIBIT B – FINANCIAL SOLUTIONS, INC. PROXY VOTING PROCEDURES

A.	POLICY

It is the policy of the Firm not to accept the responsibility of voting shares held by its Clients by executing the proxies for those shares except when contracted to do so such as when Advising registered funds. The Firm is to take all reasonable actions to inform Clients of its Proxy Policy and to assure that Clients may vote those proxies personally.

B.	OVERSIGHT OF PROXY VOTING

1.	Responsibility for Chief Compliance Officer

The Chief Compliance Officer is responsible for compliance with the Proxy Policy and these Procedures.

If the Firm has, by contract, accepted Proxy voting authority, the Firm is committed to minimizing conflicts of interest when voting proxies on behalf of the Firm's clients, and strives to ensure that proxies are voted in the best interest of the client. The Adviser has adopted the following voting guidelines:

•
For routine matters, as the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight.  The position of the issuer's management will not be supported in any situation where the Adviser assesses that it is not in the best interests of the Fund's shareholders.

•	For non-routine matters, such proposals should be examined on a caseby-case basis.

•
The Adviser may abstain from voting as proxy if such vote cannot be cast with commercially reasonable efforts or if Adviser deems it to be in the best interest of the Fund's shareholders to abstain from voting a proxy.

Absent material conflicts, the Adviser will determine how it should vote the proxy in accordance with the guidelines outlined above. The Adviser recognizes that it may have a conflict of interest in voting proxies on behalf of a client. A conflict of interest, means any circumstance in which the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict between its own interests and the interests of the Client in how proxies of that issuer are voted.

If the Adviser determines that a material conflict of interest exists, the Chief Compliance Officer will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as receiving an independent third party voting recommendation.

The Firm will provide Clients, other than registered funds, for which it has accepted Proxy voting authority copies of the Proxy voted and a written explanation of the rational utilized to determine the vote cast.

For registered funds advised by the Firm, the Firm will maintain voting records adequate to support the required Form N-PX filing, including a record of each matter for which the Fund was entitled to vote including:

•	The name of the issuer;
•	If applicable, the exchange ticker symbol of the portfolio security;
•	If applicable, the Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;
•	The shareholder meeting date or partner vote date;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder/partner;
•	Whether the Adviser cast a vote on behalf of the Fund on the matter;
•	How the Adviser cast its vote on behalf of the Fund (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
•	Whether the Adviser cast its vote on behalf of the Fund for or against management.

2.	Responsibility of Managing Principal

The President shall ensure that the Firm's Proxy Policy is disclosed to Clients for which the firm has not accepted voting authority as described below and for ensuring that any proxies the Firm may receive are promptly forwarded to the Client prior to any voting deadline. The Managing Principal shall also ensure that the Firm complies with any state or federal proxy voting law or regulation.

C.	DISCLOSURE TO CLIENTS

1.	Information Required

A summary of the Firm's Proxy Policy and Procedures shall disclose:

•	that it is the policy of the Firm not to accept the responsibility of voting shares held by its Clients;
•	that the Firm will not execute proxies for Client shares;
•	that the Firm has adopted procedures to ensure that it does not vote Client proxies; and
•	that a copy of the Firm's Proxy Policy and Procedures are available on request by any Client.

2.	Timing of Disclosure

a.	Initial Disclosure

The President shall deliver a copy of the Firm's Proxy Policy and Procedures to all new Clients at the time of execution of the advisory contract with the Client.

b.	Annual Disclosure

At least annually, the Chief Compliance Officer shall offer Clients a copy of the Firm Brochure, which contains a summary of the Firm's Proxy Policy and Procedures.

c.	Client Request

The Chief Compliance Officer shall mail a copy of the Firm's Proxy Policy and Procedures within 10 business days to any Client who requests a copy.

D.	DELIVERY OF PROXY VOTING MATERIALS

The Firm shall promptly forward to each Client any proxies or other voting materials that have been delivered to the Firm relating to securities held by that Client so that the Client can execute the proxies directly.

E.	RECORD KEEPING

1.           Retention of Proxy Policy and Procedures

The President shall place the current copy of the Firm's Proxy Policy and Procedures in its Manual. All previous versions shall be placed in a file labeled “Proxy Policy and Procedures-Prior Versions.”

2.           Duration of Retention

The President shall ensure that all proxy voting materials or related documents be maintained at the Firm's principal place of business for five years.

3.           Retention of Proxy Correspondence

The President shall keep a file labeled “Proxy Communications-Client Contact.” The file shall contain, in chronological order, all incoming and outgoing correspondence and a record of any Client contact related to Client proxies. The President shall also place a copy of every piece of correspondence and evidence of Client contact related to Client proxies in the appropriate Client file.

4.           Record of Noncompliance

The President shall memorialize in a letter each instance of non-compliance with the Proxy Policy and Procedures. The letter should contain any relevant facts, reasoning and supporting documentation. Non-compliance includes, but is not limited to, the President casting a Client's proxy ballot, improper policy disclosure or any act which does not comply with the Firm's Proxy Policy and Procedures. The President is responsible for identifying each instance of non-compliance. The President shall place each letter in a chronological file labeled “Non-Compliance Letters.”

Adopted: February 15, 2013

EXHIBIT C – MERITAGE CAPITAL, LLC PROXY VOTING PROCEDURES

Proxy Voting

Fund governing documents will generally provide Meritage with the authority to vote proxies with respect to the securities owned by a Client.  In such cases, each proxy proposal received by Meritage will be thoroughly reviewed in order to ensure that such proxy is voted in the best interests of the Client.  The purpose of these proxy voting policies and procedures is to set forth the principles and procedures by which Meritage votes or gives consents with respect to the securities owned by Clients for which Meritage exercises voting authority and discretion (the “Proxies”).

These proxy voting policies and procedures are available to any Client upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Meritage and its affiliates engage in a range of activities, including investment activities for funds and discretionary and non-discretionary advisory services.  Meritage and/or its Supervised Persons may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers, or candidates for directorships. Any conflicts of interest relating to the voting of Proxies, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures.  The guiding principle by which Meritage votes all Proxies is the maximization of the ultimate long term economic value of the Client and does not permit proxy voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

It is the general policy of Meritage to vote or give consent on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind.  However, Meritage reserves the right to abstain on any particular vote or otherwise withhold its vote or consent on any matter if, in the judgment of the members of the Compliance Committee, the costs associated with voting such Proxy outweigh the benefits to a Client or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of the relevant Client.

Procedures:

•
All Proxy voting decisions initially will be referred to the appropriate Meritage Fund Director to review the Proxy information. All Fund Directors are expected to perform their tasks relating to the voting of Proxies in accordance with the principles set forth above.

•
All Proxy voting decisions will require a mandatory conflicts of interest review by the CCO or designee in accordance with these policies and procedures, which will include consideration of whether Meritage or any investment professional or other person recommending how to vote the Proxy has an interest in how the Proxy is voted that may present a conflict of interest.  If at any time any Fund Director becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular Proxy voting decision, he or she should contact the CCO or a member of the Compliance Committee.

C-1

•
The Compliance Committee will review and discuss the applicable Proxy voting recommendations prior to the final submission of any Proxy vote.  In this regard, the Compliance Committee shall have the power to retain independent fiduciaries, consultants, or professionals to assist with Proxy voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants, or professionals.

•	The CCO or designee will keep a Proxy voting log that will record as to when and how each proxy is voted along with documented support for votes cast or abstentions.

Adopted: November 1, 2013

C-2

EXHIBIT D – PLUSCIOS MANAGEMENT LLC PROXY VOTING PROCEDURES

Pluscios Management LLC
Proxy Voting Policies and Procedures

Objective

Pluscios Management LLC (“PLUSCIOS”), an investment adviser registered with the Securities and Exchange Commission, is responsible for the allocation of assets on behalf of its clients to various private investment funds, including hedge funds and other alternative investment pools that are structured as private limited partnerships, limited liability companies or offshore corporations (collectively, “Alternative Investments”). The voting rights of Alternative Investments generally are contract rights set forth in the organizational documents (e.g., the limited partnership agreement, limited liability company or memorandum and articles of association). As privately placed securities, Alternative Investments generally are not subject to the regulatory scheme applicable to public companies. Consequently, in most cases, Alternative Investments do not issue proxies. Instead, they often solicit consents from their limited partners, members or shareholders.

As an investment manager, Pluscios in the normal course of business is typically granted by its clients the authority to vote the solicitations or consents of Alternative Investments and the proxies of securities directly held by clients that are not under the management of a sub-adviser (e.g., securities that are received from in-kind redemptions). In accordance with the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable fiduciary and regulatory standards, Pluscios’ objective is to vote the solicitations, consents and proxies (hereinafter referred to as “proxies”) in the best interests of its clients. To further that objective, PLUSCIOS has adopted these Proxy Voting Policies and Procedures.

The Proxy Voting Process

1.          Voting in General. PLUSCIOS’ Investment Committee (“IC”) as part of its ongoing analysis of client holdings, monitors significant developments relating to the portfolio of Alternative Investments. Because in the context of Alternative Investments each solicited vote raises unique questions and is an integral part of PLUSCIOS’ investment process, each proxy or other solicitation with respect to Alternative Investments will be analyzed by a member or members of the IC on a case-by-case basis.

For proxies received with respect to any securities other than Alternative Investments held directly by PLUSCIOS’ clients, for which PLUSCIOS has voting responsibility, PLUSCIOS will defer the vote to a proxy voting service and vote in accordance with their recommendation.

Situations may arise in which more than one client invests in the same Alternative Investment or securities. In addition, two or more funds/clients may be invested in strategies having different investment objectives, investment styles or portfolio managers. As a result, PLUSCIOS may cast different votes on behalf of different clients.

2.          Responsibility for Vote for Alternative Investments – Primary Contact for the Manager of the Underlying Hedge Fund or Other Person Identified by Compliance Officer. Where the proxy being voted is with respect to interests in an underlying hedge fund (“UHF”) owned by a PLUSCIOS client over which PLUSCIOS has discretionary investment authority, it shall be the responsibility of the Primary Contact in the IC for the investment manager of the UHF to vote the proxies in a timely manner and otherwise in accordance with these procedures. In the absence of the Primary Contact, the Compliance Officer shall assign such responsibility to another person in the IC in accordance with the procedures set forth below in this section.

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3.          Procedures for Voting Proxies. PLUSCIOS has adopted the following procedures in order to ensure that all proxy materials are processed in a timely fashion:

•	All proxies and related materials received by PLUSCIOS shall be forwarded to the designated IC member with a copy to the Compliance Officer.
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The Compliance Officer will promptly follow up via e-mail to ensure that if the designated person is unavailable, the proxy material is assigned to another member of the IC. The person assigned responsibility is referred to herein as the “IC Designate.” If the Compliance Officer is absent, a Principal of PLUSCIOS will perform this follow up.

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The IC Designate will analyze the proxy materials and make a decision on how to vote each proxy, conferring with the other members of the IC if appropriate (absent material conflicts of interest – if there are material conflicts of interest, follow procedures described below in “Material Conflicts of Interest”). The IC Designate shall have responsibility for submitting the proxy prior to the Voting Deadline (and keeping a copy of the proxy, as voted).

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In some cases, proxy materials stipulate how a failure to vote the proxy will be interpreted (for example, proxy materials may stipulate that no vote will be deemed to be a vote for the proposal, or that there is no need to submit a proxy if there is an intention to vote in favor of the proposal). In such a case, the IC Designate must still determine how to vote the proxy, and convey this decision as described above. If the IC Designate decides that a proxy should not be submitted, that decision shall be communicated to the UHF and a copy of that communication shall be kept in the files.

Material Conflicts of Interest

Rule 206(4)-6 under the Advisers Act requires that the proxy voting procedures adopted and implemented by a registered investment adviser include procedures that address material conflicts of interests that may arise between the investment adviser and its clients. Material conflicts of interest may arise when management of a PLUSCIOS investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may affect PLUSCIOS’ relationship with such company and materially impact PLUSCIOS’ business; or when a personal relationship between a PLUSCIOS officer and management of a company or other proponents of proxy proposals could impact the voting decision.

In addition, PLUSCIOS has adopted the procedures discussed in the following section to address material conflicts of interest.

Escalation of conflicts of interest

The IC Designate, along with the Compliance Officer, is responsible for identifying potential material conflicts of interests. When a potential material conflict of interest has been identified between the interests of PLUSCIOS and its clients, it is the responsibility of the full IC to evaluate the matter and determine whether an actual material conflict of interest exists.

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In the event an actual material conflict of interest exists, the final voting decision will be made by the full IC.

Depending upon the nature of the material conflict, PLUSCIOS may elect to take one or more of the following measures, or other appropriate action:

X	removing certain PLUSCIOS personnel from the proxy voting process;
X	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
X	deferring the vote to a proxy voting service and vote in accordance with its recommendation; or deferring the vote to an independent person or body

The resolution of all potential and actual material conflict issues presented to the full IC will be thoroughly documented.

Recordkeeping

PLUSCIOS is required to maintain for five (5) years all records relating to the proxy voting process (the first two years in an easily accessible place). Those records will include the following:

X	a copy of the PLUSCIOS Proxy Voting Policies and Procedures;
X	a copy of each proxy statement received on behalf of PLUSCIOS clients;
X	a record of each vote cast on behalf of PLUSCIOS client holdings;
X	a copy of all documents created by PLUSCIOS personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision; and
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a copy of each written request by a client for information on how PLUSCIOS voted proxies on behalf of the client, as well as a copy of any written response by PLUSCIOS to any request by a PLUSCIOS client for information on how PLUSCIOS voted proxies on behalf of a client.

Adopted: June 2008, confirmed through December 2012

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